UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ⌧

Filed by a Party other than the Registrant ◻

Check the appropriate box:

⌧	Preliminary Proxy Statement

◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

◻	Definitive Proxy Statement

◻	Definitive Additional Materials

◻	Soliciting Material under §240.14a-12

TE CONNECTIVITY LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

⌧ No fee required

◻ Fee paid previously with preliminary materials

◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

A letter to

our shareholders

January 18, 2023

Dear Shareholder,

On behalf of the Board of Directors and our senior management team, we are pleased to invite you to attend the 2023 Annual General Meeting of Shareholders of TE Connectivity Ltd., to be held on Wednesday, March 15, 2023 at 2:00 p.m., Central European Time, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. Details of the business to be presented at the meeting can be found in the accompanying Invitation to the Annual General Meeting of Shareholders and Proxy Statement.

If you cannot attend, you can ensure that your shares are represented at the meeting by casting your vote either electronically at your earliest convenience or by promptly completing, signing, dating and returning your proxy card.

We look forward to seeing you at the meeting.

Sincerely,

Thomas J. Lynch

Chairman of the Board

TE Connectivity Ltd.

Mühlenstrasse 26

CH-8200 Schaffhausen, Switzerland

Tel: +41 (0) 52 633 66 61

Invitation to the Annual General Meeting of Shareholders		1
Proxy Summary		5
	Proxy Statement	10
	Questions and Answers About This Proxy Statement and Voting	10
	Security Ownership of Certain Beneficial Owners and Management	17
▶	Agenda Item No. 1—Election of Directors	19
	Nominees for Election	19
	Corporate Governance	36
	The Board of Directors and Board Committees	42
▶	Agenda Item No. 2—Election of the Chairman of the Board of Directors	47
▶	Agenda Item No. 3—Election of the Members of the Management Development and Compensation Committee	48
	Executive Officers	49
	Compensation Discussion and Analysis	51
	Management Development and Compensation Committee Report	68
	Compensation Committee Interlocks and Insider Participation	68
	Executive Officer Compensation	69
	CEO Pay Ratio	77
	Compensation of Non-Employee Directors	79
	Certain Relationships and Related Transactions	81
	Delinquent Section 16(a) Reports	82
	Audit Committee Report	83
▶	Agenda Item No. 4—Election of the Independent Proxy	85
▶	Agenda Item No. 5—Approval of the Annual Report and Financial Statements for the Fiscal Year Ended September 30, 2022	86
▶	Agenda Item No. 6—Release of the Members of the Board of Directors and Executive Officers for Activities During the Fiscal Year Ended September 30, 2022	89
▶	Agenda Item No. 7—Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting	90
▶	Agenda Item No. 8—Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”)	93
▶	Agenda Item No. 9—Advisory Vote On Frequency Of Advisory Vote To Approve Named Executive Officer Compensation	95
▶	Agenda Item No. 10—Advisory Vote to Approve Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022	96
▶	Agenda Item No. 11—Binding Vote to Approve Fiscal Year 2024 Maximum Aggregate Compensation Amount for Executive Management	97
▶	Agenda Item No. 12—Binding Vote to Approve Fiscal Year 2024 Maximum Aggregate Compensation Amount for the Board of Directors	100
▶	Agenda Item No. 13—Carryforward of Unappropriated Accumulated Earnings at September 30, 2022	102
▶	Agenda Item No. 14—Declaration of Dividend	103
▶	Agenda Item No. 15—Authorization relating to Share Repurchase Program	105
▶	Agenda Item No. 16— Approval of Reduction of Share Capital For Shares Acquired Under Our Share Repurchase Program and related amendments to our articles of association	107
▶	Agenda Item No. 17—Approval of Changes to the Share Capital and related amendments to our articles of association	109
	Additional Information	113
	TE Connectivity 2024 Annual General Meeting of Shareholders	114
	Where You Can Find More Information	115

2023 Annual General Meeting Proxy Statement	i

TE CONNECTIVITY LTD.

Mühlenstrasse 26

CH-8200 Schaffhausen, Switzerland

Invitation to the Annual General Meeting of Shareholders

Time and Date:	2:00 p.m., Central European Time, on March 15, 2023
Place:	The Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland
Agenda Items:	1. Election of twelve (12) director nominees proposed by the Board of Directors;
2. Election of the Chairman of the Board of Directors;
3. Election of the members of the Management Development and Compensation Committee;
4. Election of the Independent Proxy;

5. Approval of (i) the 2022 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2022, the consolidated financial statements for the fiscal year ended September 30, 2022 and the Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022;

6. Release of the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 30, 2022;

7. Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;

8. Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”);
9. Advisory Vote on Frequency of Advisory Vote to Approve Named Executive Officer Compensation;
10. Advisory Vote to Approve Swiss Statutory Compensation Report
11. Binding vote to approve fiscal year 2024 maximum aggregate compensation amount for Executive Management;
12. Binding vote to approve fiscal year 2024 maximum aggregate compensation amount for the Board of Directors;
13. Carryforward of Unappropriated Accumulated Earnings;
14. Declaration of Dividend;
15. Authorization relating to Share Repurchase Program;
16. Approval of Reduction of Share Capital for Shares acquired under our Share Repurchase Program and related amendments to our Articles of Association;
17. Approval of Changes to the Share Capital and related amendments to our Articles of Association; and
18. To consider any other matters that may properly come before the meeting, or any adjournments or postponements of the meeting

2023 Annual General Meeting Proxy Statement	1

Persons Who Will Receive Proxy Materials:

Under rules of the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 5, 2023. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or as otherwise described in the next paragraph. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

A copy of the proxy materials, including a proxy card, will also be sent to any additional shareholders who are registered in our share register as shareholders with voting rights, or who become beneficial owners through a nominee registered in our share register as a shareholder with voting rights, as of the close of business (Eastern Standard Time) on February 23, 2023.

Admission to Meeting and Persons Eligible to Vote:

Shareholders who are registered with voting rights in our share register as of the close of business (Eastern Standard Time) on February 23, 2023 have the right to attend the Annual General Meeting and vote their shares, or may grant a proxy to vote on each of the agenda items in this invitation and any other matter properly presented at the meeting for consideration.

Shareholders who hold their shares in the name of a bank, broker or other nominee (“Beneficial Owners”) should follow the instructions provided by their bank, broker or nominee. Beneficial Owners who have not obtained a proxy from their bank, broker or nominee are not entitled to vote in person at the Annual General Meeting.

Granting of Proxy:

Shareholders of record with voting rights may appoint Dr. René Schwarzenbach, Proxy Voting Services GmbH, as independent proxy, with full rights of substitution, to vote their shares in accordance with provided instructions, pursuant to article 689c para. 4 Swiss Code of Obligations (the “Swiss Code”).  The Swiss Code prohibits the following from acting as proxies: Company officers (Organstimmrechtsvertretung) and institutions subject to the Swiss Federal Law on Banks and Savings Banks as well as professional asset managers that hold proxies for holders of record concerning deposited shares (Depotstimmrechtsvertretun).

The proxies granted to the independent proxy must be received no later than 5:00 p.m., Central European Time on March 14, 2023. A shareholder of record who gives a proxy may revoke it at any time before it is exercised by giving notice of the revocation, or, subject to timing limitations, by delivering a revocation letter and subsequent proxy card to the independent proxy.

2	2023 Annual General Meeting Proxy Statement

With regard to the items listed on the agenda, the independent proxy will vote in accordance with the specific instructions of the shareholder, or if a general instruction is selected by the shareholder when granting the proxy, in accordance with the recommendation of the Company’s Board of Directors at the meeting, or abstain from voting if the shareholder did not provide instructions. With regard to new agenda items (other than those on the agenda) or new proposals or motions regarding agenda items set out in this Invitation to the Annual General Shareholders Meeting being put forth at the meeting, the independent proxy will vote in accordance with the general instruction of the shareholder when granting the proxy in accordance with the recommendation of the Company’s Board of Directors at the meeting, or abstain from voting if the shareholder did not provide a general instruction.

Date of Availability:

Our proxy materials are being made available on or about January 18, 2023 to each shareholder of record of TE Connectivity registered shares at the close of business (Eastern Standard Time) on January 5, 2023.

By order of the Board of Directors,

Harold G. Barksdale
Corporate Secretary

January 18, 2023

Cautionary Note Regarding Forward-Looking Statements

All statements made in this document, other than statements of historical or current facts, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking and other statements in this document address our environmental, social, governance and sustainability plans and goals, among other matters. The inclusion of such statements is not an indication that this content is necessarily material to investors or required to be disclosed in our filings with the Securities and Exchange Commission. ESG related statements are also based on assumptions as well as estimates that are subject to a high level of uncertainty, and these statements should not necessarily be viewed as being representative of current or actual risk or performance, or forecasts of expected risk or performance. In addition, historical, current, and forwardlooking environmental and social‐related statements may be based on standards for measuring progress that are still developing, and internal controls and processes that continue to evolve. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” “will” and similar expressions are generally intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. Forward-looking statements reflect management’s current expectations and are inherently uncertain. Actual results could differ materially for a variety of reasons. Risks and uncertainties that could cause our actual results to differ significantly from management’s expectations are described in our Annual Report on Form 10-K for the fiscal year ended September 30, 2022. The company undertakes no obligation to update any forward-looking or other statements.

2023 Annual General Meeting Proxy Statement	3

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4	2023 Annual General Meeting Proxy Statement

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this proxy statement. It does not include all information necessary to make a voting decision, and you should read this proxy statement in its entirety before casting your vote.

TE at a Glance

A global industrial technology leader creating a safer, sustainable, productive and connected future. Our broad range of connectivity and sensor solutions, proven in the harshest environments, enable advancements in transportation, industrial applications, medical technology, energy, data communications and the home.

$16.3B FY22 Annual Revenue	236B Products Manufactured Annually	100+ Global Manufacturing Sites

140 Countries Where We Serve Customers	92,000 Employees Including 8,000+ Engineers	15k Patents Worldwide Granted or Pending

Technology & Innovation

Solutions that power electric vehicles, aircraft, digital factories, and smart homes. Innovation that enables life-saving medical care, sustainable communities, efficient utility networks, and the global communications infrastructure. We partner with customers to produce highly engineered connectivity and sensing products that make a connected world possible.

Diversification

Our focus on reliability and durability, our commitment to progress, and the broad range of our product portfolio enables companies large and small to turn ideas into technology that can transform how the world works and lives tomorrow.

Global Scale

With employees, customers, engineering centers and factories around the world, and our sales coming almost equally from the Americas, Asia-Pacific and Europe/Middle East/Africa regions, we have the advantage of being a truly global industrial technology leader.

2023 Annual General Meeting Proxy Statement	5

Corporate governance summary

Director nominees

Board changes since 2017 5 of 10 independent director nominees have joined the Board

	Jean-Pierre Clamadieu Independent Former Chief Executive Officer, and Chairman, Solvay S.A. Age 64 Tenure Nominee Expected Committee: NGCC	Terrence R. Curtin Executive Director Chief Executive Officer, TE Connectivity Ltd. Age 54 Tenure 2016

Laura H. Wright
Independent

Former Chief Financial Officer,
Southwest Airlines Co.

Age 62 Tenure 2014

Committee: AC (Financial Expert)

Dawn C. Willoughby
Independent

Former Executive Vice
President and Chief
Operating Officer
The Clorox Company

Age 53 Tenure 2020

Committee: MDCC

:
Meeting attendance > 93.0% • Overall attendance at Board and Committee meetings • There were 6 Board meetings in Fiscal Year 2022	Mark C. Trudeau Independent Former President, Chief Executive Officer, Mallinckrodt plc Age 61 Tenure 2016 Committee: MDCC	Abhijit Y. Talwalkar Independent Former President and Chief Executive Officer, LSI Corporation Age 58 Tenure 2017 Committee: MDCC (Chair)
Committees: AC – Audit MDCC – Management Development & Compensation NGCC – Nominating Governance & Compliance

6	2023 Annual General Meeting Proxy Statement

Independence – Director Nominees ■ Independent 10 ■ Not Independent 2
Carol A. (“John”) Davidson Lead Independent Director Former Senior Vice President Controller and Chief Accounting Officer, Tyco International Ltd. Age 67 Tenure 2016 Committee: AC (Chair) (Financial Expert)	Lynn A. Dugle Independent Former Chief Executive Officer, President and Chairman of the Board, Engility Holdings, Inc Age 63 Tenure 2020 Committee: AC (Financial Expert)

William A. Jeffrey Independent Retired Chief Executive Officer, SRI International Age 62 Tenure 2012 Committee: NGCC (Chair)

Syaru Shirley Lin Independent Research Professor, University of Virginia Age 54 Tenure 2022 Committee: NGCC

Heath A. Mitts Executive Director Executive Vice President and Chief Financial Officer, TE Connectivity Ltd. Age 51 Tenure 2021	Thomas J. Lynch Independent Non-Executive Chairman since 2018 Former Chief Executive Officer, TE Connectivity Ltd. Age 68 Tenure 2007	Lead Independent Director ● Board maintains a Lead Independent Director with Robust Authority

2023 Annual General Meeting Proxy Statement	7

Executive Compensation Summary

Executive Compensation Governance Highlights

We have established several best practices that help ensure our compensation programs remain aligned with shareholder interests.

What We Do

√ Link pay to performance with a high percentage of variable compensation	√ Include a “clawback” provision in all executive officer incentive award agreements (both annual and long-term)
√ Perform annual say-on-pay advisory vote for shareholders	√ Maintain robust stock ownership requirements for executives (6x CEO, 3x executive officers)
√ Perform mandatory (under Swiss Law) say-on-pay vote on maximum aggregate compensation for Board of Directors and Executive Management	√ Include performance criteria in incentive plans to utilize tax deductibility where applicable and appropriate
√ Follow principles of executive compensation that are included in our articles of association and have been approved by our shareholders	√ Retain a fully independent external compensation consultant whose independence is reviewed annually by the MDCC
√ Design compensation programs to mitigate undue risk-taking	√ Provide only limited non-business aircraft usage to the CEO
√ Align executive compensation with shareholder returns through long-term incentives	√ Maintain an insider trading policy applicable to all executive officers and employees
√ Cap incentive compensation payments for individuals including our CEO	√ Review share utilization annually

What We Do Not Do

x Provide tax gross ups for executives except under our relocation program	x Provide excise tax gross ups
x Provide perquisites for named executive officers except for limited non-business aircraft usage for our CEO	x Re-price underwater stock options
x Provide tax gross ups for personal aircraft use	x Allow hedging or pledging of TE securities

8	2023 Annual General Meeting Proxy Statement

Historical “Say on Pay” votes

The Management Development and Compensation Committee believes the results of last year’s “Say on Pay” vote affirmed our shareholders’ support of our Company’s executive compensation program. This confirmed our decision to maintain a consistent overall approach in setting executive compensation for 2022.

Executive Compensation Principles

Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In setting compensation we adhere to the following core principles:

Shareholder Alignment	Performance Based	Appropriate Risk	Competitive with external talent market

Focus on executive stock ownership	Simple and Transparent		Fair and Equitable

Fiscal 2022 Compensation Highlights

Executive Compensation Actions

Base Salaries Messrs. Curtin, Mitts, Merkt, Stucki and Kroeger had increases in base salary to maintain their competitive pay position in the marketplace.	Equity Award Values Delivered annual equity awards for the CEO and the other NEOs in order to keep pace and ensure alignment with the market and to reflect strong individual performance.
Target Cash Incentives Mr. Curtin received a target bonus increase to better align his total direct compensation with market practice.	Equity Award Structure Equity incentive awards for the CEO and the other NEOs were in the form of stock options (50%) and performance stock units (50%).

2023 Annual General Meeting Proxy Statement	9

PROXY STATEMENT

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

TE CONNECTIVITY LTD.

TO BE HELD ON WEDNESDAY, MARCH 15, 2023

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

TE Connectivity’s Board of Directors is soliciting your proxy to vote at the Annual General Meeting to be held at 2:00 p.m., Central European Time, on March 15, 2023, at the Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The information provided in this proxy statement is for your use in determining how you will vote on the agenda items described herein.

We have made available our proxy materials to each person who is registered as a holder of our shares in the register of shareholders (such owners are often referred to as “holders of record” or “record holders”) as of the close of business (Eastern Standard Time) on January 5, 2023. We also will send a copy of the proxy materials, including the proxy card, to any holder of record who requests them in the manner set forth in the Notice and to any additional shareholders who become registered in our share register after the close of business (Eastern Standard Time) on January 5, 2023 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 23, 2023. Distribution to shareholders of the Notice of Internet Availability of Proxy Materials (the “Notice”), is scheduled to begin on or about January 18, 2023.

We have requested that banks, brokerage firms and other nominees who hold TE Connectivity shares on behalf of the owners of the shares (such owners are often referred to, and we refer to them below, as “beneficial owners,” “beneficial shareholders” or “street name holders”) as of the close of business (Eastern Standard Time) on January 5, 2023 forward the Notice to those beneficial shareholders and forward the proxy materials, along with a voting instruction card, for any additional beneficial owners who acquire their shares after January 5, 2023 and continue to hold them at the close of business (Eastern Standard Time) on February 23, 2023. We have agreed to pay the reasonable expenses of the banks, brokerage firms and other nominees for forwarding these materials.

Are proxy materials available on the Internet?

Yes.

Important Notice regarding the Availability of Proxy Materials for the Annual General Meeting to be held on March 15, 2023.

Our proxy statement for the Annual General Meeting to be held on March 15, 2023, other proxy material and our annual report to shareholders for fiscal year 2022 is available at http://www.te.com/TEAnnualMeeting.

Under SEC rules, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our shareholders registered in our share register as of the close of business (Eastern Standard Time) on January 5, 2023. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice also instructs you on how you may submit your proxy over the Internet or via mail. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the Notice or you acquire your shares after January 5, 2023 and continue to be registered in our share register at the close of business (Eastern Standard Time) on February 23, 2023, in which case we will send you the proxy materials. This permits us to conserve natural resources and reduce our printing costs, while giving shareholders a convenient and efficient way to access

10	2023 Annual General Meeting Proxy Statement

our proxy materials and vote their shares. Our proxy materials are being made available on or about January 18, 2023.

What agenda items are scheduled to be voted on at the meeting?

The seventeen (17)  agenda items scheduled for a vote are:

●	Agenda Item No. 1: To elect twelve (12) nominees proposed by the Board of Directors as directors to hold office until the next annual general meeting of shareholders;
●	Agenda Item No. 2: To elect the Chairman of the Board of Directors;
●	Agenda Item No. 3: To elect the members of the Management Development and Compensation Committee;
●	Agenda Item No. 4: To elect the Independent Proxy for the 2024 annual general meeting of shareholders;
●	Agenda Item No. 5: To approve (i) the 2022 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2022, the consolidated financial statements for the fiscal year ended September 30, 2022 and the Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022;
●	Agenda Item No. 6: To release the Members of the Board of Directors and Executive Officers of TE Connectivity for activities during the fiscal year ended September 30, 2022;
●	Agenda Item No. 7: To elect (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;
●	Agenda Item No. 8: To cast an advisory (non-binding) vote to approve Named Executive Officer compensation (“Say on Pay”);
●	Agenda Item No. 9: To cast an advisory (non-binding) vote on the frequency of an advisory vote to approve Named Executive Officer compensation;
●	Agenda Item No. 10: To cast an advisory vote to approve the Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022;
●	Agenda Item No. 11: To cast a binding vote to approve fiscal year 2024 maximum aggregate compensation amount for Executive Management;
●	Agenda Item No. 12: To cast a binding vote to approve fiscal year 2024 maximum aggregate compensation amount for the Board of Directors;
●	Agenda Item No. 13: To approve the carryforward of Unappropriated Accumulated Earnings at September 30, 2022;
●	Agenda Item No. 14: To approve a Dividend payment to shareholders equal to $2.36 per issued share to be paid in four equal quarterly installments of $0.59 starting with the third fiscal quarter of 2023 and ending in the second fiscal quarter of 2024 pursuant to the terms of the Dividend resolution;
●	Agenda Item No. 15: To approve an authorization relating to our Share Repurchase Program;
●	Agenda Item No. 16: To approve a reduction of Share Capital for Shares acquired under our Share Repurchase Program and related amendments to our Articles of Association; and
●	Agenda Item No. 17: To approve Changes to the Share Capital and related amendments to Articles of Association.

What is the recommendation of the Board of Directors on each of the agenda items scheduled to be voted on at the meeting? How do the Board of Directors and executive officers intend to vote with respect to the agenda items?

TE Connectivity’s Board of Directors recommends that you vote FOR each of the agenda items listed above as recommended by our Board of Directors. Our Directors and Executive Officers have indicated that they intend to vote their shares in favor of each of the agenda items, except for Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities during the Fiscal Year ended September 30, 2022), where they are by law precluded from voting their shares. On

2023 Annual General Meeting Proxy Statement	11

January 5, 2023, our Directors and Executive Officers and their affiliates beneficially owned approximately [●]% of the outstanding shares.

What is the difference between being a shareholder of record and a beneficial owner?

If your shares are registered directly in your name in our share register operated by our stock transfer agent, you are considered the “shareholder of record” of those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf and the broker, bank or nominee is registered in our share register as a shareholder with voting rights, your broker, bank or other nominee is considered the shareholder of record and you are considered the “beneficial owner” or “street name holder” of those shares. In this case, the shareholder of record that is registered as a shareholder with voting rights has forwarded either the Notice or the proxy materials, as applicable, and separate voting instructions, to you. As the beneficial owner, when directing the shareholder of record how to vote your shares, you should follow the voting instructions they have provided to you.

Who is entitled to vote?

Shareholders of record

All shareholders registered in our share register at the close of business (Eastern Standard Time) on February 23, 2023 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such shareholders become registered as shareholders with voting rights by that time. See “— I am a shareholder of record. How do I become registered as a shareholder with voting rights?”

Beneficial owners

Beneficial owners whose banks, brokers or nominees are shareholders registered in our share register with respect to the beneficial owners’ shares at the close of business (Eastern Standard Time) on February 23, 2023 are entitled to vote on the matters set forth in this proxy statement and any other matter properly presented at the meeting for consideration, provided such banks, brokers or nominees become registered as shareholders with voting rights. See “— I am a shareholder of record. How do I become registered as a shareholder with voting rights?”

What if I am the record holder or beneficial owner of shares at the close of business (Eastern Standard Time) on January 5, 2023, but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 23, 2023?

Holders of record and beneficial owners will not be entitled to vote their shares or provide instructions to vote with respect to their shares if they hold shares at the close of business (Eastern Standard Time) on January 5, 2023 but sell or otherwise transfer those shares before the close of business (Eastern Standard Time) on February 23, 2023.

I am a shareholder of record. How do I become registered as a shareholder with voting rights?

If you are a shareholder of record, you have been registered as a shareholder with voting rights in our share register, unless in certain circumstances (such as failure to comply with particular disclosure requirements set forth in our articles of association) we have specifically advised you that you are registered as a shareholder without voting rights.

How do I attend the Annual General Meeting?

For admission to the meeting, shareholders and their authorized representatives must bring a valid government-issued photo identification, such as a driver’s license or a passport. Shareholders of record with voting rights should bring the Notice or Admission Ticket they have received to the check-in area, where their ownership will be verified. Those who have beneficial ownership of registered shares held by a bank, brokerage firm or other nominee which has voting rights must bring to the check-in area a valid proxy from their banks, brokers or nominees showing that they own TE Connectivity registered shares as of the close of business (Eastern Standard Time) on February 23, 2023.

Registration at the meeting will begin at 1:00 p.m., Central European Time and close at 1:45 p.m., Central European Time, and the meeting will begin at 2:00 p.m., Central European Time. See “— How do I vote if I

12	2023 Annual General Meeting Proxy Statement

am a shareholder of record?” and “—How do I vote if I am a beneficial shareholder?” for a discussion of who is eligible and how to vote in person at the Annual General Meeting.

Security measures will be in place at the meeting to help ensure the safety of attendees. Cameras, sound recording devices, signs, photographs and visual displays are not permitted in the meeting without the prior permission of TE Connectivity. We reserve the right to inspect bags, backpacks, briefcases or other packages brought to the meeting. Cell phones and other sound transmitting devices must be turned off during the meeting.

How do I vote if I am a shareholder of record?

If you are a registered shareholder, you can vote in the following ways:

By Internet: You can vote over the Internet at https://www.proxyvote.com by following the instructions in the Notice of Internet Availability of Proxy Materials previously sent to you or on the proxy card. By casting votes electronically, you will authorize the independent proxy, Dr. René Schwarzenbach, with full rights of substitution, to vote your shares on your behalf.

By Mail: You can vote by marking, dating and signing the proxy card (which will be sent to you at your request in accordance with instructions provided in the Notice) and returning it by mail for receipt by no later than indicated below. By marking, dating, signing and mailing the proxy card as instructed, you authorize the independent proxy, Dr. René Schwarzenbach, with full rights of substitution, to vote your shares on your behalf. If you vote by proxy card/mail, you will need to return via mail your completed proxy card to the independent proxy, Dr. René Schwarzenbach, Proxy Voting Services GmbH, in the postage pre-paid return envelope provided with the proxy card.

In order to assure that your votes are tabulated in time to be voted at the Annual General Meeting, you must vote electronically by 5:00 p.m., Central European Time on March 14, 2023, or submit your proxy card by mail so that it is received by 5:00 p.m., Central European Time on March 14, 2023.

If you have voted electronically or timely submitted a properly executed proxy card, your shares will be voted by the independent proxy as you have instructed. If any other matters are properly presented at the meeting (or any adjournment thereof), the independent proxy will either (i) vote the shares represented by your completed proxy in accordance with the specific instructions given by you, (ii) if selected by you in granting your proxy (as a general instruction), in accordance with the recommendation of the Company’s Board of Directors at the meeting, or (iii) if no instructions are given, abstain from voting your shares.

How do I vote if I am a beneficial shareholder?

General: If you hold your shares in street name, you should provide instructions to your bank or broker on how you wish your vote to be recorded by following the instructions on your voting instruction form supplied to you by your bank or broker with these proxy materials.

Can I vote by Internet?

Yes. If you are a shareholder of record, see the Internet voting instructions provided on the Notice or proxy card. If you are a beneficial owner, see the voting instruction card provided by your bank, broker or other nominee.

Can I vote by telephone?

If you are a shareholder of record, you cannot vote by telephone. If you are a beneficial owner, see the voting instruction card provided by your broker, bank or other nominee for telephone voting instructions.

Can I appoint TE Connectivity officers as my proxy?

In accordance with Swiss regulations, shareholders may not appoint Company officers as proxies.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. If you have not provided instructions to the broker, your broker will be able to vote your shares with respect to “routine” matters but not “non-routine” matters pursuant to New York Stock

2023 Annual General Meeting Proxy Statement	13

Exchange (“NYSE”) rules. We believe the following agenda items will be considered non-routine under NYSE rules and therefore your broker will not be able to vote your shares with respect to these agenda items unless the broker receives appropriate instructions from you: Non-Routine Proposals: Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities During the Fiscal Year Ended September 30, 2022), Agenda Item No. 8 (Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 9 (Advisory Vote on Frequency of Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 10 (Advisory Vote to Approve the Swiss Statutory Compensation Report), Agenda Item No. 11 (Binding Vote to Approve Fiscal Year 2024 Maximum Aggregate Compensation Amount for Executive Management), Agenda Item No. 12 (Binding Vote to Approve Fiscal Year 2024 Maximum Aggregate Compensation Amount for the Board of Directors) and Agenda Item No. 17 (Changes to the Share Capital and related amendments to Articles of Association).

What will happen if I don’t vote my shares?

If you are a shareholder of record and you do not vote electronically or sign and return a proxy card with votes indicated, no votes will be cast on your behalf on any of the items of business at the meeting. If you are a shareholder of record and you return a signed proxy card but make no specific direction as to how your shares are to be voted, the independent proxy will vote your shares in accordance with the general instruction “FOR” each of the director nominees and “FOR” each of the other agenda items (including each subpart thereof) and in accordance with the recommendation of the Board of Directors.

If you are a beneficial shareholder and you do not provide voting instructions to your bank or broker, subject to any contractual arrangements, your bank or broker may vote your shares in its discretion on all Routine agenda items but not Non-Routine Proposals: Agenda Item No. 1 (Election of Directors), Agenda Item No. 2 (Election of Chairman of the Board), Agenda Item No. 3 (Election of Members of Management Development and Compensation Committee), Agenda Item No. 6 (Release of the Members of the Board of Directors and Executive Officers of TE Connectivity for Activities During the Fiscal Year Ended September 30, 2022), Agenda Item No. 8 (Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 9 (Advisory Vote on Frequency of Advisory Vote to Approve Named Executive Officer Compensation), Agenda Item No. 10 (Advisory Vote to Approve the Swiss Statutory Compensation Report), Agenda Item No. 11 (Binding Vote to Approve Fiscal Year 2024 Maximum Aggregate Compensation Amount for Executive Management), Agenda Item No. 12 (Binding Vote to Approve Fiscal Year 2024 Maximum Aggregate Compensation Amount for the Board of Directors) and Agenda Item No. 17 (Changes to the Share Capital and related amendments to Articles of Association), and no votes will be cast on your behalf on Agenda Items No. 1, No. 2, No. 3, No. 6, No. 8, No. 9, No. 10, No. 11, No. 12 and No. 17.

How many shares can vote at the Annual General Meeting?

Our registered shares are our only class of voting stock. As of January 5, 2023, there were [•] registered shares issued and outstanding and entitled to vote; however, shareholders who are not registered in our share register as shareholders or do not become registered as shareholders with voting rights as of the close of business (Eastern Standard Time) on February 23, 2023 will not be entitled to attend, vote at or grant proxies to vote at, the Annual General Meeting. See “—I am a shareholder of record. How do I become registered as a shareholder with voting rights?” Shares duly represented at the Annual General Meeting will be entitled to one vote per share for each matter presented at the Annual General Meeting. Shareholders who are registered in our share register as of the close of business (Eastern Standard Time) on February 23, 2023 and who are registered with voting rights may vote at the Annual General Meeting as discussed under “—How do I vote if I am a shareholder of record?—At the Annual General Meeting.”

What quorum is required for the Annual General Meeting?

The presence, in person or by proxy, of at least the majority of the registered shares entitled to vote constitutes a quorum for the conduct of business at the Annual General Meeting. Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for the purpose of the quorum requirement for the remainder of the meeting (including any meeting resulting from an adjournment of the Annual Meeting, unless a new record date is set).

14	2023 Annual General Meeting Proxy Statement

What vote is required for approval of each agenda item and what is the effect of broker non-votes and abstentions?

The following agenda items require the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy. A majority means at least half plus one additional vote of the votes which are cast at a general meeting of shareholders.

●	Agenda Item No. 1: Election of twelve (12) director nominees proposed by the Board of Directors;
●	Agenda Item No. 2: Election of the Chairman of the Board of Directors;
●	Agenda Item No. 3: Election of the members of the Management Development and Compensation Committee;
●	Agenda Item No. 4: Election of the Independent Proxy;
●	Agenda Item Nos. 5.1, 5.2 and 5.3: Approval of (i) the 2022 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2022, the consolidated financial statements for the fiscal year ended September 30, 2022 and the Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022), (ii) the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022, and (iii) the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022;
●	Agenda Item Nos. 7.1, 7.2 and 7.3: Election of (i) Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2023, (ii) Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor until our next annual general meeting, and (iii) PricewaterhouseCoopers AG, Zurich, Switzerland, as our special auditor until our next annual general meeting;
●	Agenda Item No. 8: Advisory Vote to Approve Named Executive Officer Compensation ("Say on Pay") ;
●	Agenda Item No. 9: Advisory Vote on frequency of advisory vote to approve Named Executive Officer compensation;
●	Agenda Item No. 10: Advisory Vote to Approve the Swiss Statutory Compensation Report;
●	Agenda Item No. 11: Binding Vote to Approve fiscal year 2024 maximum aggregate compensation amount for Executive Management;
●	Agenda Item No. 12: Binding vote to approve fiscal year 2024 maximum aggregate compensation amount for the Board of Directors;
●	Agenda Item No. 13: Carryforward of unappropriated accumulated earnings at September 30, 2022;
●	Agenda Item No. 14: Declaration of dividend;
●	Agenda Item No. 15: Authorization relating to share repurchase program; and
●	Agenda Item No. 16: Share capital reduction for shares acquired under our share repurchase program.

The following agenda item requires the affirmative vote of a majority of the votes cast at the Annual General Meeting, whether in person or by proxy, not counting the votes of any member of the Board of Directors or any executive officer of TE Connectivity.

Agenda Item No. 6: The release of the members of the Board of Directors and executive officers for activities during the fiscal year ended September 30, 2022;

The following agenda item requires the affirmative vote of two-thirds of the share votes represented and the absolute majority of the par value of the represented shares with voting rights that are represented at the Annual General Meeting, whether in person or by proxy.

Agenda Item No. 17: Approval of Changes to the Share Capital and related amendments to Articles of Association

Registered shares which are represented by broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner) and registered shares which are cast as abstentions on any matter, are counted towards the determination of a quorum but will not be counted as a vote cast and will be disregarded and have no effect on the proposal.

2023 Annual General Meeting Proxy Statement	15

Who will count the votes and certify the results?

An independent vote tabulator will count the votes. Broadridge Financial Solutions has been appointed by the Board of Directors as the independent inspector of election and will determine the existence of a quorum, validity of proxies, and certify the results of the voting. Following the certification of the vote by the independent inspector of election, the Chairman of the Annual Shareholders Meeting or a member of the Board of Directors will certify the vote to the Swiss notary public.

If I vote and then want to change or revoke my vote, may I?

If you are a shareholder of record and have (i) voted via the Internet, you may change your vote and revoke your proxy by submitting subsequent voting instructions via the Internet by the deadline for Internet voting; (ii) submitted a proxy card to the independent proxy, you may change or revoke your vote by submitting a revocation letter and new proxy card directly to the independent proxy so that it is received by no later than 5:00 p.m., Central European Time on March 14, 2023.

Written revocations to the independent proxy should be directed to the following address: Dr. René Schwarzenbach, Proxy Voting Services GmbH, Grossmünsterplatz 1, Postfach, CH-8024 Zürich, Switzerland.

If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, follow the voting instructions provided to you with these materials to determine how you may change your vote.

Can I sell my shares before the meeting if I have voted?

Yes. TE Connectivity does not block the transfer of shares before the meeting. However, unless you are a shareholder of record with voting rights at the close of business (Eastern Standard Time) on February 23, 2023, your vote will not be counted.

Whom may I contact for assistance?

You should contact D. F. King & Co., Inc., whom we have engaged as a proxy solicitor for the Annual General Meeting. The contact information for D. F. King is below:

D. F. King & Co., Inc.

(888) 887-1266 (US callers only)

+1 (212) 269-5550

Email: TEL@dfking.com (reference TE Connectivity in the subject line)

16	2023 Annual General Meeting Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of outstanding shares of TE Connectivity beneficially owned as of January 5, 2023 by each current director and nominee, each executive officer named in the Summary Compensation table and all of our executive officers, directors and nominees as a group. The address of our executive officers, directors and nominees is c/o TE Connectivity, Mühlenstrasse 26 CH-8200 Schaffhausen, Switzerland.

Number of
Shares
Beneficially
Beneficial Owner	Owned(1)
Directors, Nominees and Executive Officers:
Terrence R. Curtin(2)(3)(6)(7)	984,390
Shadrak W. Kroeger(2)(6)	175,096
Steven T. Merkt(2)(6)	260,950
Heath A. Mitts(2)(3)(6)	298,956
Aaron K. Stucki(2)(6)	96,629
Jean Pierre Clamadieu(5)	0
Carol A. (“John”) Davidson(3)	15,418
Lynn A. Dugle(3)	4,496
William A. Jeffrey(3)	21,547
Syaru Shirley Lin(3)	1,903
Thomas J. Lynch(3)(6)(8)	188,918
Yong Nam(4)	20,376
Abhijit Y. Talwalkar(3)	9,412
Mark C. Trudeau(3)	11,818
Dawn C. Willoughby(3)	4,496
Laura H. Wright(3)	15,770
All directors, nominees and executive officers as a group (19 persons)(6)(7)(8)	2,518,580

(1)	The number shown reflects the number of shares owned beneficially as of January 5, 2023 based on information furnished by the persons named, public filings and TE Connectivity records. Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Except as otherwise indicated in the notes below and subject to applicable community property laws, each owner has sole voting and sole investment power with respect to all shares beneficially owned by such person. To the extent indicated in the notes below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days after January 5, 2023. All current directors, nominees and executive officers as a group beneficially owned 0.[●]% of the outstanding shares as of January 5, 2023. No current director, nominee or executive officer appearing in the above table beneficially owned 1.0% or more of the outstanding shares as of January 5, 2023.
(2)	The named person is designated in the Summary Compensation table as a named executive officer.
(3)	The named person is a director and nominee for director.
(4)	The person is a current director however is not a nominee for re-election at the 2023 Annual General Meeting of Shareholders.
(5)	The named person is a nominee for director.
(6)	Includes shares issuable upon the exercise of stock options presently exercisable or exercisable within 60 days after January 5, 2023 as follows: Mr. Curtin— 889,421; Mr. Kroeger—154,362; Mr. Merkt— 204,512; Mr. Mitts—261,375; Mr. Stucki—79,337; Mr. Lynch—43,700; all executive officers as a group—1,929,631.
(7)	Includes 40,000 shares held by a family trust.
(8)	Includes 15,000 shares held by a charitable remainder trust.

2023 Annual General Meeting Proxy Statement	17

The following table sets forth the information indicated for persons or groups known to us to be beneficial owners of more than 5% of our outstanding shares beneficially owned as of January 5, 2023.

	Number of	Percentage
Name and Address of Beneficial Owner	Shares	of Class
The Vanguard Group(1)	27,312,606	8.4%
100 Vanguard Blvd.
Malvern, PA 19355
Capital World Investors(2)	20,907,589	6.4%
333 South Hope Street, 55th Fl
Los Angeles, CA 90071
Dodge & Cox(3)	17,125,955	5.2%
555 California Street, 40th Floor
San Francisco, CA 94104

(1)	This information is based on a Schedule 13G/A filed with the SEC on February 10, 2022 by The Vanguard Group, which reported sole voting power, sole dispositive power, and shared dispositive power as follows: sole voting power—0, shared voting power—452,089, sole dispositive power—26,080,301, and shared dispositive power—1,232,305.
(2)	This information is based on a Schedule 13G/A filed with the SEC on February 11, 2022 by Capital World Investors, which reported sole voting power and sole dispositive power as follows: sole voting power— 20,863,075 and sole dispositive power—20,907,589.
(3)	This information is based on a Schedule 13G/A filed with the SEC on February 14, 2022 by Dodge & Cox, which reported sole voting power and sole dispositive power as follows: sole voting power—16,443,955 and sole dispositive power—17,125,955.

18	2023 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 1—ELECTION OF DIRECTORS

Motion Proposed by the Board of Directors

At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes twelve (12) nominees for individual election as directors to hold office until the Annual General Meeting of shareholders in 2024. Eleven (11) nominees are current directors of TE Connectivity Ltd.   One director nominee, Jean-Pierre Clamadieu, is not a current director of TE Connectivity Ltd. The Nominating, Governance and Compliance Committee retained a third party search firm to assist it in identifying Mr. Clamadieu for Board membership. Current board member Yong Nam was not nominated for re-election because he has reached the board’s retirement age. All nominees are listed below with brief biographies.

Vote Requirement to Elect Directors

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of each of the twelve (12) nominees for director.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” the election of each of the twelve (12) nominees for director.

NOMINEES FOR ELECTION

Qualifications of Nominees Recommended by the Board of Directors

TE promotes a high performing culture through highly engaged employees who are both inclusive and open to diverse perspectives, fostering TE’s purpose of creating a safer, sustainable, productive and connected future. The Company executes on this vision by building on three central pillars – Inclusion, Diversity and Engagement. See “Board Diversity and Self-Assessment” below for additional information.

The Company’s Board Governance Principles require that the Board as a whole is constituted to be strong in its collective knowledge of and diversity of experience in accounting and finance, management and leadership, vision and strategy, business operations, business judgment, crisis management, risk assessment, industry knowledge, corporate governance and global markets. The Nominating, Governance and Compliance Committee designs searches for candidates to fill vacancies on the board and makes recommendations for director nominations to the board. When preparing to search for a new director, the committee takes into account the experience, qualifications, skills and expertise of the board's current members. The committee seeks candidates who have a history of achievement and leadership and are experienced in areas relevant to the Company's business such as international trade, finance, technology, manufacturing processes and marketing. The committee also considers independence, as defined by applicable law, stock exchange listing standards and the categorical standards listed in the Company's Board Governance Principles, which are set forth in the "Board Organization and Independence of its Members" section of the Principles, and which can be found on the Company's website at https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/board-governance-principles

To assist with determining the needs of the board, the Nominating, Governance and Compliance Committee developed and maintains a Diversity and Skills Matrix to assist in the consideration of the appropriate balance of experience, skills and attributes required of a director and to be represented on the board of directors as a whole. The Diversity and Skills Matrix is based on the Company's strategic plan and is reviewed and updated by the Board on a regular basis. The Nominating, Governance and Compliance Committee evaluates candidates against the Diversity and Skills Matrix when determining whether to recommend candidates for initial election to the Board of Directors and when determining whether to

2023 Annual General Meeting Proxy Statement	19

recommend currently serving directors for re-election. In addition, our Board considers director tenure in connection with evaluating current directors for nomination for re-election. It is the general policy of the Board not to nominate directors who have reached the age of 72 for re-election, although the Board may determine to waive this policy in individual cases. See “Board Retirement Policy” below for additional information.

The professional experience, qualifications, skills and expertise of each nominee is set forth immediately below and in the director Diversity and Skills Matrix that follows the Board’s biographies. The Board and the Company believe that all nominees possess additional qualities, business knowledge and personal attributes valuable to their service on the Board and that all have demonstrated commitment to ethical and moral values and personal and professional integrity.

The Board of Directors has concluded that the experience, qualifications, skills and expertise of each director nominee qualifies each nominee to serve as a director of the Company.

20	2023 Annual General Meeting Proxy Statement

Age 64

Director nominee for 2023

Current Public Company Directorships

●
Airbus SE
●
AXA SA
●
Engie SA (Chair)

Expected TE Board

committee

●NGCC

Other Public Company Directorships within the past five years

●
Solvay S.A.
●
Rhodia SA
●
Faurecia SA

Jean-Pierre Clamadieu – Independent

Chairman, ENGIE S.A.

Former Chief Executive Officer and Chairman, Solvay S.A.

Professional Highlights

Mr. Clamadieu is Chairman of the Board of Directors of ENGIE S.A., a French multinational utility company mainly active in the power and gas sectors. He was first appointed in May 2018 and has been reelected in April 2022 for 4 years. From 2011 to 2019 Mr. Clamadieu served as Chief Executive Officer and Chairman of the Executive Committee of Solvay S.A., a Belgian multinational chemical company. In 1993, he joined the Rhône-Poulenc group where he held several management positions. Following the creation of Rhodia SA as a spin-off of the chemicals and polymers activities of Rhône-Poulenc Mr. Clamadieu held a variety of leadership roles in this organization, including Chairman and Chief Executive Officer from 2008 to 2011. In September 2011 Rhodia was acquired by the Solvay Group. Between 1981 - 1993, he held various positions in the French Public Service. Mr. Clamadieu graduated from École Nationale Supérieure des Mines de Paris with an engineering degree. He is Chief Engineer of the Corps of Mines.

Nominee Qualifications

Mr. Clamadieu brings a range of valuable expertise to the Board. He has held multiple global leadership positions, including as a two-time CEO of global chemicals companies, and has proven himself as an effective leader both in times of financial crisis and in growth. He has held numerous Independent Director and Chairman roles with international companies in industry relevant to TE Connectivity. Mr. Clamadieu has strong global experience. Prior to becoming CEO of Rhodia, he held numerous multijurisdictional and global leadership positions. He has served on (or currently serves on) the Board of Directors of global businesses of scale across the aerospace, financial services, utilities, chemicals and industrial sectors. Mr. Clamadieu’s international business experience and perspective make him a valuable asset for providing essential business guidance to the Board and the Company.

2023 Annual General Meeting Proxy Statement	21

Age 54

Executive Director since 2016

Chief Executive Officer since 2017

Current Public Company Directorships

●
DuPont de Nemours Inc.

TE Board committee

●
None

Other Public Company Directorships within the past five years

●
None

Terrence R. Curtin - Executive Director

Chief Executive Officer, TE Connectivity Ltd.

Professional Highlights

Mr. Curtin has served as the Chief Executive Officer of TE Connectivity since March 2017. Previously Mr. Curtin served as President of TE Connectivity from March 2015 and immediately prior to that served as Executive Vice President and President, Industrial Solutions since August 2012. Previously he served as Executive Vice President and Chief Financial Officer from October 2006 through July 2012. Mr. Curtin served on the TE Connectivity Board prior to our separation from Tyco International and was Vice President and Corporate Controller at Tyco Electronics since 2001. Prior to joining TE Connectivity, Mr. Curtin worked for Arthur Andersen LLP. Mr. Curtin has a Bachelor’s degree in Accounting from Albright College.

Nominee Qualifications

Mr. Curtin has extensive knowledge of our Company and executive leadership experience having served as an employee of ours since 2001 and in executive leadership positions at TE Connectivity since 2006 including having served as our Chief Executive Officer since March 2017. In his prior role as President, Mr. Curtin was responsible for all of TE’s connectivity and sensor businesses and mergers and acquisitions activities. In his prior role as President, Industrial Solutions, Mr. Curtin was responsible for the operations and strategic direction of TE’s Industrial, Energy, and Aerospace, Defense, Oil and Gas businesses. As TE’s Executive Vice President and Chief Financial Officer, Mr. Curtin was responsible for developing and implementing the financial strategy for TE and for creating the financial infrastructure necessary to drive the Company’s financial direction, vision and compliance initiatives. Mr. Curtin is also a Certified Public Accountant and has been a member of the U.S. China Business Council since June 2018.

22	2023 Annual General Meeting Proxy Statement

Age 67

Director since 2016

Current Public Company Directorships

●FMC Corporation
●
International Flavors & Fragrances Inc.

TE Board committee

●Audit (Chair)

Financial Expert

Other Public Company Directorships within the past five years

●Allergan plc
●Legg Mason, Inc
●DaVita Inc.
●Pentair plc

Carol A. (“John”) Davidson – Lead Independent Director

Former Senior Vice President, Controller and Chief Accounting Officer, Tyco International Ltd.

Professional Highlights

Mr. Davidson served as the Senior Vice President, Controller and Chief Accounting Officer of Tyco International Ltd., a provider of diversified industrial products and services, from January 2004 to September 2012. Between 1997 and 2004, Mr. Davidson held a variety of leadership roles at Dell Inc., a computer and technology services company, including the positions of Vice President, Audit, Risk and Compliance, and Vice President, Corporate Controller. From 1981 to 1997, Mr. Davidson held a variety of accounting and financial leadership roles at Eastman Kodak Company, a provider of imaging technology products and services. He holds a Bachelor of Science in Accounting from St. John Fisher College and an MBA from the University of Rochester.

Nominee Qualifications

Mr. Davidson is a Certified Public Accountant with extensive leadership experience across multiple industries and brings a strong track record of building and leading global teams and implementing governance and controls processes. From January 2013 to August 2018 he served on the Board of Governors of the Financial Industry Regulatory Authority (FINRA), an independent regulator of securities firms. In addition, until December 2015, he was a member of the Board of Trustees of the Financial Accounting Foundation which oversees financial accounting and reporting standards setting processes for the United States. Mr. Davidson’s significant experience with complex accounting and financial issues combined with his knowledge of public reporting requirements and processes bring accounting and financial management insight to the Board. Mr. Davidson brings over ten years of public company directorship experience to the Board.

2023 Annual General Meeting Proxy Statement	23

● ● ● Financial Expert)

Age 63

Director since 2020

Current Public Company Directorships

●KBR, Inc.
●Micron Technology Inc.

TE Board committee

●
Audit

Financial Expert

Other Public Company Directorships within the past five years

●
State Street Corporation

Lynn A. Dugle – Independent

Former Chief Executive Officer, President and Chairman of the Board, Engility Holdings, Inc.

Professional Highlights

Ms. Dugle joined Engility in 2016 and formerly served as Engility’s (NYSE: EGL) chief executive officer, president and chairman of the board of directors before leading the sale of the company to SAIC (NYSE: SAIC) in 2019. Prior to joining Engility, Ms. Dugle spent more than a decade in senior management positions at Raytheon and retired from the company in March 2015 as a Raytheon Company vice president and President of Raytheon Intelligence, Information and Services (IIS) which housed Raytheon’s Cyber and Special Operations division. Prior to her President’s role, Ms. Dugle was vice president of engineering, technology and quality for the former Raytheon Network Centric Systems (NCS). Before joining Raytheon in April 2004, Ms. Dugle held a number of officer-level positions culminating in a general management role with ADC Telecommunications. Ms. Dugle earned a bachelor’s of science in technical management and a bachelor’s of arts in Spanish from Purdue University. She received a master’s of business administration from The University of Texas at Dallas.

Nominee Qualifications

Ms. Dugle has more than 30 years of executive leadership experience in defense, intelligence and high-tech industries. As the former Chief Executive Officer and Chairman of Engility Holdings, Ms. Dugle brings to the Board valuable experience in leading the development of large businesses with a focus on information, technology and security matters. Prior to her role at Engility, Ms. Dugle was responsible for advanced cyber solutions, cyber security services and information-based solutions at Raytheon. Ms. Dugle also has leadership experience with respect to strategy and global operations, including with respect to engineering, technology and quality functions.

24	2023 Annual General Meeting Proxy Statement

● ●Compliance ●

Age 62 Director since 2012 Current Public Company Directorships ●None TE Board committee ●Nominating Governance & Compliance Other Public Company Directorships within the past five years ●None

William A. Jeffrey – Independent

Retired Chief Executive Officer, SRI International

Professional Highlights

The Honorable Dr. William A. Jeffrey served as Chief Executive Officer of SRI International, a research and development organization serving government and industry, from September 2014 to December 2021. From September 2008 through August 2014, Dr. Jeffrey was Chief Executive Officer and President of HRL Laboratories, LLC, an automotive, aerospace and defense research and development laboratory. From 2007 through 2008, he was the Director of the Science and Technology Division of the Institute for Defense Analyses and prior to that he was Director of the National Institute of Standards and Technology from 2005. From 2002 to 2005, Dr. Jeffrey served in the White House as Senior Director of Homeland and National Security and Assistant Director of Space and Aeronautics in the Executive Office of the President, Office of Science and Technology Policy. He began his career at the Institute for Defense Analyses in 1988.

Nominee Qualifications

Dr. Jeffrey brings exceptional technical and scientific expertise and leadership experience to the Board as a former CEO of a private technology research organization with broad technical experience relevant to TE’s major markets as well as in innovation strategies, particularly as related to research and development. He has almost 20 years of government executive experience and experience in U.S. public policy.

2023 Annual General Meeting Proxy Statement	25

Age 54

Director since 2022

Current Public Company Directorships

●
Langham Hospitality Investments

TE Board committee

●Nominating Governance & Compliance

Other Public Company Directorships within the past five years

●Swire Pacific
●Mercuries Life Insurance

Syaru Shirley Lin – Independent

Research Professor, University of Virginia

Professional Highlights

Professor Lin has been Research Professor since 2022 and had previously been Compton Visiting Professor of World Politics since 2019 at the Miller Center of Public Affairs at the University of Virginia. She is also a Nonresident Senior Fellow in the Foreign Policy Program at the Brookings Institution and an Adjunct Professor at the Chinese University of Hong Kong and chairs the Center for Asia-Pacific Resilience and Innovation (CAPRI). Previously, she was with The Goldman Sachs Group, Inc. holding multiple positions, including Managing Director and Partner, Principal Investment Area, based in Hong Kong from 2000 to 2003, Vice President, Principal Investment Area from 1997 to 2000, and Associate, Corporate Finance, Investment Banking from 1994 to 1997.  Prof. Lin earned a doctoral degree in Politics and Public Administration in 2010 from the University of Hong Kong; a master's degree in International and Public Affairs, in 2005 from the University of Hong Kong and an A.B. degree in East Asian Studies, in 1990 from Harvard College.

Nominee Qualifications

Prof. Lin brings a range of valuable expertise to the Board.  She has more than 10 years of instructional experience in international relations, international and comparative political economy in the United States and Asia as well as over a decade of analytical and investment experience in the investment banking industry.  Prof. Lin brings vast knowledge on international matters, with a focus on the Asia Pacific environment, to the Board. Her senior leadership experience with Goldman Sachs lent her the opportunity to gain valuable experience by serving on the boards of private and publicly listed companies in the U.S., China, Japan, Taiwan and Hong Kong. She brings deep China/APAC experience across many sectors, including as an executive, board director, researcher, author and lecturer.  Prof. Lin also has leadership experience with respect to strategy and global operations, gained by managing over 30 investment professionals and administrators based in Asia, including Hong Kong, Taipei, Seoul, Tokyo and Singapore, making investments in twelve countries.

26	2023 Annual General Meeting Proxy Statement

Age 68

Director since 2007

Non-Executive Chairman since 2018

Current Public Company Directorships

●
Automatic Data Processing, Inc.
●Cummins Inc.

TE Board committee

●None

Other Public Company Directorships within the past five years

●Thermo Fisher Scientific Inc.

Thomas J. Lynch – Independent

Former Chief Executive Officer, TE Connectivity Ltd.

Professional Highlights

Mr. Lynch has served as the Non-Executive Chairman of TE Connectivity since March 2018 and was Executive Chairman from March 2017. He served as Chief Executive Officer of TE Connectivity from January 2006 to March 2017. Previously, he was President of Tyco Engineered Products and Services since joining Tyco International in September 2004. Prior to joining Tyco International, Mr. Lynch was at Motorola where he was Executive Vice President and President and Chief Executive Officer, Personal Communications Sector from August 2002 to September 2004; Executive Vice President and President, Integrated Electronic Systems Sector from January 2001 to August 2002; Senior Vice President and General Manager, Satellite & Broadcast Network Systems, Broadband Communications Sector from February 2000 to January 2001; and Senior Vice President and General Manager, Satellite & Broadcast Network Systems, General Instrument Corporation from May 1998 to February 2000. Mr. Lynch holds a Bachelor of Science degree in commerce from Rider University.

Nominee Qualifications

Mr. Lynch has extensive executive leadership experience in the electronics industry, having served as our chief executive officer for eleven years and, before that, as lead executive of business units at the company’s former parent. He has gained international expertise through management of the Company’s world-wide presence and as a member of the U.S. China Business Council through June 2018. Mr. Lynch’s education in accounting and commerce and experience on the audit, compensation and nominating committees of the boards of other large corporations provide him with valuable perspective for service on our Board.

2023 Annual General Meeting Proxy Statement	27

Age 51 Director since 2021 Current Public Company Directorships ●Columbus McKinnon Corporation TE Board committee ●None Other Public Company Directorships within the past five years ●None

Heath A. Mitts – Executive Director

Executive Vice President and Chief Financial Officer, TE Connectivity Ltd.

Professional Highlights

Mr. Mitts has been Executive Vice President and Chief Financial Officer at TE Connectivity since September 2016. Previously he was Senior Vice President and Chief Financial Officer at IDEX Corporation, a globally diversified company specializing in fluid, metering, health and science technologies, as well as fire, safety and other products, from March 2011 until September 2016. Mr. Mitts joined IDEX as Vice President, Corporate Finance in September 2005. Mr. Mitts holds an MBA in finance from Pennsylvania State University and a Bachelor’s degree in finance and political science from Southern Methodist University.

Nominee Qualifications

Mr. Mitts has extensive knowledge of our Company and executive leadership experience having served as our Chief Financial Officer since 2016. In addition, Mr. Mitts’ other qualifications to serve on our Board include his senior leadership and governance experience, his extensive finance and accounting background and his international business experience.

28	2023 Annual General Meeting Proxy Statement

Age 58

Director since 2017

Current Public Company Directorships

●
Advanced Micro Devices, Inc.
●
iRhythm Technologies, Inc. (Chair)
●
Lam Research Corporation (Chair)

TE Board committee

●
Management Development & Compensation (Chair)

Other Public Company Directorships within the past five years

●
None

Abhijit Y. Talwalkar – Independent

Former President and Chief Executive Officer, LSI Corporation

Professional Highlights

Mr. Talwalkar is the former President and Chief Executive Officer of LSI Corporation, a leading provider of silicon, systems and software technologies for the storage and networking markets, a position he held from May 2005 until the completion of LSI’s merger with Avago Technologies in May 2014. From 1993 to 2005, Mr. Talwalkar was employed by Intel Corporation, the largest semiconductor manufacturer in the industry. At Intel, he held a number of senior management positions, including Corporate Vice President and Co-General Manager of the Digital Enterprise Group, which was comprised of Intel’s business client, server, storage and communications businesses, and as Vice President and General Manager for the Intel Enterprise Platform Group, where he focused on developing, marketing, and driving Intel business strategies for enterprise computing. Prior to joining Intel, Mr. Talwalkar held senior engineering and marketing positions at Sequent Computer Systems, a multiprocessing computer systems design and manufacturer that later became a part of IBM; Bipolar Integrated Technology, Inc., a VLSI bipolar semiconductor company; and Lattice Semiconductor Inc., a service driven developer of programmable design solutions widely used in electronic systems. Mr. Talwalkar has a Bachelor of Science degree in electrical engineering from Oregon State University.

Nominee Qualifications

Mr. Talwalkar brings experience as a public company executive officer and director, along with a proven record of executive leadership including ten years as a chief executive officer. Mr. Talwalkar served as a member of the board of directors of the U.S. Semiconductor Industry Association, a semiconductor industry trade association from May 2005 to May 2014. He was additionally a member of the U.S. delegation for World Semiconductor Council proceedings. His experience in marketing, mergers and acquisitions and other business and operations experience brings relevant insight to the Board.

2023 Annual General Meeting Proxy Statement	29

Age 61

Director since 2016

Current Public Company Directorships

●
None

TE Board committee

●
Management Development & Compensation

Other Public Company Directorships within the past five years

●
Mallinckrodt plc

Mark C. Trudeau – Independent

Former President, Chief Executive Officer, Mallinckrodt plc

Professional Highlights

Mr. Trudeau served from June 2013 until June 2022 as the President, Chief Executive Officer and a director of Mallinckrodt plc, a global business that develops, manufactures, markets and distributes specialty pharmaceuticals and therapies, which filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in October 2020. Prior to that, Mr. Trudeau served as Senior Vice President and President of the Pharmaceuticals business of Covidien plc beginning in February 2012. He joined Covidien from Bayer HealthCare Pharmaceuticals LLC USA, the U.S. healthcare business of Bayer AG, where he served as Chief Executive Officer. He simultaneously served as President of Bayer HealthCare Pharmaceuticals, the U.S. organization of Bayer’s global pharmaceuticals business. In addition, he served as Interim President of the global specialty medicine business unit from January to August 2010. Prior to joining Bayer in 2009, Mr. Trudeau headed the immuno science Division at Bristol Myers Squibb. During his 10 plus years at Bristol Myers Squibb, he served in multiple senior roles, including President of the Asia/Pacific region, President and General Manager of Canada and General Manager/Managing Director in the United Kingdom. Mr. Trudeau also served in a variety of executive positions at Abbott Laboratories from 1988 to 1998. Mr. Trudeau holds a Bachelor’s degree in Chemical Engineering and an MBA, both from the University of Michigan.

Nominee Qualifications

Mr. Trudeau brings experience as a public company executive officer and director, along with a proven record of executive leadership and strong global business expertise including in the areas of strategy, operations and management, as well as other areas of business. Mr. Trudeau has over three decades of leadership positions at global companies which makes him well suited to provide valuable insight to our board and meets the SEC definition of an audit committee financial expert.

30	2023 Annual General Meeting Proxy Statement

Age 53

Director since 2020

Current Public Company Directorships

●
J. M. Smucker Company

TE Board committee

●
Management Development & Compensation

Other Public Company Directorships within the past five years

●
None

Dawn C. Willoughby – Independent

Former Executive Vice President and Chief Operating Officer of The Clorox Company

Professional Highlights

Ms. Willoughby was the Executive Vice President and Chief Operating Officer of The Clorox Company, a manufacturer and marketer of consumer and professional products, from September 2014 through January 2019. She also served as the company’s Senior Vice President and General Manager, Clorox Cleaning Division; Vice President and General Manager, Home Care Products; and Vice President and General Manager, Glad Products, along with several other positions since she began there in 2001. Prior to her career at The Clorox Company, Ms. Willoughby spent nine years with The Procter & Gamble Company, where she held several positions in sales management. Ms. Willoughby obtained a Bachelor of Arts in sports management from the University of Minnesota and an MBA from the University of California, Los Angeles Anderson School of Business.

Nominee Qualifications

Ms. Willoughby is well qualified to serve on our Board of Directors due to her prior business experience and experience serving as a public company director. Ms. Willoughby brings an extensive background leading business operations through her former roles with The Clorox Company and The Procter & Gamble Company. She also brings strong insights regarding sustainability through her former role with The Clorox Company. In addition, Ms. Willoughby’s background enables her to provide valuable insights to the Board, particularly in management, strategy, sales, marketing, and sustainability.

2023 Annual General Meeting Proxy Statement	31

Age 62

Director since 2014

Current Public Company Directorships

●
Spirit AeroSystems Holdings, Inc.
●
CMS Energy, and its

subsidiary Consumers Energy

●
Joby Aviation

TE Board committee

●
Audit

Financial Expert

Other Public Company Directorships within the past five years

●
None

Laura H. Wright – Independent

Former Chief Financial Officer of Southwest Airlines

Professional Highlights

Ms. Wright retired in 2012 as Chief Financial Officer of Southwest Airlines, a provider of air transportation in the United States. During her 25 year career at Southwest, she served in a variety of financial roles including Chief Financial Officer, Senior Vice President Finance, Treasurer and Assistant Treasurer. She began her career at Arthur Young & Co. in 1982 as a member of their tax staff, following which she became a Tax Manager from 1986 through 1988. Ms. Wright holds Bachelor and Master of Science degrees in accounting from the University of North Texas and is a Certified Public Accountant.

Nominee Qualifications

Ms. Wright brings extensive large public company leadership experience, including nine years as Chief Financial Officer and six years as Treasurer. As a former Chief Financial Officer and Treasurer, she brings finance experience, including corporate financial reporting, risk management, capital markets, investor relations, tax, strategy, and mergers and acquisitions to the Board. She also brings nine years of public company directorship experience to the Board and meets the SEC definition of an audit committee financial expert.

32	2023 Annual General Meeting Proxy Statement

Director Diversity and Skills Matrix

TE CONNECTIVITY LTD. - DIRECTOR DIVERSITY & SKILLS MATRIX
DIRECTOR	AGE (As of 1/5/23)	YEAR JOINED BOARD	INDEPENDENT	GENDER	DIVERSE	BACKGROUND & EXPERTISE
						PUBLIC COMPANY CEO	EXECUTIVE LEADERSHIP	ENGINEER / TECHNOLOGY / R&D	FINANCE & ACCOUNTING	PUBLIC POLICY & STAKEHOLDER ENGAGEMENT	GLOBAL BUSINESS MANAGEMENT	MANUFACTURING & OPERATIONS	MARKETING & SALES	IT & CYBERSECURITY *	MERGERS & ACQUISITIONS
Clamadieu, Jean- Pierre, director nominee	64	2023	YES	M	•	•	•	•		•	•	•			•
Curtin, Terrence R.	54	2016	NO	M		•	•		•		•	•			•
Davidson, Carol A. "John"	67	2016	YES	M	•		•		•	•				•
Dugle, Lynn A.	63	2020	YES	F	•	•	•	•	•		•	•		•	•
Jeffrey, William A.	62	2012	YES	M	•		•	•		•				•
Syaru Shirley Lin	54	2022	YES	F	•		•		•	•		•			•
Lynch, Thomas J.	68	2007	YES**	M		•	•		•		•	•			•
Mitts, Heath A.	51	2021	NO	M			•		•		•				•
Talwalkar, Abhijit Y.	58	2017	YES	M	•	•	•	•			•		•	•	•
Trudeau, Mark C.	61	2016	YES	M		•	•		•		•	•
Willoughby, Dawn C.	53	2020	YES	F	•		•				•	•	•		•
Wright, Laura H.	62	2014	YES	F	•		•		•					•	•
					8	6	12	4	8	4	8	7	2	5	9
Ages	50s (5) 60s (7)		YES (10) NO (2)	M (8) F (4)
Average Age	59.8
Average Tenure		6.11

* Directors Davidson, Talwalkar and Wright participated in a National Association of Corporate Directors sponsored cybersecurity program during which each completed requirements established by the Software Engineering Institute of Carnegie Mellon University for a Certificate in Cybersecurity Oversight along with Mr. Jeffrey who maintains additional information technology and cybersecurity qualifications.

** Mr. Lynch is considered an Independent director as of December 2022.

2023 Annual General Meeting Proxy Statement	33

Director Skill Set Considerations; Use of Matrix

In recruiting and selecting Board candidates, the Nominating, Governance & Compliance Committee takes into account the size of the Board and considers a skills matrix. This skills matrix helps the Committee determine whether a particular Board member or candidate possesses one or more of the skill sets, as well as whether those skills and/or other attributes qualify him or her for service on a particular committee. The Committee also considers a wide range of additional factors, including other positions the Director or candidate holds, including other boards of directors on which he or she serves; the results of the Board and Committee assessments; each Director’s and candidate’s projected retirement date; the independence of each Director and candidate; and the Company’s current and future business needs.

Commitment to Diversity

The Company is committed to a strategy of inclusiveness and to pursuing diversity in terms of viewpoints, backgrounds, and experiences, as well as diversity regarding gender, race, ethnicity, sexual orientation, national origin and underrepresented groups. The Company believes that it benefits from having directors with these traits. Currently, of the twelve directors on the Board, four identify as women, one identifies as African American, one director identifies as LGBTQ and three directors identify as ethnically or geographically diverse or born outside the United States. The Board Governance Principles and the NGCC charter require candidates for the Board, among other things, to have the highest standards of individual and corporate integrity and trust and individual backgrounds that provide a portfolio of diverse experience, backgrounds and knowledge commensurate with the Company’s needs.

The Board is committed to using the refreshment process to strengthen diversity on the Board. To accomplish this, the Nominating, Governance and Compliance Committee requires in all cases that director search firms engaged by the Company include a selection of women and ethnically diverse candidates in prospective director candidate pools. In addition, the Nominating, Governance and Compliance Committee is committed to interviewing women and ethnically diverse candidates for future vacancies on the Board.

As a result of the Swiss corporate law reform (approved by the Swiss parliament on June 19, 2020) new rules on gender representation on the Board of Directors (minimum 30% of the underrepresented gender on the Board of Directors) became effective on January 1, 2021 subject to a five-year transitional period. If the Company does not comply with these new rules after the transition period, the Board of Directors will have to explain the reasons for non-compliance in the Swiss Statutory Compensation Report, the first time for the fiscal year 2026. 33% of our director nominees standing for election at the March 2023 Annual General Meeting are female.

34	2023 Annual General Meeting Proxy Statement

Board Self-Assessment

A self-assessment of the Board and its Committees is conducted annually.

1

Annual Self-Assessment

- The NGCC oversees an annual self-assessment of the Board and each Committee's performance
- The self-assessment seeks to identify specific areas, if any, in need of improvement or strengthening, including with respect to the diversity of our Board in terms of viewpoints, backgrounds and experiences
- The self-assessment is conducted with each individual director by the General Counsel and a member of the NGCC

2

Self-Assessment Questions

- After the September NGCC meeting, the General Counsel sends a list of questions to the Board members on the subject of the functioning of the Board and Committees to be discussed during one-on-one interviews

3

One-on-One Discussions

- The General Counsel meets individually with each director prior to the December meeting to discuss the self-assessment questions previously provided to the Board members:
  - Effectiveness of Board and its Committees
  - Opportunities for improvement
  - Current functioning of the Board and its Committees
  - Other topics of current interest
- General Counsel shares comments and feedback with the Board and NGCC at the December meeting

4

Feedback Incorporated

- As a result of this process:
  - The Board and its Committees identify potential areas for improvement, as well as existing practices which have contributed to high effectiveness
  - Items requiring follow-up are monitored on a going-forward basis by the full Board, Committees and/or Committee chairs, as applicable
  - The NGCC considers the skills, diversity and contributions of each director as part of its annual nomination process to ensure our directors continue to possess the necessary skills and experience to effectively oversee the Company

Shareholder Recommendations

The NGCC will consider all shareholder recommendations for candidates for the Board, which should be sent to the Nominating, Governance and Compliance Committee, c/o Harold G. Barksdale, Secretary, TE Connectivity, Mühlenstrasse 26, CH-8200 Schaffhausen, Switzerland. In addition to considering candidates suggested by shareholders, the Committee considers candidates recommended by current directors, Company officers, employees and others. The Committee screens all candidates in the same manner regardless of the source of the recommendation. The Committee's review is typically based on any written materials provided with respect to the candidate. The Committee determines whether the candidate meets the Company's general qualifications and specific qualities and skills for directors (see "Qualifications of Nominees Recommended by the Board of Directors" above) and whether requesting additional information or an interview is appropriate.

2023 Annual General Meeting Proxy Statement	35

CORPORATE GOVERNANCE

Governance Principles

The Company’s Board Governance Principles, which include guidelines for determining director independence and qualifications for directors, can be found on the Company’s website at https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/board-governance-principles.pdf. Corporate governance developments are regularly reviewed by the Board in order to appropriately modify the Board Governance Principles, committee charters and policies.

Board Leadership Structure

To conduct its business the Board maintains three standing committees: Audit, Management Development and Compensation, and Nominating, Governance and Compliance Committee, each of which are comprised entirely of independent directors. The NGCC recommends to shareholders, for election, the Chairman of the Board of Directors, and the directors assigned to the Management Development and Compensation Committee.

Assignment to, and the chair of, the Audit Committee, and the chair of the Management Development and Compensation Committee, are recommended by the NGCC for election by the Board. The independent directors as a group elect the members and the chair of the Nominating, Governance and Compliance Committee.

The NGCC reviews the Board’s organization annually and recommends appropriate changes to the Board. The Board determines the appropriate leadership structure for the Company, subject to shareholder approval of the Chairman of the Board.

Annually, the NGCC coordinates an evaluation and assessment of the Board’s performance and procedures, including its organization, governance structure and effectiveness. As part of the Board leadership and succession planning completed for fiscal year 2012, the Board of Directors elected Thomas Lynch as Chairman of the Board and also created and elected a Lead Independent Director. Carol A. (“John”) Davidson currently serves as Lead Independent Director.

In order to provide an effective counterbalancing governance structure, the Board has appointed a Lead Independent Director, whose duties include:

●	with Chairman, director and management input, establishing and approving the agenda for Board meetings and ensuring sufficient time for discussion of agenda items;
●	chairing an executive session of the independent directors at each formal Board meeting;
●	calling and chairing additional meetings of the independent directors where and when appropriate;
●	responding to shareholder inquiries if required;
●	serving as a liaison between the Chairman and independent directors and facilitating communication among directors and between the Board and the CEO;
●	working with the Chairman and CEO to approve information sent to the Board; and
●	fulfilling other responsibilities as determined by the Board.

In nominating Mr. Lynch to serve as Non-Executive Chairman of the Board of Directors, the Board determined his deep knowledge of the Company’s operations, strategy and risk management practices and appreciation of the principal challenges and opportunities facing the Company best position him to serve as Chairman.

The Board is comprised of a substantial majority of independent directors and all directors are annually elected by a majority of share votes cast at the Annual General Meeting of shareholders.

36	2023 Annual General Meeting Proxy Statement

oard Oversight of Risk Management
Board Oversight of Risk Management

The Board of Directors is responsible for appraising the Company’s major risks and overseeing that appropriate risk management and control procedures are in place. The Board must understand the risks facing the Company as a function of its strategy, provide oversight of the processes put in place to identify and manage risk (for example, in relation to executive compensation and succession) that only the Board is positioned to manage. The Board is responsible for determining that senior executives take the appropriate steps to manage all major risks. Management has day-to-day responsibility for assessing and managing the Company’s particular exposures to risk.

The Audit Committee of the Board meets to review and discuss, as determined to be appropriate, with management, the internal auditor and the independent registered public accounting firm:

●
the Company’s major financial and accounting risk exposures and related policies and practices to assess and control such exposures,
●
overseeing risks related to privacy,
●
overseeing risks related to cyber-security with the Nominating, Governance and Compliance Committee, and
●
assist the Board in fulfilling its oversight responsibilities regarding the Company’s policies and guidelines with respect to risk assessment and risk management.

The Management Development and Compensation Committee reviews the Company’s risks related to:

●
chief executive officer succession and succession plans for senior executives,
●
overall compensation structure,
●
incentive compensation plans and equity-based plans,
●
policies and programs, severance programs, change-of-control agreements and benefit programs,
●
human capital management, and
●
meets, as appropriate, with the internal and/or external auditors to discuss management and employee compliance with the compensation, incentive, severance and other benefit programs and policies under the committee’s jurisdiction.

The Nominating, Governance and Compliance Committee reviews the Company’s policies and risks related to:

●
related person transactions required to be disclosed pursuant to U.S. securities rules,
●
identifying and recommending individuals qualified to become Board members, consistent with criteria approved by the Board,
●
developing and recommending to the Board a set of corporate governance principles applicable to the Company,
●
overseeing the evaluation of the Board,
●
the effectiveness of the Company’s environmental, health and safety management program,
●
the Company’s enterprise-wide risk assessment processes, and
●
the Company’s compliance programs.

2023 Annual General Meeting Proxy Statement	37

The Board’s role in risk oversight of the Company is consistent with the Company’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

Director Independence

The Board has determined that ten of the twelve director nominees are independent. For a director to be considered independent, the Board must make an affirmative determination that a director meets the stringent guidelines for independence set by the Board. These guidelines either meet or exceed the NYSE listing standards’ independence requirements. The guidelines include a determination that the director has no current or prior material relationships with TE Connectivity (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), aside from his or her directorship, that could affect his or her judgment.

The independence guidelines also include the determination that certain limits to annual sales to or purchases from entities for which a director serves as an executive officer, and limits on direct compensation from the Company for directors and certain family members (other than fees paid for board or committee service), are not exceeded and other restrictions.

Based on the review and recommendation by the Nominating, Governance and Compliance Committee, the Board analyzed the independence of each director nominee and determined that the following director nominees meet the standards of independence under our director independence guidelines and applicable NYSE listing standards, and that each of them is free of any relationship that would interfere with his or her individual exercise of independent judgment: Jean-Pierre Clamadieu, Carol A. (“John”) Davidson, Lynn A. Dugle, William A. Jeffrey, Syaru Shirley Lin, Thomas J. Lynch, Abhijit Y. Talwalkar, Mark C. Trudeau, Dawn C. Willoughby and Laura H. Wright. The Board also reached this independence determination for Yong Nam who was not nominated for re-election at the March 2023 annual general meeting because he reached the Board’s retirement age. The Board also previously reached this independence determination for Pierre Brondeau and Daniel Phelan who each left the board effective March 9, 2022.

In accordance with the rules of the NYSE, the Board of Directors has determined that Ms. Wright’s simultaneous service on the audit committees of CMS Energy and Consumers Energy (a publicly traded subsidiary of CMS Energy) and Joby Aviation, Inc. does not impair her ability to effectively serve also on our Audit Committee. The Board of Directors believes the Company’s shareholders will benefit from Ms. Wright’s extensive experience as a Chief Financial Officer.

Board Retirement Policy

The Board of Directors has established a retirement age policy of 72 years for directors, as reflected in our Board Governance Principles. The Board of Directors believes that it is important to monitor its skills and needs in the context of the Company’s long-term strategic goals, and, therefore, may elect to waive the policy in individual cases as it deems appropriate. The Board of Directors believes it is important to balance refreshment with the need to retain directors who have developed, over time, significant insight into the Company and its operations and who continue to make valuable contributions to the Company that benefit our shareholders.

38	2023 Annual General Meeting Proxy Statement

Corporate Responsibility*

At TE Connectivity, our purpose is to create a safer, sustainable, productive and connected future. Our values of integrity, accountability, teamwork, and innovation govern us and guide our actions.

Each year, TE releases a corporate responsibility report. To learn more about our One Connected World corporate responsibility strategy, our 2030 ambitions and our progress, visit www.te.com/responsibility.

Our annual reporting includes a Global Reporting Initiative index as well as a Sustainability Accounting Standards Board (SASB) index. TE also reports to the Carbon Disclosure Project (CDP) and the Dow Jones Sustainability Index (DJSI). TE has also released a standalone Taskforce on Climate-related Financial Disclosures (TCFD) report and a report on our alignment with the UN Sustainable Development Goals. TE has also been a member of the United Nations Global Compact since 2011.

Our corporate responsibility efforts are managed by our Vice President, Global Government Affairs and Corporate Responsibility, and overseen by our General Counsel, our operating committee and the Nominating, Governance and Compliance Committee of the TE Connectivity Board of Directors. We also have a cross-functional sustainability committee comprised of TE employees called the One Connected World Network which governs our One Connected World strategy.

Environment

TE is committed to managing our environmental footprint. Our sustainability initiatives in our operations began more than ten years ago. From fiscal 2010 to 2022, we achieved more than a 20% reduction in absolute energy usage, more than a 25% reduction in absolute water usage, and more than a 50% reduction in absolute greenhouse gas emissions (Scopes 1 and 2). Over the last few years, we have recycled approximately 80% of the waste materials from our operations. Several of our environmental performance measures are externally assured on a limited basis by Deloitte & Touche LLP. We recognize the risk climate change poses and we are increasing our focus on GHG emissions with the aim to achieve greater reductions. We are also conscious of the environmental footprint of our products and remain diligent about REACH, RoHS and other international product compliance standards.

Social

We value our place in the global community and respect applicable civil rights, human rights and labor laws in the locations where we operate. We outline our commitment to human rights in our new global human rights policy. We request that our suppliers do the same through certification to our Supplier Guide to Social Responsibility. We also audit certain high-risk suppliers in our supply chain to evaluate compliance with child and forced labor laws and regulations. We closely monitor our TE facilities to protect fair and reasonable working hours, wages and benefits for our TE employees. We prohibit all forms of forced labor and the hiring of underage individuals. We also prohibit any form of physical punishment or abuse. TE maintains a conflict minerals policy available at https://www.te.com/usa-en/utilities/product-compliance/conflict-minerals.html and a management system dedicated to performing required conflict minerals due diligence across our supply chain.

TE is globally committed to living our TE Values and driving our Purpose by building a workforce and a supplier network that represents our global markets and customers we serve. Additionally, we strive to build a work environment where all employees are engaged, differences are valued and respected, and all opinions count. We believe that our actions support this commitment and our Employee Resource Groups actively support this effort. TE provides a work environment that prohibits discrimination on various dimensions, including, but not limited to, gender, age, race, ethnicity, orientation, physical or mental abilities, nationality, religion, veteran status, background, culture, and experience. In addition, we annually publish our EEO-1 data on our Company website.

TE promotes a culture of safety at our facilities around the world.  For fiscal 2022, our total recordable incident rate (TRIR) was 0.15 (per 100 employees), making TE’s safety performance top-tier among like companies.

2023 Annual General Meeting Proxy Statement	39

TE donates to more than 1,500 charities in the communities where we live and work. The TE Connectivity Foundation is focused on supporting access to technology and engineering for all, particularly women and underserved communities.

Governance

TE operates on a strong foundation of governance. Our values and our Guide to Ethical Conduct serve as the cornerstones of our ethical business practices. For more information on key governance matters, please refer to the following pages in this proxy statement: Board Diversity (page 34), Board Oversight of Risk Management (page 37-38), Guide to Ethical Conduct (page 40), Communicating Concerns (page 40), NGCC Oversight of Environmental, Social and Governance (“ESG”) matters (page 45), Executive Compensation (beginning on page 51), CEO Pay Ratio (page 77-78) and charitable contributions and PAC (page 80).

*TE’s goals are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met. Content available at websites and in documents referenced in this section are not incorporated herein and are not part of this Proxy Statement.

Guide to Ethical Conduct

All directors, officers and employees of TE Connectivity are required to review and affirm that they understand and are in compliance with the policies and principles contained in TE Connectivity’s code of ethical conduct set forth in the Company’s manual, “Connecting with our Values: TE Connectivity Guide to Ethical Conduct.” The guide is published in the TE Corporate Responsibility section of TE Connectivity’s website under “Governance—Compliance” at

http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman/ethical-conduct.html.

Directors are required to promptly inform the chair of the Nominating, Governance and Compliance Committee of actual or potential conflicts of interest.

The Office of Ombudsman at TE Connectivity reports to the Audit Committee and provides a direct, confidential and impartial avenue for employees, third party business partners and investors to raise any concern or issue with compliance or ethics, including concerns about the Company’s accounting, internal accounting controls or auditing matters.

The Office of Ombudsman seeks the fair, timely and impartial resolution of all compliance and ethics issues, and the Ombudsman also reports significant issues and reporting trends to the Audit Committee regularly on a quarterly basis. Employees have a number of channels to raise issues within TE Connectivity, including confidential, toll-free hotline numbers for their respective countries, a confidential online reporting platform, and a mobile device reporting platform.  All reported concerns are received and promptly reviewed by the Office of Ombudsman and are either assigned for investigation by designated teams or responded to in a timely manner.

Communicating Concerns to Directors

Any shareholder or interested party who wishes to contact members of the TE Connectivity Board of Directors, including the chairman or the non-management directors as a group, may do so by mailing written communications to:

TE Connectivity Board of Directors

Attn: Ombudsman

1050 Westlakes Drive

Berwyn, PA 19312

USA

Inquiries and concerns also can be submitted anonymously and confidentially through the Ombudsman to the TE Connectivity Board of Directors by email to directors@te.com or through the Internet at http://www.te.com/usa-en/about-te/corporate-responsibility/governance/ombudsman.html.

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Voting Standards for the Election of Directors

Directors are elected by an affirmative vote of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders and serve until the next annual general meeting of shareholders. In an uncontested election of directors, any nominee for director who does not receive at least half plus one additional vote of the share votes cast at the meeting is not elected to the Board.

Voting Standards for Amendments to the Articles of Association

The articles of association may be amended, in whole or in part, by the Board, subject to approval by the affirmative vote of the holders of record:

●	in the case of article 1 (with respect to domicile), article 2 (purpose), article 4 (with respect to the creation of preferred shares and an increase in capital out of equity, against contributions in kind, or for the purpose of acquisition of assets, or the granting of special privileges), article 5 (with respect to a change of the share capital and the limitation or withdrawal of preemptive rights) and article 6 (with respect to an increase in conditional share capital and the limitation or withdrawal of advance subscription rights), of at least two-thirds of the votes represented and the absolute majority of the par value of the votes represented, in person or by proxy, at a general meeting of shareholders;
●	in the case of article 17, paragraph 5 (no shareholder action by written consent), article 18, paragraphs 3 and 4 and article 34 (provisions relating to “freeze-out” of business combinations with “interested shareholders” (as defined in the articles of association)), and article 18, paragraph 6 (80% vote requirement for certain article amendments), of 80% of the total votes of shares outstanding and entitled to vote on the relevant record date with respect thereto; and
●	in the case of all other articles, of a majority of the votes cast, in person or by proxy, at a general meeting of shareholders (a “majority” means at least half plus one additional vote of the share votes cast, not counting abstentions, broker non-votes, blank or invalid ballots).

2023 Annual General Meeting Proxy Statement	41

THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Board of Directors

The Board of Directors currently consists of twelve (12) directors, eleven of whom are nominees for election. The Board held six meetings in fiscal year 2022. All of the incumbent directors attended greater than 93% of the meetings of the Board and the committees on which they served in fiscal 2022. It is the policy of the Board that directors are expected to attend the annual general meeting of shareholders. All twelve of the current directors attended the 2022 annual general meeting of shareholders.

An annual performance evaluation is conducted by the Board and each of its committees to determine whether they are functioning effectively. The Nominating, Governance and Compliance Committee plans and recommends to the Board the method of evaluation. In 2022, the Company’s General Counsel was appointed by the Board to gather information from directors through individual discussions and interviews and to report results back to the Board and Nominating, Governance and Compliance Committee for consideration of actions to be taken as a result of the evaluation.

Board Committees

The Board has adopted written charters for each of its three standing committees: the Audit Committee, the Management Development and Compensation Committee and the Nominating, Governance and Compliance Committee. Each board committee reports to the Board on their activities at each regular Board meeting. Membership in each of the Committees of the Board, as of January 5, 2023, is shown in the following chart.

Director	Audit Committee	Management Development and Compensation Committee	Nominating, Governance and Compliance Committee*
Carol A. (“John”) Davidson	µ
Lynn A. Dugle	●
William A. Jeffrey			µ
Shirley Lin			●
Yong Nam			●
Abhijit Y. Talwalkar		µ
Mark C. Trudeau		●
Dawn C. Willoughby		●
Laura H. Wright	●

* Mr. Clamadieu is expected to join the Nominating, Governance & Compliance Committee.

µ Committee Chair	● Committee Member	Financial Expert

The tables below identify the number of meetings held by each standing committee in fiscal 2022 and provide a brief description of the duties, responsibilities and other general information with respect to each committee.

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Audit Committee
Meetings during fiscal 2022	● Nine
Duties and Responsibilities
●
Oversee the Company’s financial reporting processes and the quality and integrity of the Company’s earnings press releases, annual and quarterly financial statements, including its financial and accounting principles, policies and practices, and its internal control over financial reporting
●
Oversee the qualifications, independence and performance of the Company’s independent registered public accounting firm and lead audit partner and the Company’s Swiss registered auditor
●
Review and oversee the Company’s internal audit function
●
Oversee compliance with legal and regulatory requirements
●
Review financial and accounting risk exposure affecting the Company
●
Oversee risks related to privacy
●
Oversee risks related to cyber-security with the Nominating, Governance and Compliance Committee
●
Assist the Board in fulfilling its oversight responsibilities regarding the Company’s financial and accounting policies and processes with respect to risk assessment and risk management
●
Oversee procedures for handling complaints and concerns regarding accounting or auditing matters
●
Oversee the Company Ombudsman and the Company’s Guide to Ethical Conduct

General Information
●
The Board has determined that each member of the Audit Committee is financially literate
●
The Board has determined that all members of the Audit Committee are “audit committee financial experts” as defined under SEC rules
●
The Board has determined that all members of the Audit Committee satisfy the relevant SEC, NYSE and the Company’s additional independence requirements
●
The Audit Committee’s report appears on pages 83.

Written Charter	● The Audit Committee charter can be found on the Company’s website at https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/charter-audit.pdf

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Management Development and Compensation Committee
Meetings during fiscal 2022	● Eight
Duties and Responsibilities
●
Ensure leadership development and succession plans of senior leadership
●
Review plans for the development of the organization
●
Review and approve compensation, benefits and human resources policies and objectives and whether the Company’s officers, directors and employees are compensated in accordance with these policies and objectives
●
Review and approve compensation of the Company’s executive officers and recommend the Chief Executive Officer’s compensation for ratification and approval by the independent members of the Board
●
Review and approve management incentive compensation policies and programs and equity compensation programs for employees
●
Oversee the Company’s policies and practices related to its management of human capital resources including talent management, culture, diversity and inclusion

General Information
●
Additional information on the committee’s processes and procedures for consideration of executive compensation are addressed in “Compensation Discussion and Analysis”
●
The Board has determined that all members of the Management Development and Compensation Committee satisfy the relevant SEC, NYSE and the Company’s additional independence requirements
●
The Management Development and Compensation Committee’s report appears on page 68.

Written Charter
●
The Management Development and Compensation Committee charter can be found on the Company’s website at

https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/charter-mdcc.pdf

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Nominating, Governance and Compliance Committee
Meetings during fiscal 2022	● Four
Duties and Responsibilities
●
Select director nominees for the Board
●
Develop and recommend to our Board changes to our Board Governance Principles
●
Annually review director compensation and benefits in conjunction with the Management Development and Compensation Committee
●
Oversee the annual self-evaluations of the Board and its committees, as well as director performance
●
Make recommendations to the Board concerning the structure and membership of the Board committees
●
Oversee the Company’s environmental, health and safety management system
●
Oversee risks related to cyber-security with the Audit Committee
●
Periodically receive and review reports from the Company’s responsible executive regarding the Company’s programs, strategies and performance with respect to significant sustainability and environmental, social and governance matters and the associated risks and opportunities. Review and address as appropriate issues that arise with respect to such ESG risks and strategies, and the effectiveness of such ESG programs.
●
Conduct an annual review of director commitment levels, and affirm that all directors are compliant with our Board Governance Principles, including the requirement that no Directors can sit on more than five public company boards (including our own), with consideration given to public company leadership roles.
●
Select, monitor, evaluate, compensate and, if necessary, replace the Company Chief Compliance Officer and, quarterly, or upon request by the Committee or the Chief Compliance Officer, meet with the Committee in a separate executive session.

General Information
●
The Board has determined that all members of the Nominating, Governance and Compliance Committee satisfy the relevant SEC and NYSE requirements and the additional independence requirements of the Company

Written Charter
●
The Nominating, Governance and Compliance Committee charter can be found on the Company’s website at
https://www.te.com/content/dam/te-com/documents/about-te/our-company/global/leadership/leadership-documents/charter-ngcc.pdf

Meetings of Non-Management Directors

The non-management directors met without any management directors or employees present four times in fiscal year 2022. Dr. Brondeau, as the former Lead Independent Director, presided at the meetings occurring prior to March 9, 2022, the date of the 2022 Annual General Shareholders meeting and Mr. Davidson, the current Lead Independent Director, presided at the meetings occurring as of and after the date of the 2022 Annual General Shareholders meeting.

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Board and Committee Advisors

Consistent with their respective charters, the Board and its committees may retain their own advisors as they determine necessary to carry out their responsibilities.

Non-Management Directors’ Compensation in Fiscal 2022

Non-management directors’ compensation is established collaboratively by the Nominating, Governance and Compliance and the Management Development and Compensation Committees. Compensation of non-management directors in fiscal year 2022 is described under “Compensation of Non-Employee Directors.”

Non-Management Directors’ Stock Ownership

To help align Board and shareholder interests, directors are encouraged to own, at a minimum, TE Connectivity stock or stock units equal to five times the annual cash retainer (a total of $500,000, based on the $100,000 annual cash retainer) within five years of joining the Board. Once a director satisfies the minimum stock ownership recommendation, the director will remain qualified, regardless of market fluctuations, under the guidelines unless the director sells shares of stock that were considered in determining that the ownership amount was met. Each non-employee director receives TE Connectivity common shares as the $200,000 equity component of their compensation. As of fiscal 2022 year-end, all of the current directors met, or in the case of Mses. Dugle, Lin and Willoughby, are on track to meeting, their stock ownership requirements.

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AGENDA ITEM NO. 2—ELECTION OF THE CHAIRMAN

OF THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes Thomas J. Lynch for election as Chairman of the Board to hold office until the annual general meeting of shareholders in 2024.

Explanation

Swiss regulations provide that shareholders must elect the chair of the Company’s Board of Directors. Mr. Lynch is the current Chairman of TE Connectivity Ltd. His biography appears above, as well as an explanation as to why the Board of Directors considers Mr. Lynch to be the most appropriate person to serve as Chairman. Effective March 14, 2018 Mr. Lynch retired as Executive Chairman of the Company and currently serves as Non-Executive Chairman of the Board of Directors.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Chairman

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the election of the Chairman of the Board of Directors.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” the election of Thomas J. Lynch as Chairman of the Board of Directors

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AGENDA ITEM NO. 3—ELECTION OF THE MEMBERS OF THE

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE

Motion Proposed by the Board of Directors

At the Annual General Meeting, upon the recommendation of the Nominating, Governance and Compliance Committee, the Board of Directors proposes the election of each of Abhijit Y. Talwalkar, Mark C. Trudeau and Dawn C. Willoughby individually as members of the Management Development and Compensation Committee to hold office until the annual general meeting of shareholders in 2024.

Explanation

Swiss regulations provide that shareholders must individually elect the members of the Management Development and Compensation Committee of the Company’s Board of Directors. Each Nominee is a current director of TE Connectivity Ltd. and currently serves on the Management Development and Compensation Committee. Biographies of all nominees are listed above.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Elect Committee Members

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of the individual election of each of the members of the Management Development and Compensation Committee.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” the election of Abhijit Y. Talwalkar, Mark C. Trudeau and Dawn C. Willoughby to the Management Development and Compensation Committee.

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EXECUTIVE OFFICERS

The following table presents information with respect to our executive officers as of January 5, 2023.

Name	Age	Position(s)
Terrence R. Curtin*	54	Chief Executive Officer and Director
John S. Jenkins, Jr.	57	Executive Vice President and General Counsel
Shadrak W. Kroeger	54	President, Industrial Solutions
Steven T. Merkt	55	President, Transportation Solutions
Heath A. Mitts*	51	Executive Vice President, Chief Financial Officer and Director
Timothy J. Murphy	55	Senior Vice President and Chief Human Resources Officer, Global Human Resources
Robert J. Ott	61	Senior Vice President and Corporate Controller
Aaron K. Stucki	49	President, Communications Solutions

*See “Nominees for Election” for additional information concerning Messrs. Curtin and Mitts who are also nominees for director.

John S. Jenkins, Jr. is the Executive Vice President, General Counsel of TE Connectivity. Mr. Jenkins is responsible for the Company’s global legal, compliance, corporate governance, government affairs, intellectual property, security and risk management, and corporate social responsibility activities. He is also responsible for bringing TE’s industry-leading connectivity solutions, engineering, and operations expertise to the emerging markets with focus on India, China, and South America. He joined TE Connectivity in October 2012.

Prior to joining TE Connectivity, Mr. Jenkins was with Tyco International for ten years and was the Vice President, Corporate Secretary, and International General Counsel. He was responsible for the Board of Directors activities, securities and capital markets transactions and reporting, mergers and acquisitions, executive compensation, global procurement, real estate, and tax planning.

Prior to 2003, Mr. Jenkins worked as a litigator with McGuireWoods, LLP. He began his career in 1987 as an Officer in the United States Navy and served as a judge advocate both as Military Prosecutor and Senior Defense Counsel, and finally as Legislative Counsel to the Secretary of the Navy.

Shadrak W. Kroeger has been President, Industrial Solutions at TE Connectivity since October 2020. Previously he was President, Communications Solutions at TE Connectivity from November 2017 to September 2020. Previously, Mr. Kroeger served as the Senior Vice President and General Manager for the Appliances business unit at TE Connectivity from 2013 to 2017. Since joining TE Connectivity in 1995, Mr. Kroeger has held leadership positions in general management, strategy, product management, sales and engineering and his roles have spanned the automotive, industrial and consumer markets.

Steven T. Merkt has been President, Transportation Solutions at TE Connectivity since August 2012. Prior to this position, Mr. Merkt served as President of TE Connectivity’s Automotive business since May 2011 and has held various leadership positions in general management, operations, engineering, marketing, supply chain and new product launches since joining TE Connectivity in 1989. Mr. Merkt serves as a Director for Livent Corporation.

Timothy J. Murphy has been Senior Vice President and Chief Human Resources Officer, Global Human Resources at TE Connectivity since March 2016. Previously he was Vice President, Human Resources for the Transportation Solutions business segment from January 2015 to February 2016 and Vice President, Global Talent Management for TE Connectivity from November 2011 to December 2014. Prior to joining TE, Mr. Murphy held various business partner positions and served for three years in international human resource assignments over a nearly 20 year human resource career at Merck.

2023 Annual General Meeting Proxy Statement	49

Robert J. Ott has been Senior Vice President and Corporate Controller of TE Connectivity since our separation from Tyco International in June 2007. Prior to that, he was Vice President, Corporate Audit of Tyco International from March 2003 to June 2007 and Vice President of Finance—Corporate Governance of Tyco International from August 2002 until March 2003. Prior to joining Tyco International, Mr. Ott was Chief Financial Officer of Multiplex, Inc. from 2001 to 2002 and Chief Financial Officer of SourceAlliance, Inc. from 2000 to 2001. From 1989 to 2000, he held various finance positions with General Instrument Corp (acquired by Motorola in 1999) including Controller, Treasurer, FP&A and Business Development. Mr. Ott began his career as an auditor with Deloitte & Touche. He is a CPA and holds a BBA degree from the University of Notre Dame.

Aaron K. Stucki has been President, Communications Solutions at TE Connectivity since October 2020. Previously, Mr. Stucki was the General Manager of the Industrial & Commercial Transportation (ICT) business unit since May 2017. From April 2015 to May 2017, Mr. Stucki served as Senior Vice President & General Manager SubCom. From October 2013 to April 2015, Mr. Stucki served as Senior Vice President & General Manager Consumer Devices. From July 2011 to October 2013, Mr. Stucki served as Vice President and Chief Financial Officer Consumer Solutions segment. Prior to joining TE in 2011, Mr. Stucki spent 13 years at General Electric.

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COMPENSATION DISCUSSION AND ANALYSIS

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HIGHLIGHTS

Introduction

This Compensation Discussion and Analysis (“CD&A”) outlines TE Connectivity’s executive compensation program for our named executive officers serving as of September 30, 2022 —the Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers (each a “NEO”) who are listed below and appear in the Summary Compensation Table.

Terrence R. Curtin	Heath A. Mitts	Steven T. Merkt	Aaron K. Stucki	Shadrak W. Kroeger
Chief Executive Officer	EVP and Chief Financial Officer	President, Transportation Solutions	President, Communications Solutions	President, Industrial Solutions

Our Management Development and Compensation Committee (the “MDCC”) is responsible for establishing and overseeing compensation programs that comply with TE Connectivity’s executive compensation philosophy. As described in this CD&A, the MDCC follows a disciplined process for setting executive compensation. This process involves analyzing factors such as Company performance, individual performance, strategic goals and competitive market data to arrive at each element of compensation. The MDCC approves compensation decisions for the executive officers and the Board also ratifies and approves compensation decisions of the Chief Executive Officer. An independent compensation consultant helps the MDCC by providing advice, information, and an objective opinion.

Executive Summary - Fiscal 2022 Executive Compensation Highlights and Governance

This section identifies the most significant decisions and changes made regarding TE Connectivity’s executive compensation program in fiscal year 2022.

Shareholder Approval of Compensation

●	Based on the results from our last annual general meeting, shareholders expressed support for our executive compensation programs.
●	95.04% of the advisory votes cast were in favor of the compensation of the named executive officers.
●	Although the advisory shareholder vote on executive compensation is non-binding the MDCC considers the outcome of the vote and the sentiments of our shareholders when making executive compensation decisions.
●	Under Swiss law, shareholders have the right to vote prospectively on the maximum aggregate compensation that will be paid to the Board of Directors and executive management. The maximum aggregate compensation for both the Board of Directors and executive management for fiscal 2023 was approved with 99.63% and 98.50% of votes cast respectively.
●	Request for shareholder approval of our executive compensation programs and board of directors compensation can be found in Agenda Items No. 8, No. 10, No. 11 and No. 12.

Fiscal Year 2022 Performance Summary

Company performance was strong during the year demonstrating the strategic positioning of our portfolio.

●	Net sales were a record at $16.3 billion, up 9% from fiscal 2021.
●	Year-over-year operating margin expansion in Industrial and Communications segments.

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●	Diluted earnings per share from continuing operations were $7.47, up 10% from fiscal 2021.
●	Cash flow from operating activities was $2.5 billion, with approximately $2.1 billion returned to shareholders.

Fiscal Year 2022 Compensation Summary

Our executive compensation program is designed to attract, motivate and retain our executives, including our NEO’s who are critical to our long-term success. The program is designed to align with three core principles:

Align executive and shareholder interests	Provide a significant portion of total compensation that is performance-based and at risk	Attract and retain talented executives

2022 Target Total Direct Compensation Opportunity

Our executive compensation program emphasizes performance-based compensation tied to increases in our stock price and drives strategic imperatives. Approximately 91% of our CEO's target total compensation is performance-based and at risk, while the other NEOs have an average of 82% performance-based and at risk compensation. Our NEOs’ target compensation for 2022 consisted of the components described below:

Pay Component	Purpose & Metrics	% of target total compensation
		CEO	NEO
Base Salary	– Fixed cash income to retain and attract highly marketable executives in a competitive market for executive talent.	9%	18%
Annual Short-term Incentive	– Focuses our executives on achieving financial and other business objectives. – FY2022 Metrics: Revenue, Operating Income, Strategic Priorities (KPIs) and Earnings Per Share	14%	19%
Annual Long-term Incentive	– Further aligns the focus of our executives with stockholders through the use of multi-year performance goals and stock ownership. – FY2022 Vehicles: • 50% Performance Stock Units (PSU) • 50% Stock Options (SO)	77%	63%

Key compensation decisions in 2022

The Company continued to reinforce market-aligned and pay for performance elements of its compensation programs.

Messrs. Curtin, Mitts, Merkt, Stucki and Kroeger had increases in base salary to maintain their competitive pay position in the marketplace	Approved payouts ranged from 82.7% to 195.3% of target based on performance against metrics	Annual Grants were delivered in the form of PSU (50%) and SO (50%); FY2020 PSU with a three-year performance cycle vested in December 2022 above target range

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Compensation Governance

We have established several best practices that help ensure our compensation programs remain aligned with shareholder interests.

What We Do

√ Link pay to performance with a high percentage of variable compensation	√ Include a “clawback” provision in all executive officer incentive award agreements (both annual and long-term)
√ Perform annual say-on-pay advisory vote for shareholders	√ Maintain robust stock ownership requirements for executives (6x CEO, 3x executive officers)
√ Perform mandatory (under Swiss Law) say-on-pay vote on maximum aggregate compensation for Board of Directors and executive management	√ Include performance criteria in incentive plans to utilize tax deductibility where applicable and appropriate
√ Follow principles of executive compensation that are included in our articles of association and have been approved by our shareholders	√ Retain a fully independent external compensation consultant whose independence is reviewed annually by the MDCC
√ Design compensation programs to mitigate undue risk-taking	√ Provide only limited non-business aircraft usage to the CEO
√ Align executive compensation with shareholder returns through long-term incentives	√ Maintain an insider trading policy applicable to all executive officers and employees
√ Cap incentive compensation payments for individuals including our CEO	√ Review share utilization annually

What We Do Not Do

x Provide tax gross ups for executives except under our relocation program	x Provide excise tax gross ups
x Provide perquisites for named executive officers except for limited non-business aircraft usage for our CEO	x Re-price underwater stock options
x Provide tax gross ups for personal aircraft use	x Allow hedging or pledging of TE securities

COMPENSATION ELEMENTS AND PAY DETERMINATION

Executive Compensation Philosophy

Our executive compensation philosophy calls for competitive total compensation that will reward executives for achieving individual and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. The MDCC reviews and administers the compensation and benefit programs for executive officers, including the named executive officers, and performs an annual assessment of the Company’s executive compensation policy. In determining total compensation, the MDCC considers the objectives and attributes described below.

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Executive Compensation Principles

Shareholder alignment

–   Designed to focus our executives on creating shareholder value

–   Long-term incentive awards, delivered in the form of equity, make up a significant percentage of our executives’ total compensation and closely align the interests of executives with the long-term interests of our shareholders

Performance based

–   Designed to ensure pay realized by our leaders varies with both company and individual performance

–   Annual cash incentive awards are tied to overall corporate, segment or business unit measures that are tailored to the characteristics and priorities of our business units

–   Long-term incentive awards are designed to reward our executive officers for creating long-term shareholder value. Long-term incentive awards are granted primarily in the form of stock options and performance stock units

Appropriate risk

–   Designed to encourage executive officers to take appropriate risks in managing their businesses to achieve optimal performance

–   Oversee and review annually the results of the assessment of risks related to the Company’s compensation policies and programs for officers and employees

Competitive with external talent markets

–   Designed to ensure that our programs are competitive within the relevant markets for leadership talent

–   As one input to developing and assessing the continued appropriateness of executive pay programs that meet our specific objectives, we consider the practices of other companies with which we compete for talent, business and capital

–   To provide balanced context, we consider compensation and governance practices drawn from a group of electronics and related industry companies that align with our business segments (our “Industry Peer Group”) as well as from the broader market within which we compete for executive talent. Additional market samples are also referenced to meet unique circumstances where appropriate

Focus on executive stock ownership

–   Designed to ensure that our leaders own stock and directly align their long-term financial interests with all other shareholders

–   The TE Connectivity Stock Ownership and Retention Requirement Plan, together with long-term equity awards, drives executive stock ownership

–   The CEO is required to hold shares equal to six times his base salary, and the other named executive officers are required to hold shares equal to three times their respective base salaries

Simple and transparent

–   Designed to ensure both our leaders and external stakeholders understand our priorities and expectations

–   Our executive compensation programs are designed to be readily understood by our executives, and transparent to our investors

Fair and Equitable	– Designed to deliver fair and equitable pay based on roles and responsibilities and on company and individual performance, regardless of gender, race/ethnicity or any other individual demographics

Industry Peer Group

As context in establishing pay levels, mix and practices for our Senior Executives, the MDCC periodically reviews market data. The foundation for these market data is TE’s Industry Peer Group as established by the MDCC with input from Pay Governance as its independent compensation consultant. The Industry Peer Group is comprised of companies aligned with TE’s business segments within the electronics and related industries. Individual companies are selected for their similar revenue size, market capitalization, products, or markets, or with which we compete for executive talent.

The MDCC reviews and approves the peer group structure annually to ensure that the group continues to be an appropriate and balanced reference. It is our main resource for reviewing executive pay levels for our CEO, CFO and Board of Directors, in assessing plan design features and trends, award decisions and in conducting pay for performance analyses.

As part of its annual peer group review, the MDCC approved changes to the Industry Peer Group to remove outliers and increase the sample size from 13 to 21 industry peers. Changes include the removal of

2023 Annual General Meeting Proxy Statement	55

Sensata Technologies and BorgWarner and the addition of ten companies that are comparable to TE and its segments or are competitors for executive talent.

As shown below, the fiscal year 2022 industry peer group includes 21 companies, with publicly disclosed fiscal-annual revenues ranging from $4.6 billion to $37.9 billion and a median of $14.4 billion.

3M Company	Eaton Corporation	NXP Semiconductors N.V.*
Amphenol Corporation	Emerson Electric Co.	Parker-Hannifin Corporation
Aptiv PLC	Fortive Corporation	Rockwell Automation Inc.
Carrier Global Corporation*	General Dynamics Corporation	Stanley Black & Decker Inc.*
Corning Inc.*	Honeywell International Inc.	Texas Instruments Inc.*
Cummins Inc.*	Illinois Tool Works Inc.*	Textron Inc.*
Dover Corporation*	Johnson Controls International plc	Trane Technologies plc*

*new peers for fiscal 2022

Because robust data are only available for select executive leadership positions among the Industry Peer Group companies, our compensation consultant also provides the MDCC with additional third-party compensation market data (e.g., Willis Towers Watson) for a cross-industry sample of companies within a reasonable size range of TE.

Determining Executive Compensation

In determining the appropriate total compensation level for each executive officer, the MDCC considers the following items:

Role	– Responsibilities, scope, and complexity of the executive’s role relative to external benchmark data – Relative importance of the role within TE Connectivity
Comprehensive Market Analysis

–    Comprehensive analysis of current base salary, target annual incentive opportunity, target long term incentive opportunity, target total cash compensation (base salary and target annual incentive), and target total direct compensation for each executive officer

Performance	– Each executive’s individual performance, level of experience and expected contribution to strategic initiatives and future results
Current Compensation	– A review of the executive’s current total direct compensation including internal pay equity and compensation history
CEO Recommendations	– The Chief Executive Officer’s detailed performance assessments for the other executive officers and recommendations concerning compensation actions

Compensation Assessment

The compensation assessment for each executive officer is presented on a tally sheet, which also summarizes the officer’s compensation history, job responsibilities, tenure with the company and performance achievements. The tally sheets enable the MDCC to understand how each element of an executive officer’s current compensation opportunity and actual pay compare with the market, to the amounts awarded to other executive officers and how compensation has changed over time and with performance.

With the information provided in the total compensation assessment as a reference, and with the input of the compensation consultant and the Chief Executive Officer, the MDCC makes compensation determinations (both regarding incentive award payouts for performance and target compensation opportunity for the coming year) for each of our executive officers. The MDCC and the Board follow a similar process to set compensation for the Chief Executive Officer. In some years, the MDCC may determine that total compensation (or one or more components of total compensation) for a particular executive should differ (higher or lower) from the market reference point(s) for various reasons (e.g., recent promotion, performance assessment, special assignments or responsibilities that vary from a typical role in the market, etc). Similarly, from time-to-time based on circumstances, the MDCC may approve a total compensation package or

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individual compensation components that exceed the market reference point(s) for a critical management role in order to attract a highly qualified external candidate.

Employee benefit programs are provided to executive officers on the same basis as all other employees.

Compensation Paid or Awarded in Fiscal 2022

The Company’s total compensation and rewards package for executive officers consists of the following elements, each designed for a different purpose:

Base Salary and Annual Incentive Plan	Long-Term Equity Incentives	Broad-based Retirement and Health and Welfare Benefits	Total Compensation and Rewards

Focus on Current Year Performance	Focus on Multi- Year Performance	Focus on Attraction and Retention

Base Salary

Base salary provides fixed compensation for performing the executive’s core duties and responsibilities. As shown in the table below, Messrs. Curtin, Mitts, Merkt, Stucki and Kroeger had increases in base salary to maintain their competitive pay position in the marketplace.

	Fiscal 2022	Change from Fiscal 2021
Mr. Curtin	$1,250,000	4.2%
Mr. Mitts	$750,000	11.4%
Mr. Merkt	$687,000	5.0%
Mr. Stucki	$551,000	5.0%
Mr. Kroeger	$604,000	5.0%

Annual Cash Incentive Awards

The annual incentive program is designed to focus executive officers on achieving financial and strategic priorities and reward them for performance against pre-established goals at the corporate or segment level; final payouts also may be modified to reflect the MDCC’s assessment of individual or company performance beyond these goals. Generally, the MDCC intends the annual incentive award program to provide market competitive (generally median) payouts for achieving pre-determined, target performance goals.

There were two performance intervals with one payout at the end of the fiscal year in order to consider the ongoing challenges created by COVID-19 and the resulting supply chain disruptions when evaluating our performance for fiscal year 2022.

In the first quarter of fiscal 2022, the MDCC established:

●	Performance Criteria for the first half of the year: applicable threshold, target and maximum performance criteria for each financial performance metric for the first half of the year required to earn threshold, target and maximum bonus awards; no bonus is earned for performance below threshold on any metric and payouts vary proportionally based on actual performance achieved;
●	KPI metric – established the annual KPI metric for the year;
●	Annual Individual Target Bonus Opportunity: a percent of each executive officer’s salary, established by the MDCC as part of the fiscal year 2022 Compensation Assessment.

In the third quarter of fiscal 2022, the MDCC established the threshold, target and maximum performance criteria for each financial performance metric for the second half of the year required to earn threshold, target

2023 Annual General Meeting Proxy Statement	57

and maximum bonus awards; no bonus is earned for performance below threshold on any metric and payouts vary proportionally based on actual performance achieved.

●	Target Bonus Percentages

The target bonus percentages for the named executive officers for fiscal year 2022 are listed below. Mr. Curtin received target bonus increase to better align his total direct compensation with market practice.

	Fiscal 2022 Target	Fiscal 2021 Target
Mr. Curtin	160%	150%
Mr. Mitts	125%	125%
Mr. Merkt	100%	100%
Mr. Stucki	85%	85%
Mr. Kroeger	95%	95%

Performance Measures

Each year the MDCC reviews and approves the annual incentive measures for the business segments and the Company as a whole. Measures are selected to support the objectives of each business and to provide appropriate balance and to avoid excessive risk. For fiscal year 2022, we maintained the number of measures at four as illustrated below, consistent with last year.

	Business Segment
		Communications	Industrial	Transportation
Performance Metrics	Corporate	Solutions	Solutions	Solutions
Earnings Per Share ("EPS")(1)	20%	20%	20%	20%
Revenue(2)	25%	30%	30%	20%
Operating income(2)	35%	30%	30%	40%
Key Performance Indicator ("KPI")(3)	20%	20%	20%	20%

(1)	In setting the target for the EPS metric, the MDCC uses the EPS target established for the Company in its financial plan, which incorporates various assumptions to delivering earnings growth including the effect of planned share repurchases by the Company. In determining the EPS metric achievement each year, the MDCC considers whether the various assumptions used to set the EPS target (including the effect of share repurchases) were materially accurate, and to the extent the achievement levels are not consistent with assumptions, the MDCC will make adjustments to the achievement level as deemed appropriate.
(2)	Each segment’s results are the roll up of its underlying business units’ results, while corporate level results are the roll up of all business units’ results. For fiscal year 2022 business units had flexibility to choose between operating income % and operating income $.
(3)	Corporate KPI is the revenue-weighted average of the KPI scores for the segments. At the Business Unit level, the KPI metric reflects growth, productivity, quality, or customer delivery, as appropriate for the key initiatives of the year.

58	2023 Annual General Meeting Proxy Statement

For purposes of the annual incentive program, all of the financial metrics are adjusted financial measures (i.e., they do not conform to U.S. Generally Accepted Accounting Principles) that exclude the effects of events deemed not to reflect the actual performance of our employees. For fiscal year 2022, the adjustments to EPS, revenue and operating income, as applicable, were as follows (i) exclusion of acquisition-related charges, (ii) exclusion of net restructuring and other charges, (iii) exclusion of the impact of certain acquisitions and divestitures, (iv) exclusion of other income related to an indemnification receivable pursuant to the terms of a purchase agreement, (v) exclusion of the impact of changes resulting from foreign currency exchange rates (with respect to performance measures at the business unit level) and the impact from foreign currency exchange rates being capped for Corporate level, (vi) exclusion of certain corporate allocations (with respect to performance measures at the business unit level), and (vii) exclusion of income tax benefits related to the tax impacts of certain intercompany transactions, income tax benefits related primarily to a lapse of a statute of limitation, income tax benefits related to the release of a valuation allowance associated primarily with improved current and expected future operating profit and taxable income, income tax expense related to the write-down of certain deferred tax assets to the lower corporate tax rate enacted in the canton of Schaffhausen, and income tax expense related to an income tax audit of an acquired entity.

The table below shows the payout earned at various performance achievements under the fiscal year 2022 annual incentive program for the executive officers.

	Performance Achieved (% of Target)			Payout Earned (% of Target)
Performance Metric	Threshold	Target	Maximum*	Threshold	Target	Maximum*
EPS (20%)	90%	100%	110%	50%	100%	200%
Revenue (30%)	95%	100%	105%	50%	100%	200%
Operating Income (30%)	90%	100%	110%	50%	100%	200%
Key Performance Indicator (20%)	Varies by business unit			50%	100%	200%

*    For performance on an individual metric (other than KPIs) that significantly exceeds the maximum goal, the MDCC, in its discretion, may recognize these exceptional results with a payout for that metric of up to 300% of target. Payouts are capped at 100% of target if operating income results are less than target. Regardless of payouts on individual metrics, the aggregate total award payout earned by an individual executive can never exceed 200% of target.

For executive officers, annual incentive payouts are based solely on company and business segment performance as shown above. No individual performance metrics were assigned to any executive officer under the fiscal year 2022 annual incentive program. The MDCC reserved the discretion to adjust individual or business unit award amounts up or down, based on its evaluation of the individual or business unit performance during the fiscal year. In addition, there is a reserve pool of 10% of the total target annual incentive award pool amount that, with the MDCC’s approval, could be used to reward exceptional performance at either the business unit or individual level, regardless of performance results against the established financial measures.

Annual Incentive Payments for Fiscal 2022

Fiscal year 2022 performance targets, actual attainment, and corresponding annual incentive award results at the corporate level and for the Communications Solutions, Industrial Solutions and Transportation Solutions business segments for the named executive officers were as follows:

Corporate Level

(Messrs. Curtin, Mitts)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2022	$3.25–$3.50	$3.57	109.8%	127.8%
	2H-FY 2022	$3.70–$3.95	$3.79	102.4%	100.0%
	FY 2022				113.9%
Business Unit Revenue (25%)	1H-FY 2022	$7,585–$7,820	$7,806	102.9%	100.0%
	2H-FY 2022	$8,400–$8.675	$8,657	103.1%	100.0%
	FY 2022				100.0%
Business Unit Operating Income (35%)	1H-FY 2022	$1,330–$1,420	$1,447	108.8%	120.4%
	2H-FY 2022	$1,535–$1,650	$1,543	100.5%	100.0%
	FY 2022				110.2%
Key Performance Indicators (20%)	FY 2022	*	*		86.7%
Corporate Level Earned Award:					103.7%

2023 Annual General Meeting Proxy Statement	59

Communications Solutions Segment

(Mr. Stucki)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2022	$3.25–$3.50	$3.57	109.8%	127.8%
	2H-FY 2022	$3.70–$3.95	$3.79	102.4%	100.0%
	FY 2022				113.9%
Business Unit Revenue (30%)	1H-FY 2022	$1,123–$1,157	$1,217	108.4%	204.9%
	2H-FY 2022	$1,273–$1,300	$1,374	107.9%	261.1%
	FY 2022				233.0%
Business Unit Operating Income (30%)	1H-FY 2022	$271–$286	$340	125.4%	264.5%
	2H-FY 2022	$300–$312	$352	117.3%	223.0%
	FY 2022				243.8%
Key Performance Indicators (20%)	FY 2022	*	*		147.6%
Communications Solutions Segment Earned Award:					195.3%

Industrial Solutions Segment

(Mr. Kroeger)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2022	$3.25–$3.50	$3.57	109.8%	127.8%
	2H-FY 2022	$3.70–$3.95	$3.79	102.4%	100.0%
	FY 2022				113.9%
Business Unit Revenue (30%)	1H-FY 2022	$2,153–$2,219	$2,193	101.9%	100.0%
	2H-FY 2022	$2,428–$2,480	$2,559	105.4%	157.2%
	FY 2022				128.6%
Business Unit Operating Income (30%)	1H-FY 2022	$347–$373	$373.7	107.6%	102.2%
	2H-FY 2022	$424–$448	$456.8	107.7%	114.1%
	FY 2022				108.2%
Key Performance Indicators (20%)	FY 2022	*	*		43.3%
Industrial Solutions Segment Earned Award:					102.5%

Transportation Solutions Segment

(Mr. Merkt)

	Performance			Performance	Bonus
Performance Measure (% weighting)	Period	Target	Results	% to Target	Score**
EPS (20%)	1H-FY 2022	$3.25–$3.50	$3.57	109.8%	127.8%
	2H-FY 2022	$3.70–$3.95	$3.79	102.4%	100.0%
	FY 2022				113.9%
Business Unit Revenue (20%)	1H-FY 2022	$4,459–$4,596	$4,621	103.6%	115.6%
	2H-FY 2022	$5,077–$5,271	$5,193	102.3%	100.0%
	FY 2022				107.8%
Business Unit Operating Income (40%)	1H-FY 2022	20.8%–21.2%	20.9%	100.5%	100.0%
	2H-FY 2022	21.8%–22.7%	19.0%	87.2%	0.0%
	FY 2022				50.0%
Key Performance Indicators (20%)	FY 2022	*	*		91.7%
Transportation Solutions Segment Earned Award:					82.7%

*    The Company’s business segments, including Communications Solutions, Industrial Solutions, Transportation Solutions and the Corporate level, were not assigned specific key performance indicator metrics for fiscal year 2022. The Communications Solutions, Industrial Solutions and Transportation Solutions key performance indicator bonus score is the revenue weighted average of each of their respective business units’ key performance indicator metric scores. In setting the key performance indicator metrics for each business unit, the Company established targets that represented improvement over performance levels attained in fiscal year 2021 and that were deemed to be difficult to attain assuring strong performance and anticipated economic conditions. The Corporate Level bonus score for the key performance indicator metric is the revenue weighted average of the key performance indicator metric scores for the business segments. The Company has determined that disclosure of the target performance levels and performance results for the key performance indicator metrics for Communications Solutions, Industrial Solutions, Transportation Solutions and Corporate Level would result in competitive harm.

** The bonus score is calculated based on the level of performance attained relative to the threshold, target and maximum described above for each performance measure.

60	2023 Annual General Meeting Proxy Statement

Messrs. Curtin and Mitts received fiscal year 2022 annual incentive payouts based entirely on the corporate bonus score of 103.7%. Mr. Merkt’s fiscal year 2022 annual incentive payout was based entirely on the Transportation Solutions bonus score of 82.7%. Mr. Kroeger’s fiscal year 2022 annual incentive payout was based entirely on the Industrial Solutions bonus score of 102.5%. Mr. Stucki's fiscal year 2022 annual incentive payout was based on the Communications Solutions bonus score of 195.3% and an upward adjustment of 2.4% awarded by the MDCC to provide a 200% AIP payout in recognition of Mr. Stucki's significant impact and contribution. Mr. Stucki delivered strong execution and market gains in the Data & Devices and Appliances businesses in fiscal year 2022, completed the next step of the new Industrial Internet of Things (IIOT) vector, and continued to drive engagement and further strengthen the talent of the segment and its businesses.

TE will maintain the current AIP structure in fiscal 2023, with two performance intervals for financial metrics and a single payout at the end of the fiscal year. Given the ongoing challenges in our global markets, such as supply chain issues, rising energy costs, and a slowing economy, we believe the two-period model provides a better line of sight and allows us to motivate and reward performance more effectively.

Long-Term Incentive Awards

The Company uses equity-based long-term incentive awards in the form of performance stock units (“PSUs”) and stock options to focus leaders on long-term priorities, support stock ownership, and deliver competitive, performance-based compensation that varies with company financial and share price performance. Consistent with our compensation philosophy, the MDCC sets the fair value of these annual equity-based long-term incentive awards to be competitive with our peer groups and designs the plans to deliver compensation at the high end of the market if our stock performs particularly well and at the low end of the market if our stock performance is weak. For purposes of the PSU program, EPS is calculated in the same manner as is used in the annual incentive program, as described in further detail on page 58.

The following table describes the general terms and conditions of the fiscal 2022 grants:

Description	Performance Stock Units (PSU)	Stock Options (SO)
Definition	Promise to deliver a share of TE stock at a specified point in the future as long as certain performance metrics are achieved	Right to purchase a share of TE common stock at a future date for a predetermined, fixed price
Performance Period	3 Years	4 Years
Performance Measure	Three year average Relative Earnings Per Share (EPS) Growth against S&P500 Non-Financial Index	–
Award Vesting (% of Target)	Threshold (25th) – 50% Target (50th) – 100% Maximum (75th) – 200%	–
Vesting	Cliff Vesting upon the MDCC certification following the third anniversary of the grant date	25% Ratable beginning on the first anniversary of the grant date
Expiration	–	10 years
Dividends	Dividend Equivalent Units (DEU) vesting on the third anniversary proportional to the PSUs earned	Not applicable

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Grant of Fiscal 2022 Long-Term Incentive Awards

The MDCC granted long-term equity incentive awards for fiscal year 2022 in November 2021. Fiscal year 2022 equity awards for named executive officers were made in the form of stock options (50%) and PSUs (50%).

The Committee reviewed multiple factors including the Company’s peer group, succession planning, current role within the organization, experience and performance. For fiscal 2022 the MDCC approved (and in the case of Mr. Curtin, the independent members of the Board of Directors ratified) the following equity award values for the named executive officers. The awards reflect meaningful year-over-year increases in value in order to keep pace and ensure alignment with the market and to reflect strong individual performance and contributions during a difficult year.

Mr. Curtin	$11,000,000
Mr. Mitts	$3,350,000
Mr. Merkt	$2,750,000
Mr. Stucki	$1,500,000
Mr. Kroeger	$1,800,000

Payout for Fiscal 2020 PSU Grant

Fiscal year 2022 was the third year of our fiscal year 2020 PSU grant and recipients earned shares for the period calculated at 116.4% of target which reflected the Company’s performance relative to the index over the three-year period.

The table below shows the shares earned and vested under the fiscal 2020 PSU grant for each of our named executive officers.

	Fiscal 2020	Total Fiscal 2020
	Target PSUs	Vested Shares
Mr. Curtin	45,140	55,551
Mr. Mitts	13,160	16,194
Mr. Merkt	12,090	14,877
Mr. Stucki	2,690	3,308
Mr. Kroeger	7,520	9,252

62	2023 Annual General Meeting Proxy Statement

Other Benefits and Perquisites

Retirement and Deferred Compensation Benefits

–  All U.S. based management and executive level employees are eligible for a nonqualified retirement plan to supplement the defined contribution plan for all eligible US based employees

–  Supplemental plan allows deferrals of up to 50% of base salary and 100% of annual incentive awards

–  Company provides matching contributions in compliance with Internal Revenue Service limits

–  The Company’s U.S. retirement, deferred compensation, and other executive and broad-based plans are intended to comply with Section 409A of the Internal Revenue Code

–  Assists executive officers with retirement income planning

Welfare Benefits

–  Executive officers receive the same welfare benefits as all other employees in the same geographic area.

–  U.S. eligible employees receive medical, dental, life insurance and disability coverage.

–  Outside of the U.S. employees receive welfare benefits based on local country practices

Personal Use of Corporate Aircraft

–  Enhances security and personal safety of the CEO and other corporate and business leaders

–  CEO is permitted to use the corporate aircraft for non-business purposes, whenever practical and subject to annual limitations

–  Limited non-business use of the corporate aircraft by other executive officers also is permitted with the approval of the CEO

Expatriate Assignment Benefits

–  Under the Company’s expatriate assignment policy eligible employees are reimbursed (or provided cash allowances) for items such as rent, goods and services, dependent tuition, home leave costs, language training, housing management fees, tax preparation services and other miscellaneous living expenses

–  Eligible employees are placed in a tax-equalization program that makes them whole (including tax gross-up payments, where necessary) for any additional taxes imposed in excess of the taxes they would have incurred in their home country

POLICIES AND PRACTICES

Executive Stock Ownership Requirements

The Company maintains a Stock Ownership and Retention Requirement Plan applicable to all executive officers, including the named executive officers. The stock ownership requirement varies by position ranging in value from three to six times the executive’s base salary as follows:

Position	Ownership Requirement (Relative to Base Salary)
CEO	6x
CFO and Other Executives	3x

Stock ownership requirements must be met within five years of the officer’s date of employment or promotion into a leadership role subject our Stock Ownership Plan. In the event stock ownership has not been met in the five year timeframe, the employee will be required to hold 100% of the shares of common stock they receive upon lapse of the restrictions on restricted stock/stock units and upon exercise of stock options (net of any shares utilized to pay for the exercise price of the option and tax withholding). The following shares count toward the ownership requirements: wholly owned shares, shares in stock units or deferred compensation plans, employee stock ownership plans, unvested restricted stock, shares deemed earned under the provisions of performance stock unit grants, and shares held by immediate family members that are considered beneficially owned by the executive officer. As of fiscal 2022 year end, all of the named executive officers have met their stock ownership requirements.

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Termination Payments

Under the Swiss Code, members of executive management, including the NEOs, are not eligible for severance benefits or change in control severance. The terms and conditions of employment for NEOs are contained in employment contracts which reflect the requirement of the Swiss Code.

Under the employment contracts, executive officers whose employment is terminated involuntarily for any reason other than cause, permanent disability or death or who voluntarily resign their employment for “good reason” within 12 months of the occurrence of a change in control will have a notice period of up to 12 months. The following table describes treatment during and at the end of the notice period:

Time Period	Treatment during the Time Period
During the 12-month notice period (treated as regular full-time employee)

–   Continue to receive base salary

–   Eligibility for bonus (subject to terms and conditions of the applicable plan)

–   Continued vesting in outstanding equity awards (under terms and conditions of the applicable award agreements); and continued health and welfare benefits.

At the end of the 12-month notice period	– Receives twelve months’ pay as consideration for non-compete and non-solicitation covenants in favor of the Company

In the event of involuntary or “good reason” termination after a change in control under our 2007 TE Stock and Incentive Plan, outstanding equity will be treated as follows:

●	PSUs will vest in full at target performance and stock options and RSUs will become fully vested in the event of a qualifying termination.

Termination treatment as described above and other benefits payable as a result of a qualifying termination after a change in control will be limited to the greater after tax amount resulting from (i) payment of the full benefits, followed by the imposition of all taxes, including any applicable excise taxes under Internal Revenue Code Section 280G, or (ii) payment of the full benefits up to the Section 280G limit with no excise tax imposed. Termination and other benefits payable will not be grossed up to reflect Section 280G or any other taxes.

Swiss Law Requirements—Swiss Ordinance and Swiss Code

In 2013, a set of corporate governance and executive compensation rules were adopted by the Swiss government, specifically the Swiss Ordinance Against Excessive Compensation in Listed Stock Companies (and are referred to in the CD&A as the “Swiss Ordinance”). The rules under the Swiss Ordinance became effective on January 1, 2014 (subject to various transitional periods), and the Company has taken a number of actions to comply with the rules.

Amendments to our articles of association were approved at our annual general meeting of shareholders on March 3, 2015. The Company amended its articles of association to describe certain corporate governance matters and executive compensation principles and to comply with the Swiss Ordinance. Among the items covered in the amended articles include:

√ the process under which the Company will seek binding shareholder approval of compensation for the Board of Directors and executive management
√ the Company’s principles applicable to short-term and long-term compensation of the Board of Directors and executive management
√ the permissible terms and conditions that can be included in employment contracts with executive management
√ the amount of compensation that can be paid to members of executive management
√ the number of mandates that are permitted for the members of the Board of Directors and executive management

64	2023 Annual General Meeting Proxy Statement

Insider Trading Policy

Our named executive officers along with all of our employees and members of our board of directors are subject to our insider trading policy to ensure that employees worldwide comply with all applicable laws and regulations concerning securities trading. Among other things, our insider trading policy restricts the times during which executive officers, directors and employees can enter into trading transactions concerning our securities. In addition, our officers, employees and members of our board of directors are prohibited from engaging in any hedging transactions, including but not limited to, prepaid variable forward contracts, equity swaps, collars, exchange funds, puts, calls, options, short sales or similar rights, obligations or transactions that are designed to hedge or offset any decrease in the market value of TE Connectivity securities.

Our insider trading policy also includes a prohibition against pledging. Executive officers and directors are prohibited from holding TE Connectivity securities in a margin account and from maintaining or entering into any arrangement that, directly or indirectly, involves the pledge of TE Connectivity securities or other use of TE Connectivity securities as collateral for a loan.

2023 Annual General Meeting Proxy Statement	65

Roles and Responsibilities

The Company believes that a collaborative process best ensures that compensation decisions reflect the principles of our executive compensation program. Set forth below is a summary of the roles and responsibilities of the key participants that were involved in making decisions relating to the compensation that our Named Executive Officers earned in 2022.

Responsible Party	Roles and Responsibilities Relating to Compensation Decisions
Management, Development and Compensation Committee (MDCC) (composed solely of independent, non- employee directors and reports to the Board)

–   Establishes our executive compensation programs and philosophies and oversees their development and implementation;

–   Conducts an annual evaluation of our Chief Executive Officer’s performance and reviews such evaluation with the independent members of the Board of Directors;

–   Approves the compensation of our Chief Executive Officer, subject to approval and ratification by the independent members of the Board of Directors, and other executive officers;

–   Approves the performance metrics and goals for performance-based long-term and short-term incentive compensation plans;

–   Approves all changes to the composition of the executive peer group

Independent Nonemployee Members of the Board of Directors

–   Considers the MDCC’s annual evaluation of our Chief Executive Officer’s performance; and

–   Considers the MDCC’s actions regarding the compensation of our Chief Executive Officer and, if deemed appropriate, ratifies such actions.

Independent Consultant to the Compensation Committee (Pay Governance)

–   Supports the Committee’s oversight and management of the executive compensation programs;

–   Reviews and provides an assessment of the material economic and reputational risks associated with the Company’s incentive compensation programs;

–   Reviews and provides an independent assessment of materials provided to the Committee by management of the Company;

–   Provides advice and recommendations to the Committee regarding the composition of the peer group;

–   Provides expert knowledge of best-in-class governance practices, market trends, and best practices relating to executive compensation and competitive pay levels;

–   Coordinate and support the annual performance appraisal for the Chief Executive Officer;

–   Makes recommendations regarding the compensation of the Named Executive Officers (including Chief Executive Officer);

–   Provides advice to the MDCC and the Nominating, Governance and Compliance Committee on director compensation levels and trends

–   Provides advice on the implications of the Swiss Code on the Company’s pay programs;

–   Regularly attends and actively participates in meetings of the Committee, including executive sessions.

Chief Executive Officer (Assisted by the CHRO, and other Company employees)

–   Approves annual performance goals and objectives for other Named Executive Officers;

–   Reviews and evaluates his direct reports, which includes each of the other Named Executive Officers;

–   Makes recommendations to the MDCC with respect to annual compensation and awards for all executive officers (other than himself) based on the final assessment of their performance.

66	2023 Annual General Meeting Proxy Statement

Tax Deductibility of Executive Compensation

Prior to the enactment of the Tax Cuts and Jobs Act of 2017, Section 162(m) of the Internal Revenue Code limited the tax deduction available to a public company for annual compensation paid to certain executive officers in excess of $1 million, unless the compensation qualified as performance-based compensation or was otherwise exempt from Section 162(m). For our tax years starting on or after September 29, 2018, the exemption for performance-based compensation under Section 162(m) was repealed by the Tax Cuts and Jobs Act of 2017, meaning that all compensation paid to certain executive officers in excess of $1 million will not be deductible unless the compensation qualifies for transition relief available to arrangements in place on November 2, 2017 and not modified thereafter. Annual incentive bonuses, stock options and other performance-based awards made to named executive officers and that qualify for transition relief are intended to qualify as performance-based compensation for these purposes. Our annual incentive bonus plan requires that a threshold operating income metric be met in order to satisfy the performance-based requirements of Section 162(m).

In evaluating compensation programs covering our NEOs, the MDCC has considered the potential impact on the Company of Section 162(m) and intends, where appropriate, to maximize the deductibility of compensation under the exemptions currently available under Section 162(m). Regardless of the tax deductibility of compensation paid to the NEOs, the MDCC reserves the discretion to approve nondeductible compensation where necessary to achieve our overall compensation objectives and to ensure the Company makes appropriate payments to executive officers.

Risk Profile of Compensation Programs

Our executive compensation programs are structured to provide the appropriate level of incentives without encouraging executive officers to take excessive risks in managing their businesses. We performed a two part risk assessment of the Company’s compensation programs and practices in fiscal year 2022 as follows:

1.	Conducted an inventory of our executive and non-executive incentive compensation programs globally, including all significant sales incentive programs.
2.	Each program was evaluated to determine whether its primary components properly balanced compensation opportunities and risk. The compensation consultant facilitated this evaluation by preparing a compensation risk analysis checklist. Each program was evaluated against the checklist, the results were recorded, and risk levels were identified.

After considering the assessment results and the preliminary conclusions, the MDCC agreed that none of the Company’s compensation programs and practices in fiscal year 2022 were reasonably likely to have a material adverse effect on the Company.

2023 Annual General Meeting Proxy Statement	67

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee has reviewed the Compensation Discussion and Analysis and has discussed the analysis with management. Based on its review and discussions with management, the Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and in the Company’s proxy statement for the 2023 Annual General Meeting of Shareholders. This report is provided by the following independent directors, who comprise the Committee:

The Management Development and Compensation Committee:

Abhijit Y. Talwalkar, Chair

Mark C. Trudeau

Dawn C. Willoughby

December 8, 2022

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Management Development and Compensation Committee. In addition, none of our executive officers serve as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors.

68	2023 Annual General Meeting Proxy Statement

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table summarizes the compensation of the named executive officers for the fiscal years ended September 30, 2022 (“fiscal year 2022), September 24, 2021 and September 25, 2020. The named executive officers are the Company’s Chief Executive Officer, Chief Financial Officer, three other most highly compensated executives serving as executive officers as of September 30, 2022.

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred
				Stock	Option	Plan	Compensation	All Other
		Salary(1)	Bonus	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total
Name and	Year	($)	($)	($)	($)	($)	($)	($)	($)
Principal Position	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Terrence R. Curtin	2022	$1,262,532	—	$5,872,860	$6,085,856	$2,074,067	—	$632,551	$15,927,866
Chief Executive	2021	$1,200,000	—	$5,006,119	$5,208,994	$2,903,400	—	$397,343	$14,715,856
Officer (PEO)	2020	$1,200,000	—	$4,226,458	$4,378,192	$343,800	—	$420,775	$10,569,225
Heath A. Mitts	2022	$746,557	—	$1,788,560	$1,852,872	$971,987	—	$199,225	$5,559,201
EVP & Chief Financial	2021	$673,111	—	$1,545,556	$1,608,190	$1,357,159	—	$133,795	$5,317,811
Officer (PFO)	2020	$673,111	—	$1,232,171	$1,277,296	$109,280	—	$167,608	$3,459,466
Steven T. Merkt	2022	$692,503	—	$1,467,820	$1,521,464	$568,019	—	$101,412	$4,351,218
President,	2021	$654,136	—	$1,353,949	$1,408,819	$1,021,760	—	$104,587	$4,543,251
Transportation Solutions	2020	$628,977	—	$1,131,987	$1,172,536	$96,747	$28,717	$104,713	$3,163,677
Aaron K. Stucki	2022	$555,794	—	$801,060	$830,403	$937,125	—	$1,127,408	$4,251,790
President,
Communications Solutions
Shadrak W. Kroeger	2022	$608,726	—	$960,640	$996,107	$587,902	—	$144,501	$3,297,876
President,	2021	$573,250	—	$842,646	$876,794	$548,981	—	$140,472	$2,982,143
Industrial Solutions	2020	$540,000	—	$704,098	$729,440	$557,685	$6,588	$91,500	$2,629,311

(1)	Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of salary into the SSRP.
(2)	This amount represents the grant date fair value of restricted stock units (RSUs) and performance stock units (PSUs) calculated using the provisions of Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation. The value of PSUs included in the table assumes target performance. The following table reflects the grant date fair value of the PSUs at target, as well as the maximum grant date fair value if the highest level of performance is achieved:

Grant Date Fair Value of PSUs
	Target	Maximum
	Value	Value
Name	($)	($)
Mr. Curtin	$5,872,860	$11,745,720
Mr. Mitts	$1,788,560	$3,577,120
Mr. Merkt	$1,467,820	$2,935,640
Mr. Stucki	$801,060	$1,602,120
Mr. Kroeger	$960,640	$1,921,280

(3)	This amount represents the grant date fair value of stock options calculated using the provisions of ASC 718. See Note 19 (Share Plans) to the .consolidated financial statements (“Note 19”) set forth in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (the “10-K”) for the assumptions made in determining ASC 718 grant date fair values.
(4)	Represents amounts earned under the fiscal year 2022 annual incentive program. Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of awards into the SSRP.
(5)	Represents the aggregate change in actuarial present value of the accumulated benefits for Messrs. Merkt and Kroeger under the frozen pension plan as described in “CD&A—Retirement and Deferred Compensation Benefits.” For fiscal 2022, the change in pension value is a decrease from fiscal 2021. Rather than report a negative value, a change of zero is reported. Messrs. Curtin, Mitts and Stucki do not participate in a pension plan. There are no

2023 Annual General Meeting Proxy Statement	69

nonqualified deferred compensation earnings because the SSRP does not provide for “above-market” or preferential earnings as defined in applicable SEC rules.
(6)	See the All Other Compensation table below for a breakdown of amounts shown in column (i) which include perquisites, the Company contribution portion of 401(k) plan and nonqualified defined contribution plan, dividend equivalent units and other amounts. We also provide group life, health, hospitalization and medical reimbursement plans which do not discriminate in scope, terms or operation in favor of officers and are available to all full-time employees; the values of the benefits are not shown in the table.
(7)	For Mr. Stucki, compensation amounts are reported only for fiscal 2022 as this is his first year serving as a named executive officer of the Company.

All Other Compensation

			Dollar Value of
			Dividends not		Company
			factored into	ESPP	Contributions	Total
			Grant Date	Company	to DC	All Other
		Perquisites(a)	Fair Value(b)	Match(c)	Plans(d)	Compensation
Name	Year	($)	($)	($)	($)	($)
Terrence R. Curtin	2022	33,455	$305,933	—	$293,163	$632,551
Heath A. Mitts	2022	—	$93,466	—	$105,759	$199,225
Steven T. Merkt	2022	—	$81,837	$2,025	$17,550	$101,412
Aaron K. Stucki	2022	997,631	$39,266	$3,038	$87,473	$1,127,408
Shadrak W. Kroeger	2022	—	$51,044	—	$93,457	$144,501

(a)	Amounts greater than $25,000 for Mr. Curtin totaling $33,455 include the incremental cost to us of Mr. Curtin’s non-business use of our aircraft. As described in page 58, Mr. Curtin is permitted to use the aircraft for business and non-business purposes.

The amount for Mr. Stucki includes expenses pertaining to an expatriate assignment in Switzerland during fiscal 2022. Amounts less than $25,000 for Mr. Stucki totaling $63,420 are comprised of automobile expenses, relocation management fees, visa/immigration fees, tax preparation services, and various miscellaneous fees and expenses.

Amounts greater than $25,000 are comprised of housing expenses totaling $209,593, dependent education totaling $133,145, hardship allowance totaling $41,972 and home leave totaling $53,400. Tax allowances are provided to individuals on expatriate assignments to make their assignments effectively tax and cost neutral to them. Under these arrangements, the company paid on behalf of Mr. Stucki foreign taxes in the amount of $352,732 (net of amounts withheld from his base pay under the tax equalization program) and related U.S. federal and state taxes in the amount of $143,369 for services performed in Switzerland in fiscal 2022. The company also provided Mr. Stucki with tax gross-up payments of $27,467. Due to the timing of payments in fiscal 2022 the following range of exchange rates, primarily determined by TE Connectivity finance, were used to convert amounts reported or paid in Swiss francs to U.S. dollars: $0.9953-1.0987 CHF:1.

(b)	Represents the value of dividend equivalent units credited in the fiscal year to each individual’s unvested RSUs and PSUs using the closing price on the date of the crediting. The dividend equivalent unit value associated with the PSUs reflects target performance and will be adjusted based on certified performance results following the close of the three-year performance period.
(c)	Represents the Company matching contribution made under the TE Connectivity employee stock purchase plan.
(d)	Reflects contributions made on behalf of the named executive officers under TE Connectivity’s qualified defined contribution plan and accruals on behalf of the named executive officers under the SSRP (a nonqualified defined contribution excess plan), as follows:

		Company Matching	Company
		Contribution	Contribution
Name	Year	(Qualified Plan)	(Non-Qualified Plan)
Mr. Curtin	2022	$21,350	$271,813
Mr. Mitts	2022	$15,250	$90,509
Mr. Merkt	2022	$17,550	$—
Mr. Stucki	2022	$7,800	$79,673
Mr. Kroeger	2022	$15,600	$77,857

70	2023 Annual General Meeting Proxy Statement

Grants of Plan-Based Awards in Fiscal 2022

The following table discloses the potential payouts for fiscal 2022 under the Company’s annual incentive program and actual numbers of stock option and performance stock unit awards granted during fiscal year 2022 and the grant date fair value of these awards.

								All
								Other	All Other
								Stock	Option		Grant Date
								Awards:	Awards:	Exercise	Fair
								Number	Number of	or Base	Value of
		Estimated Possible Payouts			Estimated Possible Payouts			of Shares	Securities	Price of	Stock and
	Grant	Under Non-Equity Incentive			Under Equity Incentive			of Stock	Underlying	Option	Option
	Date	Plan Awards(1)			Plan Awards(2)			or Units(3)	Options(4)	Awards	Awards(5)
		Threshold	Target	Maximum	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
Name (a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Terrence R. Curtin
Annual Incentive Plan		$1,000,000	$2,000,000	$4,000,000
Stock Option	11/8/21								161,600	$158.00	$6,085,856
PSU	11/8/21				18,585	37,170	74,340				$5,872,860
Heath A. Mitts
Annual Incentive Plan		$468,750	$937,500	$1,875,000
Stock Option	11/8/21								49,200	$158.00	$1,852,872
PSU	11/8/21				5,660	11,320	22,640				$1,788,560
Steven T. Merkt
Annual Incentive Plan		$343,500	$687,000	$1,374,000
Stock Option	11/8/21								40,400	$158.00	$1,521,464
PSU	11/8/21				4,645	9,290	18,580				$1,467,820
Aaron K. Stucki
Annual Incentive Plan		$234,175	$468,350	$936,700
Stock Option	11/8/21								22,050	$158.00	$830,403
PSU	11/8/21				2,535	5,070	10,140				$801,060
Shadrak W. Kroeger
Annual Incentive Plan		$286,900	$573,800	$1,147,600
Stock Option	11/8/21								26,450	$158.00	$996,107
PSU	11/8/21				3,040	6,080	12,160				$960,640

(1)	The “Threshold” column represents the minimum amount payable (50% of target payout) when threshold performance is met. The “Target” column represents the amount payable (100% of target payout) if the specified performance targets are reached. The “Maximum” column represents the maximum amount payable (200% of target payout). See “CD&A—Compensation Elements and Pay Determination—Annual Cash Incentive Awards.”
(2)	Amounts in columns (f) through (h) represent potential share payouts with respect to PSUs assuming threshold, target and maximum performance conditions are achieved. The “Threshold” column represents the minimum amount payable (50% of target payout) when threshold performance is met. The “Target” column represents the amount payable (100% of target payout) if the specified performance targets are reached. The “Maximum” column represents the maximum amount payable (200% of target payout). Awards vest following the conclusion of the three-year performance period which ends with the close of fiscal year 2022. See “CD&A—Compensation Elements and Pay Determination—Long-Term Incentive Awards—for additional information about these awards, including performance criteria.
(3)	This column shows the number of RSUs granted in fiscal year 2022 to the named executive officers. There were no RSUs granted in fiscal year 2022 to the named executive officers.
(4)	This column shows the number of stock options granted in fiscal year 2022 to the named executive officers. Stock options issued have a ten-year term and vest ratably over a four-year period, with 25% becoming vested and exercisable on the November 15 that is at least 12 months from the grant date, and the subsequent 3-year anniversaries of the first vest date.
(5)	This column shows the full grant date fair value of PSUs and stock options under ASC 718 granted to the named executive officers in fiscal year 2022. For PSUs, the grant date fair value has been determined based on target performance being achieved. For additional information on the valuation assumptions, see Note 19 in the 10-K. In determining the number of PSUs and stock options that are awarded to eligible equity award participants, including each named executive officer, the Company follows an established policy under which it uses the average daily closing price of the 20 business days preceding the grant date as the applicable value. For purposes of the fiscal year 2022 equity awards reflected in the table above, the applicable stock value used to determine the number of PSU and stock option shares awarded to each named executive officer was $147.97 per share for the November grant. The value of the award shown in this column, however, is based on the grant date closing price, $158.00 per share for the November grant.

2023 Annual General Meeting Proxy Statement	71

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table shows the number of TE Connectivity shares covered by exercisable and unexercisable options, unvested RSUs and unvested PSUs held by the Company’s named executive officers on September 30, 2022. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following the table, based on the option, RSU or PSU award grant date.

		Option Awards				Stock Awards
								Equity	Equity
								Incentive	Incentive
								Plan Awards:	Plan Awards:
							Market	Number of	Market or
						Number of	Value of	Unearned	Payout Value
						Shares	Shares or	Shares,	of Unearned
						or Units	Units of	Units	Shares, Units
		Number of Securities				of Stock	Stock	or Other	or Other
		Underlying		Option		That Have	That	Rights That	Rights That
		Unexercised Options		Exercise	Option	Not	Have Not	Have Not	Have Not
		Exercisable	Unexercisable(1)	Price	Expiration	Vested(1)(2)	Vested(3)	Vested(1)(2)(4)	Vested(3)
	Grant	(#)	(#)	($)	Date	(#)	($)	(#)	($)
Name (a)	Date	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Terrence R. Curtin	11/14/16	70,721	—	$66.74	11/14/26
	11/13/17	189,350	—	$93.36	11/13/27
	11/12/18	194,362	64,788	$76.66	11/12/28
	11/11/19	141,050	141,050	$93.63	11/11/29			47,514	$5,243,655
	11/09/20	59,112	177,338	$105.86	11/09/30			48,746	$5,379,651
	11/08/21	—	161,600	$158.00	11/08/31			37,760	$4,167,190
Heath A. Mitts	11/13/17	59,700	—	$93.36	11/13/27
	11/12/18	68,362	22,788	$76.66	11/12/28
	11/11/19	41,150	41,150	$93.63	11/11/29			13,852	$1,528,687
	11/09/20	18,250	54,750	$105.86	11/09/30			15,049	$1,660,858
	11/08/21	—	49,200	$158.00	11/08/31			11,500	$1,269,104
Steven T. Merkt	11/13/17	65,550	—	$93.36	11/13/27
	11/12/18	20,112	20,113	$76.66	11/12/28
	11/11/19	37,775	37,775	$93.63	11/11/29			12,726	$1,404,390
	11/09/20	15,987	47,963	$105.86	11/09/30			13,183	$1,454,896
	11/08/21	—	40,400	$158.00	11/08/31			9,437	$1,041,517
Aaron K. Stucki	11/14/16	18,750	—	$66.74	11/14/26
	11/13/17	13,100	—	$93.36	11/13/27
	11/12/18	12,075	4,025	$76.66	11/12/28
	11/11/19	8,400	8,400	$93.63	11/11/29	4,526	$499,439	2,831	$312,374
	11/9/20	6,637	19,913	$105.86	11/09/30			5,473	$604,051
	11/08/21	—	22,050	$158.00	11/08/31			5,150	$568,406
Shadrak W. Kroeger	11/14/13	12,200	—	$51.61	11/14/23
	11/10/14	13,150	—	$61.50	11/10/24
	11/09/15	16,800	—	$65.95	11/09/25
	11/14/16	18,750	—	$66.74	11/14/26
	11/13/17	29,150	—	$93.36	11/13/27
	11/12/18	33,525	11,175	$76.66	11/12/28
	11/11/19	23,500	23,500	$93.63	11/11/29			7,915	$873,455
	11/09/20	9,950	29,850	$105.86	11/09/30			8,205	$905,514
	11/08/21	—	26,450	$158.00	11/08/31			6,177	$681,639

(1)	All outstanding options and RSUs vest equally over four years starting on the first anniversary of the grant date. Vesting of the PSUs occurs when the MDCC certifies year 3 results following the close of the three-year performance period.
(2)	Any dividend equivalents issued on RSUs and PSUs, column g and i, respectively, have been included in the number of units reported. Those issued on PSUs reflect target performance and will be adjusted based on certified performance results following the close of the three-year performance period.
(3)	Value represents the market value of TE Connectivity common shares based on the closing price of $110.36 per share on September 30, 2022.
(4)	Represents target shares that have not yet been earned under the PSU program. See “CD&A—Compensation Elements and Pay Determination—Long-Term Incentive Awards—Performance Stock Unit (PSU) Program” for additional information about these awards, including performance criteria. Delivery of vested shares occurs as soon as administratively feasible following the year 3 certification process.

72	2023 Annual General Meeting Proxy Statement

Option Exercises and Stock Vested in Fiscal 2022

The following table sets forth certain information regarding TE Connectivity options and stock awards exercised and vested, respectively, during fiscal year 2022 for the named executive officers.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise(1)	Acquired on Vesting(2)	Vesting(3)
	(#)	($)	(#)	($)
Name	(b)	(c)	(d)	(e)
Terrence R. Curtin	199,929	12,891,092	42,994	$6,790,472
Heath A. Mitts	—	—	15,123	$2,388,527
Steven T. Merkt	—	—	13,344	$2,107,551
Aaron K. Stucki	—	—	7,409	$1,170,177
Shadrak W. Kroeger	—	—	2,670	$421,700

(1)	The value realized on exercise is equal to the difference between the market price of the shares acquired upon exercise and the option exercise price for the acquired shares.
(2)	Represents vesting of RSUs and PSUs. Any dividend equivalents issued on RSUs and PSUs that vested during fiscal year 2022 have been included in the number of units reported.
(3)	The aggregate dollar amount realized upon vesting was computed by multiplying the number of units vested by the market value of the underlying shares on the vesting date.

Pension Benefits for Fiscal 2022

The following table provides details regarding the present value of accumulated benefits under the plans described in “CD&A—Retirement and Deferred Compensation Benefits” for the named executive officers in fiscal year 2022.

		Number of Years	Present Value of
		Credited	Accumulated	Payments During
		Service(2)	Benefit(3)	Last Fiscal Year
	Plan Name	(#)	($)	($)
Name(1)	(b)	(c)	(d)	(e)
Steven T. Merkt	Tyco Electronics Pension Plan—Part II AMP	10.5	$96,750	—
Shadrak W. Kroeger	Tyco Electronics Pension Plan—Part II AMP	4.3	$20,732	—

(1)	Messrs. Curtin, Mitts and Stucki do not participate in any pension plan sponsored by TE Connectivity.
(2)	Years of service is calculated from date of original hire through the end of 1999, when the plan was frozen.
(3)	The present value of accumulated benefit amount has been measured as of September 30, 2022 and is based on a number of assumptions, including:
●	A discount rate of 5.54% was used for the Tyco Electronics Pension Plan—Part II—the rates as of September 30, 2022 in accordance with ASC 715-30, Compensation—Retirement Benefits;
●	Mortality assumption reflects the Pri-2012 mortality tables, projected with generational mortality improvements using improvement scale MP-2020; and
●	No retirements prior to assumed retirement age (earliest unreduced age, as defined by the respective plan documents) or withdrawals for disability or otherwise prior to retirement.

Nonqualified Deferred Compensation for Fiscal 2022

The following table discloses contributions and earnings credited to each of the named executive officers under the SSRP (Supplemental Savings and Retirement Plan) in fiscal year 2022 and balances at fiscal year-end. The SSRP is a nonqualified deferred compensation plan. See “CD&A—Retirement and Deferred Compensation Benefits” for information regarding the plan. Pursuant to the SSRP, executive officers may defer up to 50% of their base salary, up to 100% of their annual bonus and elect to contribute “Spillover” deferrals. Spillover deferrals allow them to continue their pre-tax contributions into the SSRP once they reach the qualified plan annual pre-tax contribution limit under the Company’s qualified 401(k) plan. We provide matching contributions based on the executive’s deferred base salary and bonus, as well as on the eligible wages used to calculate their Spillover deferrals. Matching contributions called “Company Credits” are also provided on any eligible compensation earned in excess of the Internal Revenue Code Section 401(a)(17) limit ($305,000 in 2022). All employees become vested in the matching contributions once they complete

2023 Annual General Meeting Proxy Statement	73

three years of service, and matching contributions are calculated using the same matching percentage the executive officer is eligible to receive in the qualified plan. The Company match structure for the qualified plan is based on years of service as well as the employee’s contributions.

	Executive	Registrant			Aggregate
	Contributions in	Contributions in	Aggregate	Aggregate	Balance at Last
	Last Fiscal	Last Fiscal	Earnings in	Withdrawals/	Fiscal Year
	Year(1)	Year(2)	Last Fiscal Year(3)	Distributions	End
	($)	($)	($)	($)	($)
Name	(b)	(c)	(d)	(e)	(f)
Terrence R. Curtin	$642,362	$271,813	$(3,969,742)	$(184,536)	$11,175,907
Heath A. Mitts	$108,611	$90,509	$(151,967)	$—	$634,292
Steven T. Merkt	$—	$—	$(8,939)	$(140,718)	$7,969
Aaron K. Stucki	$1,175,864	$79,673	$(385,613)	$(610,081)	$1,612,923
Shadrak W. Kroeger	$381,712	$77,857	$(792,650)	$—	$2,680,095

(1)	The amounts shown represent deferrals of cash and bonuses by the named executive officers under the SSRP, the amounts of which are included in the Summary Compensation table in the Salary or Non-Equity Incentive Plan Compensation column, as applicable.
(2)	The amounts shown represent matching contributions by the Company, the amounts of which are included in the Summary Compensation table in the All Other Compensation column.
(3)	No portion of these earnings shown in column (d) were included in the Summary Compensation Table because the SSRP does not provide for “above-market” or preferential earnings as defined in applicable SEC rules.

Termination and Change in Control Payments

The table below outlines the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. Messrs. Curtin, Mitts, Merkt, Stucki and Kroeger are not eligible for severance benefits or change in control severance and instead are subject to the termination terms and conditions outlined in their employment contracts (the “Employment Contracts”). For the purpose of the table, below are definitions generally applicable for the various types of terminations under the Employment Contracts, TE Connectivity Severance Plan for U.S. Executives (referred to in this proxy statement as the “Severance Plan”) and/or the TE Connectivity Change in Control Severance Plan for Certain U.S. Executives (referred to in this proxy statement as the “CIC Plan”). See “CD&A—Termination Payments” for additional information.

●	“Voluntary Resignation” means any retirement or termination of employment that is not initiated by the Company or any subsidiary other than a Good Reason Resignation (defined below).
●	“Good Reason Resignation” means any retirement or termination of employment by a participant that is not initiated by the Company or any subsidiary and that is caused by any one or more of the following events which occurs during the period beginning 60 days prior to the date of a Change in Control (defined below) and ending two years after the date of such Change in Control:
(1)without the participant’s written consent, the Company (a) assigns or causes to be assigned to the participant any duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control, (b) makes or causes to be made any material adverse change in the participant’s position (including titles and reporting relationships and level), authority, duties or responsibilities, or (c) takes or causes to be taken any other action which, in the reasonable judgment of the participant, would cause him or her to violate his or her ethical or professional obligations (after written notice of such judgment has been provided by the participant to the Management Development and Compensation Committee and the Company has been given a 15-day period within which to cure such action), or which results in a significant diminution in such position, authority, duties or responsibilities;
(2)without the participant’s written consent, the participant’s being required to relocate to a principal place of employment more than 60 miles from his or her existing principal place of employment;
(3)without the participant’s written consent, the Company (a) reduces the participant’s base salary or annual bonus, or (b) reduces the participant’s retirement, welfare, stock incentive, perquisite and other benefits, taken as a whole; or
(4)the Company fails to obtain a satisfactory agreement from any successor to assume and agree to perform the Company’s obligations to the participant under the CIC Plan.

74	2023 Annual General Meeting Proxy Statement

●	“Involuntary Termination” means a termination of the participant initiated by the Company or a subsidiary for any reason other than Cause (defined below), Permanent Disability (defined below) or death, subject to the conditions specified in the applicable plan.
●	“Cause” means any misconduct identified as a ground for termination in Company policy or other written policies or procedures, including among other things, misconduct, dishonesty, criminal activity, or egregious conduct that has or could have a serious and detrimental impact on the Company and its employees.
●	“Permanent Disability” means that a participant has a permanent and total incapacity from engaging in any employment for the employer for physical or mental reasons. A “Permanent Disability” will be deemed to exist if the participant meets the requirements for disability benefits under the employer’s long-term disability plan or under the requirements for disability benefits under the U.S. social security laws (or similar laws outside the United States, if the participant is employed in that jurisdiction) then in effect, or if the participant is designated with an inactive employment status at the end of a disability or medical leave.
●	“Change in Control” means any of the following events:
(1)any “person” (as defined in Section 13(d) and 14(d) of the Securities Exchange Act), excluding for this purpose, (i) the Company or any subsidiary company (wherever incorporated) of the Company, or (ii) any employee benefit plan of the Company or any such subsidiary company (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company’s then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company;
(2)persons who, as of July 1, 2007 (the “effective date”), constitute the board (the “Incumbent Directors”) cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a director of the Company subsequent to the effective date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Section 13(d) and 14(d) of the Securities Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director;
(3)consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Company resulting from such Business Combination (including, without limitation, a Company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiary companies (wherever incorporated) of the Company) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

(4)consummation of a complete liquidation or dissolution of the Company.
●“Change in Control Termination” means a participant’s Involuntary Termination or Good Reason Resignation that occurs during the period beginning 60 days prior to the date of a Change in Control and ending two years after the date of such Change in Control.
●No named executive officer is entitled to a payment in connection with an Involuntary Termination for Cause.

2023 Annual General Meeting Proxy Statement	75

		Total	Involuntary	Involuntary
		Permanent	Termination—	Termination—
		Disability	Not for	Change in
Executive Benefits and Payments Upon Termination	Retirement(7)	or Death	Cause	Control(9)
Terrence R. Curtin
Compensation
Consideration for restrictive covenants(8)			$3,250,000	$3,250,000
Short-Term Incentive(1)		$2,074,067
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$5,341,143		$30,829,259
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$14,790,496		$20,762,215
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,211	$13,211
Outplacement(6)			$20,000	$20,000
Heath A. Mitts
Compensation
Consideration for restrictive covenants(8)			$1,687,500	$1,687,500
Short-Term Incentive(1)		$971,987
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$1,702,770		$1,702,770
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$4,458,649		$4,458,649
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,211	$13,211
Outplacement(6)			$20,000	$20,000
Steven T. Merkt
Compensation
Consideration for restrictive covenants(8)			$1,374,000	$1,374,000
Short-Term Incentive(1)	$568,019	$568,019
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)	$1,044,009	$1,525,617		$1,525,617
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)	$3,830,485	$3,900,803		$3,900,803
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,211	$13,211
Outplacement(6)			$20,000	$20,000
Aaron Stucki
Compensation
Consideration for restrictive covenants(8)			$1,019,350	$1,019,350
Short-Term Incentive(1)		$937,125
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$365,783		$365,783
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting)(2)		$499,439		$499,439
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$1,484,831		$1,484,831
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,211	$13,211
Outplacement(6)			$20,000	$20,000
Shadrak W. Kroeger
Compensation
Consideration for restrictive covenants(8)			$1,177,800	$1,177,800
Short-Term Incentive(1)		$587,902
Long-Term Incentives
· Stock Options (Unvested and Accelerated or Continued Vesting)(2)		$904,078		$904,078
· Restricted Stock Units (Unvested and Accelerated or Continued Vesting(2)
· Performance Stock Units (Unvested and Accelerated or Continued Vesting)(3)		$2,460,607		$2,460,607
Benefits and Perquisites(4)
Health and Welfare Benefits Continuation(5)			$13,211	$13,211
Outplacement(6)			$20,000	$20,000

76	2023 Annual General Meeting Proxy Statement

(1)	Assumes the effective date of termination is September 30, 2022 and that the pro rata payment under the annual incentive program is equal to the actual award earned for fiscal year 2022.
(2)	Assumes the effective date of termination is September 30, 2022 and the closing price per TE Connectivity common share on the date of termination equals $110.36 Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding stock options and RSUs become fully vested as of the date of termination, including dividend equivalent units issued on RSUs. Stock options that are vested and exercisable as of the termination date, as well as the options that vest as a result of the acceleration, will be exercisable for the lesser of the period specified in the option agreement or three years from the termination date. In no event, however, will an option be exercisable beyond its original expiration date. Amounts disclosed for stock options only reflect options that are in-the-money as of September 30, 2022.
(3)	Assumes the effective date of termination is September 30, 2022 and the closing price per TE Connectivity common share on the date of termination equals $110.36. Under Total Permanent Disability or Death, and Involuntary Termination—Change in Control, all outstanding PSUs granted during fiscal years 2020, 2021 and 2022, including dividend equivalent units issued on PSUs, vest in full at the target share amounts granted.
(4)	Payments associated with benefits and perquisites are limited to the items listed. No other benefits or perquisite continuation occurs under the termination scenarios listed.
(5)	Health and welfare benefits continuation is 12 months for all named executive officers under Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control. Annual amount is an approximation based on the fiscal year 2022 per capita employee cost. In the event that provision of any of the benefits would adversely affect the tax status of the applicable plan or benefits, the Company, in its sole discretion, may elect to pay to the participant cash in lieu of such coverage in an amount equal to the Company’s premium or average cost of providing such coverage.
(6)	Outplacement is calculated as the cost of services for the participant for a period of 12-month from the participant’s termination date under Involuntary Termination—Change in Control. The Company offers twelve month coverage not to exceed $20,000 for executives under the executive program for outplacement services.
(7)	Messrs. Curtin, Mitts, Stucki and Kroeger are not entitled to receive any pro rata or continued vesting because they have not fulfilled the Retirement eligibility requirements under the terms of our stock award plan.
(8)	For consideration of restrictive covenants, including non-compete for one year and non-solicitation for two years post termination, the executive employment agreements provide for payments equal to one times base pay and one times target bonus.
(9)	Executive employment agreements provide for continued base pay plus actual bonus and continued equity vesting for twelve months post notification for Involuntary Termination—Not for Cause and Involuntary Termination—Change in Control.

CEO Pay Ratio

●	As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are disclosing the ratio of the median employee's annual total compensation to the annual total compensation of our CEO. Neither the Compensation Committee nor management of the Company used the pay ratio in making compensation decisions.
●	For fiscal 2022 we identified a new median employee because the compensation arrangements of the fiscal 2021 median employee significantly changed.
●	The identified median employee's fiscal year 2022 compensation package, using a September 30, 2022 measuring date, was $28,757 which included actual salary, bonus, and perquisites earned. The annual total compensation for our CEO, Mr. Curtin, was $15,927,866, as calculated in accordance with the "Summary Compensation Table" requirements. The median ratio of the annual total compensation of our CEO to the compensation of our median employee was 554:1.

Methodology

●	All TE Connectivity employees worldwide, except for our CEO, were included to identify our median employee. As of July 31, 2022, we estimate that we had approximately 78,553 employees worldwide, which includes 9,687 U.S. employees and 68,866 non-U.S. employees.
●	Using the 5% de minimis exemption we excluded 4.95% of our total employee population. The excluded employees included Morocco (2,751), Slovakia (168), Thailand (963) and Ukraine (7).
●	Our median employee was identified using Total Target Cash Compensation (annual base pay plus target bonus).

2023 Annual General Meeting Proxy Statement	77

●	Once the median employee was identified we collected, from local HR, all compensation elements including base salary, actual annual bonus, all allowances, perquisites and any other local compensation.
●	All compensation components for Non-U.S. employees were converted to USD using fiscal 2022 annually set internal exchange rates.
●	Seasonal, temporary and part-time associates were not annualized. No adjustments were made for global cost of living differences.

Comparing TE Connectivity’s Ratio to Other Companies

This ratio is a reasonable estimate calculated using a methodology consistent with the SEC rules, as described above. Because applicable SEC rules permit various methodologies, assumptions and exclusions, our CEO pay ratio may not be comparable to ratios calculated and disclosed by other companies.

78	2023 Annual General Meeting Proxy Statement

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Compensation paid during fiscal year 2022 to each director who is not our salaried employee or an employee of our subsidiaries was based on the following fee structure:

	Fee Structure Effective
	October 2021(1)
	Cash	Equity
Annual retainer	$100,000	$200,000
Additional annual fees:
Non‑Executive Chairman	$170,000
Lead Independent Director	$40,000
Audit Committee Chair	$25,000
Audit Committee Member	$15,000
Nominating, Governance & Compliance Committee Chair	$15,000
Management, Development & Compensation Committee Chair	$20,000
Science Advisory Board Retainer	$10,000

(1)	The table above reflects full year fee structures that were in effect during fiscal year 2022. The fee structure reflects an increased cash and equity retainer and an increased fee for the audit committee members. Our board members are also reimbursed for expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors. Such expenses include food, lodging and transportation

In addition to the compensation described above, TE Connectivity will also provide Company matching gift contributions on behalf of certain directors under TE Connectivity’s matching gift program up to a maximum of $10,000 per year.

Each non-employee director received the equity component of their compensation in the form of a grant of common shares of TE Connectivity Ltd.

The following table discloses the cash and equity awards paid to each of our non-employee directors during the fiscal year ended September 30, 2022.

	Fees Earned or	Stock	All Other
	Paid in Cash(1)	Awards(2)	Compensation(3)	Total
	($)	($)	($)	($)
Name	(b)	(c)	(g)	(h)
Pierre R. Brondeau(5)	$64,583	$97,898	$—	$162,481
Carol A. (John) Davidson	$148,333	$195,954	$—	$344,287
Lynn A. Dugle	$115,000	$195,954	$10,000	$320,954
William A. Jeffrey	$118,750	$195,954	$9,960	$324,664
Syaru Shirley Lin(4)	$58,333	$116,667	$—	$175,000
Thomas J. Lynch	$270,000	$195,954	$—	$465,954
Yong Nam	$100,000	$195,954	$—	$295,954
Daniel J. Phelan(5)	$41,667	$97,898	$10,000	$149,565
Abhijit Y. Talwalkar	$120,000	$195,954	$10,000	$325,954
Mark C. Trudeau	$100,000	$195,954	$—	$295,954
Dawn C. Willoughby	$100,000	$195,954	$10,000	$305,954
Laura H. Wright	$115,000	$195,954	$10,000	$320,954

(1)	The amounts shown represent the amount of cash compensation earned in fiscal year 2022 for Board and committee services. We pay additional annual cash retainers to our Non-Executive Chairman, Lead Independent Director, Chairperson of each of our committees of the Board, members of the audit committee and our science advisory board member.
(2)	The amounts shown represent the amount of equity compensation granted in fiscal 2022 for Board services. On December 9, 2021, each non-employee director excluding Dr. Brondeau and Mr. Phelan received a grant of 1,247 common shares; Dr. Brondeau and Mr. Phelan each received a grant of 623 common shares. In determining the number of common shares to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($160.38 per share), the same methodology used to determine employee equity awards. The grant date fair value of these awards, as shown above for fiscal year 2022, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($157.14 per share). On March 10, 2022, Ms. Lin received a grant of 830 common shares. In determining the number of common shares to be issued, we used the average daily closing price for the 20-day period prior to the grant date ($140.41 per share), the same methodology used to determine employee equity awards. The grant date fair value of this award as shown above for fiscal 2022, was calculated by using the closing price of TE Connectivity Ltd. common shares on the date of grant ($130.29 per share).
(3)	The amounts shown represent the value of Company matching gift contributions made on behalf of Messrs. Jeffrey, Phelan, Talwalkar and Trudeau, and Mses. Dugle, Willoughby and Wright under TE Connectivity’s matching gift program.

2023 Annual General Meeting Proxy Statement	79

(4)	On March 9, 2022 Ms. Lin was elected to our Board of Directors. Cash and equity compensation for Ms. Lin was pro-rated for her service during fiscal 2022.
(5)	Dr. Brondeau and Mr. Phelan left the board effective March 9, 2022. Cash and equity compensation was pro-rated for their service during fiscal 2022.

Charitable Contributions

Our Board Governance Principles require that the Nominating, Governance and Compliance Committee approve all charitable donations by TE Connectivity to organizations associated with a director. The amount of any such donation is limited to an amount annually that is less than the greater of $1 million or 2% of such tax exempt organization’s consolidated gross revenues. Furthermore, charitable director matching gift donations by TE Connectivity are limited to matching donations in an amount no greater than the amount contributed by the Director, and consistent with TE Connectivity’s employee matching gift program.

TE Connectivity’s Political Action Committee Charitable Match Program

TE Connectivity matches fifty cents for each dollar contributed by eligible TE Connectivity employees to the TE Connectivity Corporation Political Action Committee (TEPAC). This match may be designated by the TEPAC “member” to an eligible public charity of their choice. Eligible organizations include, but are not limited to colleges, private universities, private and public elementary and secondary schools, civic, arts and culture, health and human service agencies, and environmental organizations.

80	2023 Annual General Meeting Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

All relationships and transactions in which the Company and our directors and executive officers or their immediate family members are participants were reviewed to determine whether such persons have a direct or indirect material interest. As required under SEC rules, transactions over $120,000 that are determined to be directly or indirectly material to a related person are disclosed in the Company’s proxy statement. In addition, we have adopted a written policy with respect to related person transactions pursuant to which the Nominating, Governance and Compliance Committee reviews and approves or ratifies any related person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the committee considers whether the transaction is fair and reasonable to the Company and will take into account, among other factors it deems appropriate:

●	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances;
●	the extent of the related person’s interest in the transaction and the materiality of the transaction to the Company;
●	the related person’s relationship to the Company;
●	the material facts of the transaction, including the proposed aggregate value of the transaction;
●	the business purpose for and reasonableness of the transaction, taken in the context of the alternatives available to the Company for attaining the purposes of the transaction;
●	whether the transaction is in the ordinary course of the Company’s business and was proposed and considered in the ordinary course of business; and
●	the effect of the transaction on the Company’s business and operations, including on the Company’s internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

There were no related person transactions in fiscal 2022 that require disclosure.

2023 Annual General Meeting Proxy Statement	81

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires TE Connectivity’s executive officers and directors and persons who beneficially own more than ten percent of TE Connectivity’s common shares to file electronically reports of ownership and changes in ownership of such common shares with the SEC and NYSE. These persons are required by SEC regulations to furnish TE Connectivity with copies of all Section 16(a) forms they file. As a matter of practice, TE Connectivity’s administrative staff assists TE Connectivity’s executive officers and directors in preparing initial reports of ownership and reports of changes in ownership and files those reports on their behalf. Based on TE Connectivity’s review of such forms, as well as information provided and representations made by the reporting persons, TE Connectivity believes that all of its executive officers, directors and beneficial owners of more than ten percent of its common shares complied with the reporting requirements of Section 16(a) during TE Connectivity’s fiscal year ended September 30, 2022; except one late Form 4 for Dawn C. Willoughby to report one transaction (a grant of shares as part of her director annual compensation).

82	2023 Annual General Meeting Proxy Statement

AUDIT COMMITTEE REPORT

The information contained in the report below shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates it by reference in such filing.

During our fiscal year ended September 30, 2022, the Audit Committee of the Board was comprised of three directors. Laura H. Wright, Carol A. Davidson and Lynn Dugle served as members of the committee for the full year. Mr. Davidson served as chair of the Audit Committee for the full year. The Board of Directors determined that each of the members of the Audit Committee met the independence and experience requirements of the NYSE and applicable federal regulations. In addition, Mses. Wright and Dugle and Mr. Davidson were determined by the Board to be audit committee financial experts.

The Audit Committee operates under a charter approved by the Board of Directors. A summary description of the duties and powers of the Audit Committee can be found in “The Board of Directors and Board Committees” section of this proxy statement. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, assures that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes. Deloitte & Touche LLP (the “independent auditor”) is responsible for performing an audit of the consolidated year-end financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) (United States) to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States. The Company’s Swiss registered auditor is responsible for performing an audit of the statutory financial statements of TE Connectivity Ltd. prepared in accordance with Swiss law and the Company’s articles of association. The internal auditors are responsible to the Audit Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit Committee and Board determine. The Company’s special auditor is responsible for delivering reports in accordance with Swiss law confirming that the receivables of the creditors of the Company will be fully covered by assets after giving effect to any reductions of capital in connection with shareholders’ approvals of distributions to shareholders in the form of capital reductions or under other circumstances.

The Audit Committee periodically reviews and evaluates the performance of Deloitte & Touche LLP’s lead audit partner, oversees the required rotation of the lead audit partner responsible for our audit, and reviews and considers the selection of the lead audit partner. At this time, the Audit Committee and the Board of Directors believe that the continued retention of Deloitte & Touche LLP to serve as our independent registered public accounting firm is in the best interests of the Company and its stockholders.

In this context, the Audit Committee has reviewed the consolidated financial statements in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022. The Committee held discussions with management, the internal auditors, the independent auditor and the Swiss registered auditor concerning the consolidated financial statements, as well as the independent auditor’s and Swiss registered auditor’s opinions thereon, and the critical audit matters addressed in Deloitte & Touche LLP’s audit report. The Committee also discussed with management, the internal auditors and the independent auditor the report of management and the independent auditor’s opinion regarding the Company’s internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles in the United States. The Audit Committee reviewed and discussed the statutory financial statements of TE Connectivity Ltd. with management, the internal auditors and the Swiss registered auditor, as well as the Swiss registered auditor’s opinion thereon. The Committee routinely reviewed and discussed with management and the Ombudsman any concerns from employees or external constituencies (including investors, suppliers and customers) about the Company’s accounting, internal accounting controls or auditing matters.

The Committee discussed with the independent auditor all matters required to be discussed by the applicable requirements of the PCAOB (United States) and the Commission. In addition, the Committee discussed with the independent auditor the auditor’s independence from TE Connectivity and its

2023 Annual General Meeting Proxy Statement	83

management, including the matters in the letter received from the independent auditor regarding the independent auditor’s communications with the Audit Committee concerning independence.

Based upon the Committee’s review and discussions referred to above, the Committee recommended that the Board include the Company’s audited consolidated financial statements in TE Connectivity’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 filed with the Securities and Exchange Commission. The Committee further recommended that the audited statutory financial statements of TE Connectivity Ltd., together with the Company’s audited consolidated financial statements, be included in the Company’s Annual Report to Shareholders for the fiscal year ended September 30, 2022.

The Audit Committee:

Carol A. Davidson, Chair

Lynn A. Dugle

Laura H. Wright

December 8, 2022

84	2023 Annual General Meeting Proxy Statement

AGENDA ITEM NO. 4—ELECTION OF THE INDEPENDENT PROXY

Motion Proposed by the Board of Directors

Our Board of Directors proposes that Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, be elected to serve as the independent proxy at our 2024 annual general meeting of shareholders and also at any shareholder meeting that may be held prior to the 2024 annual general meeting.

Explanation

Under Swiss law, our shareholders must elect an independent proxy to serve as a voting proxy at our shareholder meetings for shareholders who wish to vote at the meeting by proxy. The main task of the independent proxy is to vote shares held by shareholders of record at the shareholder meeting if instructed to do so by the shareholder. The independent proxy will vote the shares as instructed by the shareholder. If the shareholder authorized the independent proxy to vote the shareholders’ shares without giving instructions, the independent proxy will abstain from voting the shares.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 4.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 4

2023 Annual General Meeting Proxy Statement	85

AGENDA ITEM NO. 5— APPROVAL OF THE ANNUAL REPORT AND

FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2022

Agenda Item No. 5.1—Approval of the 2022 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2022, the consolidated financial statements for the fiscal year ended September 30, 2022 and the Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022)

Motion Proposed by the Board of Directors

Our Board of Directors proposes that the 2022 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2022, the consolidated financial statements for the fiscal year ended September 30, 2022 and the Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022) be approved.

Explanation

Our 2022 Annual Report, which accompanies this proxy statement, includes the statutory financial statements of TE Connectivity Ltd. (which do not consolidate the results of operations for our subsidiaries) for the fiscal year ended September 30, 2022 and the TE Connectivity Ltd. consolidated financial statements for the fiscal year ended September 30, 2022, and contains the reports of our Swiss registered auditor and our independent registered public accounting firm, as well as information on our business and organization. Copies of our 2022 Annual Report and this proxy statement are available on the Internet at http://www.te.com/TEAnnualMeeting.

Under Swiss law, certain portions of our annual report must be submitted to shareholders for approval or disapproval at each Annual General Meeting. This agenda item must be submitted to shareholders for approval or disapproval in addition to the statutory financial statements and the consolidated financial statements, which are presented separately for approval as Agenda Items No. 5.2 and No. 5.3, respectively.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.1.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 5.1

Agenda Item No. 5.2—

Approval of the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022 be approved.

86	2023 Annual General Meeting Proxy Statement

Explanation

TE Connectivity Ltd.’s statutory financial statements for the fiscal year ended September 30, 2022 are contained in our 2022 Annual Report, which accompanies this proxy statement. Our 2022 Annual Report also contains the report of our Swiss registered auditor with respect to the statutory financial statements of TE Connectivity Ltd.

Under Swiss law, our statutory financial statements must be submitted to shareholders for approval or disapproval at each Annual General Meeting.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the statutory financial statements for the fiscal year ended September 30, 2022 comply with Swiss law and our articles of association and has reported on other legal requirements. Representatives of Deloitte AG will be available at the Annual General Meeting and will have an opportunity to make a statement if they wish.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.2.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 5.2

Agenda Item No. 5.3—

Approval of the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022 be approved.

Explanation

Our consolidated financial statements for the fiscal year ended September 30, 2022 are contained in our 2022 Annual Report, which accompanies this proxy statement. Our 2022 Annual Report also contains the report of our Swiss registered auditor with respect to the consolidated financial statements.

Under Swiss law, our consolidated financial statements must be submitted to shareholders for approval or disapproval at each Annual General Meeting.

In the event of a negative vote on this agenda item by shareholders, the Board of Directors will call an extraordinary general meeting of shareholders for re-consideration of this agenda item by shareholders.

Deloitte AG, Zurich, Switzerland, as our Swiss registered auditor, has issued an unqualified recommendation to the Annual General Meeting that the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022 be approved. As our Swiss registered auditor, Deloitte AG has expressed its opinion that the consolidated financial statements present fairly, in all material respects, the financial position, the results of operations and the cash flows of TE Connectivity in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and comply with

2023 Annual General Meeting Proxy Statement	87

Swiss law and has reported on other legal requirements. Representatives of Deloitte AG will attend the Annual General Meeting and will have an opportunity to make a statement if they wish.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 5.3.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 5.3

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AGENDA ITEM NO. 6—RELEASE OF THE MEMBERS OF THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS FOR ACTIVITIES DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2022

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders release the members of the Board of Directors and executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 30, 2022.

Explanation

As is customary for Swiss corporations and in accordance with article 698, subsection 2, item 7 of the Swiss Code, shareholders are requested to release the members of the Board of Directors and the executive officers of TE Connectivity from liability for their activities during the fiscal year ended September 30, 2022. This release from liability claims brought by TE Connectivity or its shareholders against members of the Board of Directors and executive officers of TE Connectivity for activities carried out during the fiscal year ended September 30, 2022 is only effective with respect to facts that have been disclosed to shareholders. This release binds shareholders who either voted in favor of the agenda item or who subsequently acquired shares with knowledge of the resolution. Registered shareholders that do not vote in favor of this agenda item are not bound by the result for a period ending twelve months after the vote.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, not counting the votes of any director or executive officer of TE Connectivity, is required for approval of Agenda Item No. 6.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 6

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AGENDA ITEM NO. 7—ELECTION OF AUDITORS

Agenda Item No. 7.1—

Election of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 29, 2023

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that our shareholders elect Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 29, 2023.

Explanation

The election of our independent registered public accounting firm is recommended by our Audit Committee to the Board of Directors for approval by our shareholders annually. The Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. The Audit Committee has recommended the ratification of the engagement of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 29, 2023.

Representatives of Deloitte & Touche LLP will be available at the Annual General Meeting and will have an opportunity to make a statement if they wish.

Independent Auditor Fee Information

Aggregate fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates as of and for the fiscal years ended September 30, 2022 and September 24, 2021 are set forth below. The aggregate fees included in the audit fees category are fees related to the fiscal years for the services described below, irrespective of when services are rendered. The aggregate fees included in each of the other categories are fees for services rendered in the fiscal years for the services described below.

Fiscal 2022 and 2021 Fees

	Fiscal
	2022	2021

	(in thousands)
Audit Fees(1)	$11,107	$11,258
Audit‑Related Fees(2)	$85	$85
Tax Fees(3)	$-	$205
Other Fees(4)	$91	$115
Total	$11,283	$11,663

(1)

Audit fees for fiscal 2022 and 2021 were for professional services rendered for the annual audits of the consolidated financial statements of the company including the audits of internal control over financial reporting, review of quarterly financial statements included in the company’s quarterly reports on Form 10-Q, consents, registration statements and statutory audits.

(2)	Audit-related fees for fiscal 2022 and 2021 were primarily for examinations of information technology controls related with the audit.
(3)	Tax fees for fiscal 2021 were primarily for tax compliance services.
(4)	Other fees for fiscal 2022 and 2021 were primarily for ESG and other assurance services.

None of the services described above were approved by the Audit Committee under the de minimis exception provided by Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy for the Pre-Approval of Audit and Non-Audit Services

The Audit Committee adopted an Audit and Tax Services Approval policy that provides guidelines for the audit, audit-related, tax and other permissible non-audit services that may be provided by the independent auditor.

The policy identifies the principles that must be considered by the Audit Committee in approving services to ensure that the auditor’s independence is not impaired. The policy provides that the Corporate Controller

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will support the Audit Committee by providing a list of proposed services to the Audit Committee, monitoring the services and fees approved by the Audit Committee including those approved by the Audit Committee Chair, providing periodic reports to the Audit Committee with respect to approved services and ensuring compliance with the policy.

Under the policy, the Audit Committee annually approves the audit fee and terms of the engagement as set forth in the audit engagement letter. All other services must be separately approved by the Audit Committee. The independent auditor may not begin any work without confirmation of Audit Committee approval from the Assistant Corporate Controller or his/her delegate.

In accordance with the policy, when it is not practical for services and fees to be approved by the entire Audit Committee, the Audit Committee Chair may approve on behalf of the Committee. The Chair must report all such pre-approvals to the Audit Committee at a future committee meeting.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.1.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 7.1

Agenda Item No. 7.2—

Election of Deloitte AG, Zurich, Switzerland as our Swiss registered auditor until our next annual general meeting

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that Deloitte AG, Zurich, Switzerland be elected as the Company’s Swiss registered auditor until our next annual general meeting.

Explanation

Under Swiss law, our shareholders must elect an independent Swiss registered public accounting firm. The Swiss registered auditor’s main task is to audit our consolidated financial statements and the statutory financial statements of TE Connectivity. Our Board of Directors has recommended that Deloitte AG, Zurich, Switzerland, be elected as our Swiss registered auditor for our consolidated financial statements and the statutory financial statements of TE Connectivity Ltd.

Representatives of Deloitte AG will be available at the Annual General Meeting and will have an opportunity to make a statement if they wish.

For independent auditor fee information and information on our pre-approval policy of audit and non-audit services, see Agenda Item No. 7.1. See the Audit Committee Report included in this proxy statement for additional information about our Swiss registered auditors.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.2.

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RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 7.2

Agenda Item No. 7.3—

Election of PricewaterhouseCoopers AG, Zurich, Switzerland as special auditing firm until our next annual general meeting

_____________

Motion Proposed by the Board of Directors

Our Board of Directors proposes that PricewaterhouseCoopers AG, Zurich, Switzerland be elected as our special auditing firm until our next annual general meeting.

Explanation

Under Swiss law, special reports by an auditor are required in connection with certain corporate transactions, including certain types of increases and decreases in share capital.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 7.3.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 7.3

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AGENDA ITEM NO. 8—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the compensation of our named executive officers. We explain this compensation pursuant to the compensation disclosure rules of the SEC in the Compensation Discussion and Analysis (“CD&A”), the Fiscal 2022 Summary Compensation table, and related tables and discussions in this proxy statement.

Explanation

This proposal gives shareholders the opportunity to cast a non-binding advisory vote to approve the compensation of our named executive officers. This vote often is referred to as “say-on-pay.”

As described in our CD&A, which begins on page 51, TE Connectivity’s executive compensation philosophy is designed to deliver competitive total compensation that will reward executives for achieving business unit and corporate performance objectives and will attract, motivate and retain leaders who will drive the creation of shareholder value. In order to implement that philosophy, the Management Development and Compensation Committee (the “MDCC”) has established a disciplined process for adopting executive compensation programs and individual executive officer pay packages. Among other things, the MDCC analyzes competitive market data, reviews each executive officer’s role and performance assessment, and consults with an independent compensation consultant.

Our executive compensation program has several features that were designed to ensure that compensation is consistent with TE Connectivity’s executive compensation philosophy. The items highlighted below are described in more detail in the CD&A.

●	For fiscal year 2022, the value of our named executive officer’s annual long-term incentive award is in the form of stock options and performance stock units to drive long-term performance and alignment with shareholder interests.
●	Awards of stock options have a four-year vesting period, and awards of performance stock units have a three-year cliff vesting period, to further emphasize long-term performance and executive officer commitment.
●	Our annual incentive plan incorporates four financial or operational performance metrics in order to properly balance risk with compensation incentives.
●	The annual incentive program incorporates a cap on the maximum payout to further manage risk and reduce the possibility of excessive payments.
●	Through our compensation risk assessment process, we have determined that our incentive compensation programs are not reasonably likely to create a material risk to the Company.
●	Our Share Ownership and Retention Requirement Plan, together with the design of the long-term incentive awards, drives long-term executive stock ownership.

Our executive compensation philosophy emphasizes performance-based pay. The Pay Mix chart in the CD&A demonstrates that in fiscal year 2022, performance-based incentives constituted about 91% of total direct compensation for our CEO and 82% of total direct compensation for our other named executive officers. Similarly, since TE Connectivity became a public company in 2007, pay levels have been relatively low in fiscal years in which the Company has not met its target performance measures and relatively high in years in which Company performance has been strong.

We encourage shareholders to read the CD&A, which discusses in greater detail how our compensation policies and procedures align with our executive compensation philosophy. The MDCC believes that our executive compensation programs and executive officer pay levels are consistent with our executive compensation philosophy, fully support the goals of that philosophy, and provide an appropriate balance between risk and incentives.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement.

2023 Annual General Meeting Proxy Statement	93

Text of the Shareholder Resolution

IT IS RESOLVED, that shareholders of TE Connectivity Ltd. approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement for the 2023 Annual General Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Fiscal 2022 Summary Compensation table, and the other related tables and discussions.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 8. The vote is not binding on the Company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs and individual executive compensation packages.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 8

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AGENDA ITEM NO. 9—ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE
TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders provide advisory (non-binding) approval of the frequency of advisory votes on executive compensation at the company, such as Agenda Item No. 8. Shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two or three years.

Explanation

We are required by the Dodd-Frank Act to provide shareholders with a "say-on-pay" vote every one, two or three years, as determined by a separate advisory shareholder vote held at least once every six years. We have held an annual "say-on-pay" vote each year since 2011.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for advisory (non-binding) approval of Agenda Item No. 9. If none of the alternatives of Agenda Item No. 9 (one year, two years or three years) receive a majority vote, we will consider the highest number of votes cast by shareholders to be the frequency that has been selected by shareholders. However, because this vote is advisory and not binding on the Board of Directors or the company in any way, the Board may decide that it is in the best interests of our shareholders and the company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders. The Board has recommended that shareholders approve an annual "say-on-pay" vote.

RECOMMENDATION

The Board of Directors recommends that shareholders vote to hold the advisory vote on executive compensation every “ONE YEAR”

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AGENDA ITEM NO. 10— ADVISORY VOTE TO APPROVE THE SWISS STATUTORY COMPENSATION REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2022

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve, on an advisory (non-binding) basis, the 2022 Swiss Statutory Compensation Report of TE Connectivity Ltd. for the fiscal year ended September 30, 2022.

Explanation

Under Swiss law, we are required to prepare a separate Swiss Statutory Compensation Report each year that contains specific items in a presentation format determined by these regulations. Under newly effective Swiss law, our Swiss Statutory Compensation Report now must be submitted to shareholders for approval or disapproval in an advisory vote. The Swiss Statutory Compensation Report sets forth, for the fiscal years ended September 30, 2022 and September 24, 2021, the compensation of the members of the Board of Directors and Swiss members of Executive Management.

With regard to our compensation of Executive Management, we note that at our annual general meeting of shareholders held on March 9, 2022, shareholders approved the fiscal year 2023 maximum aggregate compensation amount for Executive Management in the aggregate amount of $49.9 million with 98.5% of shareholders voting in favor of the proposal. Shareholders also approved at that meeting the fiscal year 2023 maximum aggregate compensation amount for the Board of Directors in the aggregate amount of $4.0 million with 99.6% of shareholder voting in favor of the proposal.

Our 2022 Swiss Statutory Compensation Report accompanies this proxy statement and appears in our Annual Report on pages • – •.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 10. The vote is not binding on the Company, the MDCC or our Board. Nevertheless, our Board and the MDCC value the opinions of our shareholders and we will consider those opinions when designing compensation programs.

Recommendation

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 10

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AGENDA ITEM NO. 11—BINDING VOTE TO APPROVE FISCAL YEAR 2024 MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR EXECUTIVE MANAGEMENT

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve $53.5 million as the maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in fiscal year 2024.

Explanation

The proposal described in this Agenda Item No. 11 gives shareholders the opportunity to approve, in accordance with Swiss Code, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of Executive Management for our fiscal year ending September 27, 2024 (“fiscal year 2024”). The members of Executive Management as of January 1, 2023 include the following senior executives: Terrence R. Curtin, John S. Jenkins, Jr., Shadrak W. Kroeger, Steven T. Merkt, Heath A. Mitts, Timothy J. Murphy and Aaron K. Stucki (see position titles on page 49).

The general principles of the Company’s executive compensation program are described in article 25 of our articles of association. A more detailed description of our executive compensation programs currently in effect and the actual amounts paid to the Chief Executive Officer and other named executive officers for fiscal year 2022 are described in our “CD&A”, which begins on page 51. As described more fully in the CD&A, the Management Development and Compensation Committee has established and follows a disciplined process in adopting our executive compensation programs and in making individual executive compensation determinations. That process has been followed since the Company came into existence as a publicly traded company in fiscal year 2007, has been followed in fiscal year 2022 and we expect will continue to be followed in fiscal year 2023 and 2024 and beyond. We urge our shareholders to read our articles of association and the CD&A to understand our executive compensation philosophy and process when considering this proposal.

In addition, shareholders have had the opportunity since 2011 under U.S. law to cast a non-binding advisory vote to approve the compensation paid to our named executive officers, although that approval is for compensation paid in the business year preceding the Annual General Meeting of Shareholders. Shareholders should understand that U.S. proxy rules require disclosure of the compensation of our named executive officers and a non-binding shareholder vote on the compensation paid to those named executive officers. Our shareholders have consistently voiced their strong support for the Company’s executive compensation programs, providing approval of the non-binding proposals in each year since 2011, the year that the non-binding shareholder advisory vote requirement became effective. At the 2022 Annual General Meeting, the shareholder approval level was 95.04%. The non-binding advisory vote required under U.S. law is still in effect, so our shareholders are again provided the opportunity to cast a non-binding advisory vote to approve the compensation paid to the named executive officers in fiscal year 2022, as is more fully discussed in Agenda Item No. 8.

The Swiss Code requires a binding shareholder vote for the aggregate compensation of the members of Executive Management listed above. At the 2022 Annual General Meeting, shareholders approved the maximum aggregate compensation amounts to be paid to executive management for fiscal 2023 with 98.50% of votes cast.

For fiscal year 2024, we ask that shareholders approve maximum aggregate compensation that can be paid, granted or promised to the members of Executive Management in an amount not to exceed $53.5 million. Our shareholders should understand that this amount is the maximum amount that the Company can pay, grant or promise to its Executive Management (other than additional amounts that may be payable to persons who newly assume Executive Management functions or who are promoted within Executive Management during fiscal year 2024) and has been calculated using very conservative assumptions in order to provide the Board and Company management wide flexibility to reward extremely superior performance across all businesses and to address unforeseen circumstances that might arise during fiscal year 2024. The table below provides insight to our maximum amounts of compensation that could have been and were paid, granted or promised in the last fully completed fiscal year (fiscal year 2022), the maximum amounts approved to be paid, granted or promised for the 2023 fiscal year and our estimates for maximum compensation levels

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for the 2024 fiscal year. The footnote provides insight into the assumptions we have used to make the estimates.

	Fiscal Year 2022		Fiscal Year 2023	Fiscal Year 2024
	Maximum	Fiscal Year 2022	Maximum	Maximum
	Approved	Actual	Approved	Requested
	$ million	$ million	$ million	$ million(1)
Total Compensation	$45.0	$38.5	$49.9	$53.5

(1)	Fiscal year 2024 maximum requested assumes a 4.0% salary increase budget; annual incentive based on the 2023 base salary amount and maximum payout at 200% of target (available only upon achievement of superior performance); total equity pool available for Executive Management assuming all grants are made at 130% of fiscal year 2023 actual awards and additional compensation based on other compensation components as reported in the 2022 Proxy Statement. Actual annual incentive payouts are based on measures that support our strategic business objectives (which are approved by our Board of Directors). To achieve 200% payout, maximum performance objectives would need to be met. See pages 59-62 of the CD&A for additional details. Fiscal year 2024 maximum requested reflects a 7.2% increase compared to fiscal year 2023 maximum approved. This number includes the estimated international assignment costs for one member of Executive Management.

We do not anticipate that the aggregate amount paid to members of Executive Management in fiscal year 2024 will be at the maximum amount requested. Actual compensation paid to Executive Management in fiscal year 2022 was $38.5 million (includes grant date fair value of fiscal year 2022 equity grants). For a description of the compensation paid, granted or promised to named executive officers in fiscal year 2022, please refer to the CD&A beginning on page 51. We anticipate fiscal year 2023 compensation to range between $31.9 million and $43.3 million (includes grant date fair value of fiscal year 2023 equity grants). Actual fiscal year 2023 level is dependent on our performance pursuant to our Annual Incentive Plan as described in the CD&A on pages 57-61. For fiscal year 2023, amounts paid to members of Executive Management have been or will be awarded under the same or substantially similar executive compensation programs and under substantially the same terms as those in effect in fiscal year 2022. For a description of the base salary adjustments and fiscal year 2023 long term equity awards granted to our current named executive officers, please refer to the CD&A beginning on page 51. The fiscal year 2023 annual incentive program has likewise been designed with terms and conditions substantially similar to the fiscal year 2022 program, with performance goals for fiscal year 2023 adjusted to reflect our fiscal year 2023 financial plan and strategic objectives. We expect to make fiscal year 2024 compensation awards in the same or substantially similar manner, utilizing our current executive compensation programs and setting performance goals to reflect our fiscal year 2024 financial plan and the strategic needs of the Company for fiscal year 2024.

Consistent with past practice, we expect the total compensation paid to members of Executive Management for fiscal year 2024 to be adjusted for base salary increases and reflective of Company performance. Assuming current projections for fiscal year 2024 and no unforeseen circumstances occurring, we expect that the total compensation paid to members of Executive Management for fiscal year 2024 will be in line with meeting targeted Company performance objectives. Nonetheless, we request that our shareholders approve the maximum aggregate amount of $53.5 million to assure that the board and management have the flexibility to award superior performance across all business units in fiscal year 2024 and/or to respond to unforeseen circumstances that may arise in fiscal year 2024.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 11.

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RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 11

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AGENDA ITEM NO. 12—BINDING VOTE TO APPROVE FISCAL YEAR 2024

MAXIMUM AGGREGATE COMPENSATION AMOUNT FOR THE BOARD OF DIRECTORS

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve $4.1 million as the maximum aggregate compensation that can be paid to the Board of Directors in fiscal year 2024.

Explanation

As required by the Swiss Federal Ordinance Against Excessive Compensation, the proposal described in this Agenda Item No. 12 gives shareholders the opportunity to approve, on a binding basis, the maximum aggregate amount of compensation that can be paid, granted or promised to the members of the Board of Directors for our fiscal year ending September 27, 2024 (“fiscal year 2024”). For purposes of this proposal, the Board of Directors refers only to the outside directors.

The general principles of the Company’s compensation program for the Board of Directors are described in article 25 of our articles of association. A more detailed description of our compensation programs currently in effect for the Board of Directors and the actual amounts paid to each member of the Board for fiscal year 2022 are described in Compensation of Non-Employee Directors which begins on page 79. The current program consists of (i) cash retainer amounts, (ii) equity retainer amounts, awarded in the form of Company common shares, and (iii) other miscellaneous benefits. Basic retainer fees for Board members are the same, but additional retainer fees are paid to the Non-Executive Chairman, Lead Independent Director, committee chairs, members of the Audit Committee and member of the Science Advisory Board.

For fiscal year 2024, we ask that shareholders approve $4.1 million as the maximum aggregate compensation that can be paid, granted or promised to the Board of Directors. Our shareholders should understand that this amount is the maximum amount that the Company can pay, grant or promise to its Board of Directors in fiscal year 2024 and has been calculated based on the fiscal year 2023 Board compensation structure with an additional reserve to provide flexibility to make appropriate fee increases in fiscal year 2024 in light of competitive market practices. For a description of the Board fees please refer to pages 79-80.

Any additional increase in the number of directors and the director compensation paid to any new director would be presented for shareholder approval pursuant to the Swiss Code and the Company’s articles of association.

The table below first shows the aggregate compensation paid to the Board of Directors in fiscal year 2022 and the approved maximum aggregate compensation for fiscal year 2023. The table also shows our requests for maximum compensation levels for fiscal year 2024. It should be noted that the actual compensation for fiscal year 2022 included 9 full year directors and 3 partial year directors. The approved maximum compensation level for fiscal year 2023 as approved by shareholders at our annual meeting in March 2022 covered 10 full year directors. The request for fiscal year 2024 covers the 10 full year non-employee directors who are nominated for election at our 2023 Annual General Meeting.

	Fiscal Year 2022	Fiscal Year 2022	Fiscal Year 2023	Fiscal Year 2024
	Approved $ million	Actual $ million	Approved $ million	Requested $ million
	(11 full year	(9 full + 3 partial	(10 full year	(10 full year
	Directors)	year Directors)(1)	Directors)	Directors)
Total Compensation	$4.5	$3.5	$4.0	$4.1

(1)Values include grant date fair value of equity using the Company’s closing stock price on the date of grant. See pages 79-80 of Compensation of Non-Employee Directors for information.

We request that our shareholders approve the maximum aggregate amount of $4.1 million to allow the Company to have sufficient flexibility to implement any fee adjustments and/or to respond to unforeseen circumstances that may arise in fiscal year 2024.

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Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required to approve Agenda Item No. 12.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 12

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AGENDA ITEM NO. 13—CARRYFORWARD OF UNAPPROPRIATED ACCUMULATED

EARNINGS AT SEPTEMBER 30, 2022

Motion Proposed by the Board of Directors

Our Board of Directors proposes that shareholders approve that our unappropriated accumulated earnings of CHF 1,140 million at September 30, 2022 be carried forward in available earnings.

Background

Under Swiss law, the appropriation of available earnings as set forth in our Swiss statutory financial statements must be submitted to shareholders for approval at each annual general meeting. At September 30, 2022, our balance sheet in our Swiss statutory financial statements reflected unappropriated accumulated earnings of CHF 1,140 million.

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 13.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 13

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AGENDA ITEM NO. 14—DECLARATION OF DIVIDEND

Motion Proposed by the Board of Directors

Our Board of Directors proposes (based on resolutions adopted on December 8, 2022) that shareholders resolve to make a dividend payment in the amount of $2.36 per issued share out of reserves from capital contributions in our Swiss statutory accounts on the dates designated below in four equal quarterly installments of $0.59 each to shareholders of record on the dates designated below, starting with the third fiscal quarter of 2023 and ending in the second fiscal quarter of 2024.

Explanation

The Board of Directors proposes that the company pay an ordinary cash dividend in the amount of $2.36 per share out of reserves from capital contributions in our Swiss statutory accounts. Subject to the cap described below, payment of the dividend will be made in four equal quarterly installments of $0.59, with the first installment to be paid on June 2, 2023 to shareholders of record at the close of business on May 19, 2023, the second installment to be paid on September 1, 2023 to shareholders of record at the close of business on August 18, 2023, the third installment to be paid on December 1, 2023 to shareholders of record at the close of business on November 17, 2023, and the fourth installment to be paid on March 1, 2024 to shareholders of record at the close of business on February 16, 2024. Dividend payments will be made with respect to our outstanding share capital on the record date for the applicable dividend payment. The reduction to our reserves from capital contributions in our Swiss statutory accounts, which is required to be made in Swiss francs, will be determined based on the aggregate amount of the dividend and will be calculated based on the USD/CHF exchange rate in effect on the date of the Annual General Meeting as published on the website of the Swiss National Bank.

If the proposal is approved, the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF 1,800,000,000 (or approximately $ • per share based on the USD/CHF exchange rate of CHF • per US $1.00 in effect on January 5, 2023). To the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap. If the cap were reached, no further installment payments could then be made. In addition, the aggregate reduction in reserves from capital contributions will be increased for any shares issued, and decreased for any shares acquired, after the Annual General Meeting and before the record date for the applicable dividend installment payment.

Our statutory auditor, Deloitte AG, must confirm that the dividend proposal conforms with the requirements of the Swiss Code and our articles of association. The auditor's report will be available at the meeting.

Text of the Shareholder Resolution

IT IS RESOLVED, that a dividend of $2.36 per share payable from reserves from capital contributions shall be distributed to the shareholders out of the reserves of TE Connectivity Ltd., to be paid to the shareholders in four equal quarterly installments of $0.59, (1) on June 2, 2023 to the shareholders of record on May 19, 2023, (2) on September 1, 2023 to the shareholders of record on August 18, 2023, (3) on December 1, 2023 to the shareholders of record on November 17, 2023, and (4) on March 1, 2024 to the shareholders of record on February 16, 2024; the U.S. dollar amount of the dividend will be capped at an amount such that the aggregate reduction to our reserves from capital contributions will not exceed CHF 1,800,000,000, so that to the extent that a dividend payment would exceed the cap, the U.S. dollar per share amount of the current or future dividends will be reduced on a pro rata basis so that the aggregate amount of all dividends paid does not exceed the cap.

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Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 14.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 14

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AGENDA ITEM NO. 15—AUTHORIZATION RELATING TO SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

        Our Board of Directors proposes that the shareholders authorize TE Connectivity Ltd., according to its own discretion, to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,500,000,000 for the purpose that the shares bought back under this authorization by TE Connectivity Ltd. may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code. The company intends to cancel and reduce share capital (amendment to the articles of association) with respect to any shares purchased by TE Connectivity Ltd. under this authorization through the fiscal quarter ending September 29, 2023. The company intends to execute such cancellation and share capital reduction by either approval by the Board of Directors under the company’s capital band, if any, or by submitting for approval to shareholders at the 2024 annual general meeting of shareholders or at another meeting of shareholders (to the extent such shares are not previously cancelled). If any portion of the authorization remains outstanding after the above procedures, the company could follow the procedures in subsequent periods to cancel shares purchased by TE Connectivity Ltd. under the authorization.

Explanation

By obtaining shareholders' approval of the share repurchase program authorization described above, as permitted under Swiss law, the company and its subsidiaries may purchase shares of TE Connectivity Ltd. that could exceed the 10% limitation for shares owned by the company and its subsidiaries set forth in the Swiss Code. In June 2022, the Board of Directors approved an additional USD 1,500,000,000 authorization under the company's share repurchase program which may be used by the company to repurchase shares up to the authorized amount in future periods. Shares bought back by any subsidiary of the company under the Board's authorization would not be submitted to shareholders for cancellation, although such shares, when aggregated with shares bought back by TE Connectivity Ltd., would not exceed the aggregate authorization approved by our Board of Directors. The two-step procedure described above, with the shareholders voting on the share repurchase program authorization at this Annual General Meeting, and deciding on the definitive cancellation of shares at a subsequent general meeting or the Board of Directors cancelling such shares under the capital band, has the advantage that, by obtaining shareholders' approval for the future cancellation of a maximum number of shares, as permitted under Swiss law, these shares may no longer fall within the statutory limit of the Swiss Code. This procedure thereby provides the company with greater flexibility for the company's capital management and return of value to shareholders.

Text of Shareholder Resolution

IT IS RESOLVED, that: (1) the meeting of shareholders authorizes TE Connectivity Ltd. to purchase under its share repurchase program shares of TE Connectivity Ltd. having an aggregate purchase price to the company of up to USD 1,500,000,000 for the purpose that the shares bought back by TE Connectivity Ltd. under this authorization may be held for cancellation and, if so held and cancelled, will not be subject to the 10% limitation for the aggregate par value of TE Connectivity Ltd. shares owned by the company and its subsidiaries under article 659 of the Swiss Code of Obligations, (2) the legal reserves for treasury shares (if and to the extent required under the applicable law) may be created by reclassifying unappropriated accumulated earnings, and (3) the amendment of the articles of association of TE Connectivity Ltd. (reduction of share capital in respect of the actual number of shares so held for cancellation) shall be either approved by the Board of Directors under the company’s capital band or submitted for approval to the annual general meeting of shareholders held in 2024 and, if necessary, the annual general meeting of shareholders held in future years, provided that the submission of repurchased shares for cancellation may be made at any extraordinary general meeting of shareholders held from time to time.

2023 Annual General Meeting Proxy Statement	105

Vote Requirement to Approve Agenda Item

        The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 15.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 15.

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AGENDA ITEM NO. 16— APPROVAL OF REDUCTION OF SHARE CAPITAL FOR

SHARES ACQUIRED UNDER OUR SHARE REPURCHASE PROGRAM

Motion Proposed by the Board of Directors

Our Board of Directors proposes that 8,360,500 shares purchased under our share repurchase program by TE Connectivity Ltd. during the period beginning September 25, 2021 and ending September 30, 2022 be cancelled and that, as a result, shareholders approve amendments to our articles of association to effect the share capital reduction by CHF 4,765,485.00 to CHF 183,808,060.17. The proposed amendments to article 4, paragraph 1 and article 6, paragraph 1 of our articles of association are set forth below under "Text of Shareholder Resolution."

Explanation

The Board of Directors believes it is advisable and in the best interests of the company to cancel shares purchased by TE Connectivity Ltd. under our share repurchase program during fiscal 2022 and accordingly effect the reduction of the share capital of the company by approval of the proposed amendments to the articles of association.

PricewaterhouseCoopers AG, Zürich, Switzerland, the company's special auditor, will deliver a report confirming that the receivables of the creditors of TE Connectivity will be fully covered after giving effect to the share capital reduction in accordance with article 653m, paragraph 1 of the Swiss Code. If the report of the special auditor is already available at the Annual General Meeting, the Board of Directors will inform at the meeting about the result of the report.

In order to accomplish a capital reduction by cancellation of shares, the Board of Directors has to inform the creditors with a publication in the Swiss Official Gazette of Commerce (SHAB) that they may demand security by registering their claims within 30 days of publication in the SHAB. The Board of Directors intends to publish the notice to the creditors prior to the Annual General Meeting.

If approved by shareholders and all further requirements for the capital reduction set forth in the Swiss Code are fulfilled, the Board of Directors will amend the articles of association to reflect the capital reduction. Depending on the timing of the publication of the notice to the creditors, we expect that the share capital reduction will be accomplished during the course of March or April 2023.

Text of Shareholder Resolution

IT IS RESOLVED, that, in accordance with article 653n of the Swiss Code:

1. the registered share capital of TE Connectivity Ltd. in the aggregate amount of Swiss francs ("CHF") 188,573,545.17 shall be reduced by the amount of CHF 4,765,485.00 to CHF 183,808,060.17 by cancelling 8,360,500 registered shares which will reduce the position "own shares held in treasury" in the shareholders' equity by the cost of the cancelled shares;

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3. the articles of association of TE Connectivity Ltd. shall be adapted by the Board of Directors as follows:

Previous version	Proposed new version
Art. 4 Share Capital	Art. 4 Share Capital
[1] The Company’s share capital is CHF 188,573,545.17. It is divided into 330,830,781 registered shares with a par value of CHF 0.57 each.	[1] The Company’s share capital is CHF 183,808,060.17. It is divided into 322,470,281 registered shares with a par value of CHF 0.57 each.

Art. 6 Conditional Share Capital	Art. 6 Conditional Share Capital

[1] The share capital of the Company shall be increased by an amount not exceeding CHF 94,286,772.30 through the issue of a maximum of 165,415,390 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]

[1] The share capital of the Company shall be increased by an amount not exceeding CHF 91,904,029.80 through the issue of a maximum of 161,235,140 registered shares, payable in full, with a par value of CHF 0.57 each [rest of paragraph unchanged]

Vote Requirement to Approve Agenda Item

The approval of a majority of the votes cast at the meeting, whether in person or by proxy, is required for approval of Agenda Item No. 16.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 16

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AGENDA ITEM NO. 17— APPROVAL OF CHANGES TO THE SHARE CAPITAL AND RELATED AMENDMENTS TO ARTICLES OF ASSOCIATION

Motion Proposed by the Board of Directors

Our Board of Directors proposes that its authority to issue shares out of the Company's authorized capital or reduce shares through a cancellation of shares be approved under the Company’s capital band for a period ending one year after the date of the Annual General Meeting (March 15, 2024, assuming no postponement or adjournment of the Annual General Meeting), by the shareholders' approval of an amendment to article 5 of our articles of association. This proposed amendment to article 5 of our articles of association is set forth below under "Text of Shareholder Resolution."

Explanation

Until recently, Swiss law provided for the option to create authorized share capital that could be issued by the board of directors, but this authorization was limited to authorized share capital up to 50% of the existing registered shares with the authorization valid for a maximum of two years. Such authorization period under our articles of association ended on March 11, 2022. As part of the Swiss corporate law reform, as of January 1, 2023, the concept of authorized share capital is replaced by a capital band. Under a capital band, the articles of association may authorize the board of directors for a maximum period of five years to increase the ordinary share capital registered in the commercial register to a maximum of 150% and/or reduce it to a minimum of 50% of the share capital.

The Board of Directors believes it is advisable and in the best interests of the Company for the shareholders to amend the articles of association in order to authorize the board of directors for a maximum period of one year to increase the ordinary share capital registered in the commercial register to a maximum of 120% and/or reduce it to a minimum of 80% of the existing share capital of the Company.

If this Agenda Item is approved, we would nevertheless seek shareholder approval for share issuances to the extent required under NYSE rules. Under current NYSE rules, shareholder approval is generally required, with certain enumerated exceptions, to issue common shares or securities convertible into or exercisable for common shares in one or a series of related transactions if such common shares represent 20% or more of the voting power or outstanding common shares of the company. NYSE rules also require shareholder approval for an issuance of shares that would result in a change of control of the company, as well as for share issuances in connection with certain benefit plans or related party transactions.

Text of Shareholder Resolution

IT IS RESOLVED, that the meeting of shareholders approves the amendment of article 5 of the articles of association of TE Connectivity Ltd. as follows:

Previous version	Proposed new version
Art. 5 Authorized Capital	Art. 5 Capital Band

[1]The Board of Directors is authorized to increase the share capital at any time until 11 March 2022 by an amount not exceeding CHF 94,286,772.30 through the issuance of up to 165,415,390 fully paid up registered shares with a par value of CHF 0.57 each.

[1]The Board of Directors is authorized any time until March 15, 2024 to increase and/or reduce the share capital once or several times within the upper limit of CHF 220,569,672.09, corresponding to 386,964,337 registered shares with a par value of CHF 0.57 each, and the lower limit of CHF 147,046,448.25, corresponding to 257,976,225 registered shares with a par value of CHF 0.57 each.

2In the event of a capital increase the following applies:

(a)
The Board of Directors shall determine the number of shares, the issue price, the type of contributions required for subscription, the date of issue, the conditions governing the exercise of preemptive rights and the commencement of dividend entitlement. The Board of Directors may issue new shares which are underwritten by a bank or other third party and subsequently offered to existing shareholders. The Board of Directors is authorized to restrict or to exclude trading in the preemptive rights to the new shares. In the event of preemptive rights not being exercised, the Board of Directors may, at its discretion, either allow such rights to expire worthless, place them or the shares to which they are entitled at market conditions, or use them in some other manner in the interests of the Company.

(b)
The Board of Directors is empowered to withdraw or restrict shareholders’ preemptive rights and to allocate such rights to individual shareholders, third parties, the Company or Affiliates:

(1)
if the issue price of the new shares is determined by reference to the market price;
(2)
for the acquisition of an enterprise, part(s) of an enterprise or investments, or for the financing or refinancing of any such transactions, or for the financing of new investment plans of the Company or an Affiliate;
(3)
for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets or for purposes of the investment of strategic partners;
(4)
in connection with the listing of new shares on domestic or foreign stock exchanges, including private placements to one or more investors;
(5)
for purposes of granting an over-allotment option ("greenshoe") of up to 20% of the total number of shares in a placement or sale of shares to the respective initial purchaser(s) or underwriter(s); or
(6)
for the participation of Directors of the Company, members of the executive management, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its subsidiaries or Affiliates.

[3]Capital reductions may be made either through a reduction of the par value of the shares or through cancellation of shares. In the case of a capital increase by increase of the par value or a capital reduction by reduction of the par value, the Board of Directors shall amend all provisions of the Articles of Association relating to the par value of a share accordingly.

[4]Within the limits of this capital band, the Board of Directors is also authorized:

(a)
to increase the capital by converting free reserves (including earnings carried forward) into share capital;

2023 Annual General Meeting Proxy Statement	109

[2]Increases through underwritten offerings or in partial amounts are permitted. The Board of Directors shall determine the time of the issuance, the issue price, the manner in which the new shares have to be paid up, the date from which the shares carry the right to dividends, and the conditions for the exercise of preemptive rights that have not been exercised.

[3]The Board of Directors may allow the preemptive rights that have not been exercised to expire, or it may place the preemptive rights which have not been exercised or shares the preemptive rights of which have not been exercised at market conditions or use them otherwise in the interest of the Company.

[4]The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to individual shareholders or third parties:

(a)
if the issue price of the new shares is determined by reference to the market price;
(b)
for the acquisition of an enterprise, part(s) of an enterprise or investments, or for the financing or refinancing of any such transactions, or for the financing of new investment plans of the Company;
(c)
for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets, for purposes of the investment of strategic partners, or in connection with the listing of new shares on domestic or foreign stock exchanges;

(b)
to change the share capital to a round amount of the new currency in connection with a change of currency of the share capital; or
(c)
to carry out capital reductions by means of a reduction in par value once or several times per year and to pay out the reduction amount to the shareholders after adjusting the Articles of Association.

[5]The acquisition of registered shares out of the capital band and any further transfers of registered shares shall be subject to the restrictions specified in art. 8 of the Articles of Association.

110	2023 Annual General Meeting Proxy Statement

(d)
for purposes of granting an over-allotment option ("greenshoe") of up to 20% of the total number of shares in a placement or sale of shares to the respective initial purchaser(s) or underwriter(s); or
(e)
for the participation of Directors of the Company, members of the executive management, employees, contractors, consultants or other persons performing services for the benefit of the Company or any of its subsidiaries or Affiliates.

[5]The acquisition of registered shares out of authorized share capital for general purposes and any further transfers of registered shares shall be subject to the restrictions specified in Art. 8 of the Articles of Association.

*Assumes that the amendments to our articles of association set forth in this agenda item occur after the amendment to our articles of association set forth in Agenda Item No. 16 (approval of reduction of share capital for shares acquired under our share repurchase program).

Vote Requirement to Approve Agenda Item

The affirmative vote of two-thirds of the share votes represented and the absolute majority of the par value of the represented shares with voting rights that are represented at the Annual General Meeting, whether in person or by proxy, is required for approval of Agenda Item No. 17.

RECOMMENDATION

The Board of Directors recommends a vote “FOR” approval of Agenda Item No. 17

2023 Annual General Meeting Proxy Statement	111

ADDITIONAL INFORMATION

Cost of Solicitation

The cost of solicitation of proxies will be paid by TE Connectivity. TE Connectivity has engaged D. F. King & Co., Inc. as the proxy solicitor for the Annual General Meeting for an approximate fee of $12,500. In addition, certain directors, officers or employees of TE Connectivity may solicit proxies by telephone or personal contact. Upon request, TE Connectivity will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares.

Registered and Principal Executive Offices

The registered and principal executive offices of TE Connectivity are located at Mühlenstrasse 26, CH-8200 Schaffhausen, Switzerland. The telephone number is +41 (0) 52 633 66 61.

Annual Report

Copies of our Annual Report for the fiscal year ended September 30, 2022 containing our audited consolidated financial statements with accompanying notes and our audited Swiss statutory financial statements prepared in accordance with Swiss law as well as additionally required Swiss disclosures and our Swiss Statutory Compensation Report, are available to shareholders free of charge on our website at https://www.te.com or by writing to TE Connectivity Shareholder Services, TE Connectivity Ltd., Mühlenstrasse 26, CH-8200 Schaffhausen, Switzerland.

Householding

TE Connectivity has adopted a procedure called “householding.” Under this procedure, TE Connectivity may deliver a single copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 to multiple shareholders who share the same address, unless TE Connectivity has received contrary instructions from one or more of the shareholders. This procedure reduces the environmental impact of our annual general meetings and reduces TE Connectivity’s printing and mailing costs. Shareholders who participate in householding will continue to receive and have access to separate proxy cards. Upon written or oral request, TE Connectivity will deliver promptly a separate copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2022 to any shareholder that elects not to participate in householding.

To receive, free of charge, a separate copy of the Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this proxy statement or the Annual Report on Form 10-K for the fiscal year ended September 30, 2022, or separate copies of any future notice, proxy statement, or annual report, you may write or call TE Connectivity at the following physical address or phone number:

TE Connectivity Ltd.

Mühlenstrasse 26

CH 8200 Schaffhausen, Switzerland

Tel: +41 (0) 52 633 66 61

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the bank, broker, or other organization that holds your shares to request information about eliminating duplicate mailings.

2023 Annual General Meeting Proxy Statement	113

TE CONNECTIVITY 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS

TE Connectivity anticipates that the 2024 Annual General Meeting of Shareholders will be held on or about March 13, 2024.

Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act and article 14 of TE Connectivity’s articles of association will be considered for inclusion in TE Connectivity’s 2023 proxy statement and proxy card for the meeting if the proposal is received in writing by TE Connectivity’s Secretary no later than September 15, 2023. The notice of proposal must comply with the requirements established by the SEC and must include the information specified in article 14 of TE Connectivity’s articles of association and must be a proper subject for shareholder action under Swiss law.

Article 14 of TE Connectivity’s articles of association sets forth the procedures (including, without limitation, advance notice requirements) a shareholder must follow to request that an item (including a motion to nominate persons for election to the Board of Directors if such motion relates in any way to Company action with respect to its proxy materials (e.g. in reliance on the SEC’s universal proxy rules) be put on the agenda of a general meeting of shareholders. The deadline under our articles of association for submitting such a proposals in writing is no later than September 20, 2023. No prior notice is required to bring proposals (including the nomination of persons for election to the Board of Directors) at a general meeting of shareholders where such proposals relate to items that are already included on the agenda for that meeting. In addition to satisfying the foregoing requirements, shareholders who intend to solicit proxies in support of director nominees, other than the Company’s nominees, in reliance on the SEC’s universal proxy rules must comply with the additional requirements of Rule 14a-19(b).

Proposals and notices should be addressed to Harold G. Barksdale, Secretary, TE Connectivity Ltd., Mühlenstrasse 26, CH-8200 Schaffhausen, Switzerland.

114	2023 Annual General Meeting Proxy Statement

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings also are available to the public at the SEC’s website (http://www.sec.gov). In addition, you can obtain reports and proxy statements and other information about us at the offices of the NYSE, 20 Broad Street, New York, New York 10005, USA.

We maintain a website on the Internet at http://www.te.com. We make available free of charge, on or through our website, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to those reports, as soon as reasonably practicable after such material is filed with the SEC. This reference to our Internet address is for informational purposes only and shall not, under any circumstances, be deemed to incorporate the information available at such Internet address into this proxy statement.

2023 Annual General Meeting Proxy Statement	115

VIEW MATERIALS & VOTE w SCAN TO TE CONNECTIVITY LTD. MÜHLENSTRASSE 26 CH-8200 SCHAFFHAUSEN, SWITZERLAND VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 p.m., Central European T ime on March 14, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dr. René Schwarzenbach, c/o Proxy Services, P.O. Box 9148, Farmingdale, NY 11735-9855, United States of America, so that it is received by 5:00 p.m., Central European Time on March 14, 2023. This proxy card is valid only when signed and dated. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS INDICATED IN THIS EXAMPLE: D94570-P83532-P83531 The Board of Directors recommends a vote “FOR” each of the director nominees listed below and “FOR” each agenda item (including each subpart thereof) except for Agenda Item No. 9 for which the Board recommends a vote for “1 Year”. The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting (or any adjournment thereof) all of his/her shares as set out below: For ! ! ! ! ! ! ! ! ! ! ! ! ! Against ! ! ! ! ! ! ! ! ! ! ! ! ! Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! For ! ! ! ! ! ! ! 2 Years Against ! ! ! ! ! ! ! 3 Years Abstain ! ! ! ! ! ! ! Abstain 1. ELECTION OF DIRECTORS 5.2 To approve the statutory financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022 1a. Jean-Pierre Clamadieu 1b. Terrence R. Curtin 5.3 To approve the consolidated financial statements of TE Connectivity Ltd. for the fiscal year ended September 30, 2022 To release the members of the Board of Directors and executive officers of TE Connectivity for activities during the fiscal year ended September 30, 2022 To elect Deloitte & Touche LLP as TE Connectivity’s independent registered public accounting firm for fiscal year 2023 1c. Carol A. (“John”) Davidson 6. 1d. Lynn A. Dugle 7.1 1e. William A. Jeffrey 7.2 To elect Deloitte AG, Zurich, Switzerland, as TE Connectivity’s Swiss registered auditor until the next annual general meeting of TE Connectivity 1f. Syaru Shirley Lin 7.3 To elect PricewaterhouseCoopers AG, Zurich, Switzerland, as TE Connectivity’s special auditor until the next annual general meeting of TE Connectivity 1g. Thomas J. Lynch 8. An advisory vote to approve named executive officer compensation 1 Year 1h. Heath A. Mitts ! ! For ! Against ! Abstain 9. An advisory vote on the frequency of an advisory vote to approve named executive officer compensation 1i. Abhijit Y. Talwalkar 1j. Mark C. Trudeau ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 10. An advisory vote to approve the Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022 A binding vote to approve fiscal year 2024 maximum aggregate compensation amount for executive management A binding vote to approve fiscal year 2024 maximum aggregate compensation amount for the Board of Directors To approve the carryforward of unappropriated accumulated earnings at September 30, 2022 To approve a dividend payment to shareholders equal to $2.36 per issued share to be paid in four equal quarterly installments of $0.59 starting with the third fiscal quarter of 2023 and ending in the second fiscal quarter of 2024 pursuant to the terms of the dividend resolution To approve an authorization relating to TE Connectivity’s Share Repurchase Program To approve a reduction of share capital for shares acquired under TE Connectivity’s share repurchase program and related amendments to the articles of association of TE Connectivity Ltd. To approve changes to share capital and related amendments to the articles of association of TE Connectivity Ltd. 1k. Dawn C. Willoughby 11. 1l. Laura H. Wright 12. 2. To elect Thomas J. Lynch as the Chairman of the Board of Directors 13. 3. To elect the individual members of the Management Development and Compensation Committee 14. ! ! ! ! ! ! ! ! ! ! ! ! 3a. Abhijit Y. Talwalkar 3b. Mark C. Trudeau 15. 16. 3c. Dawn C. Willoughby 4. To elect Dr. René Schwarzenbach, of Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the relevant meeting, as the independent proxy at the 2024 annual meeting of TE Connectivity and any shareholder meeting that may be held prior to that meeting 17. The person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote at the Annual General Meeting all of his/her shares in accordance with the recommendation of the Board of Directors with respect to each of the above Agenda Items (except if instructed otherwise above). In the event of other agenda items or proposals during the Annual General Meeting on which voting is permissible under Swiss law, the person signing below, being a holder of shares of TE Connectivity, hereby authorizes and directs the Independent Proxy to vote his/her shares in accordance with the respective recommendation of the Board of Directors. ! ! ! 5.1 To approve the 2022 Annual Report of TE Connectivity Ltd. (excluding the statutory financial statements for the fiscal year ended September 30, 2022, the consolidated financial statements for the fiscal year ended September 30, 2022 and the Swiss Statutory Compensation Report for the fiscal year ended September 30, 2022) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature [PLEASE SIGN WITHIN BOX] Date

Annual General Meeting of Shareholders of TE Connectivity Ltd. March 15, 2023 2:00 p.m., Central European Time Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland In order to assure that your votes are tabulated in time to be voted at the Meeting, you must submit your proxy card or vote by the Internet so that your votes are received by 5:00 p.m., Central European Time on March 14, 2023. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report to Shareholders are available at www.te.com/TEAnnualMeeting. D94571-P83532-P83531 TE CONNECTIVITY LTD. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proxy Card for use to vote at the Annual General Meeting of Shareholders of TE Connectivity Ltd., a Swiss corporation (“TE Connectivity”), or any adjournment or postponement thereof (the “Meeting”), to be held on March 15, 2023 at 2:00 p.m., Central European Time, at Park Hyatt Zürich, Beethoven-Strasse 21, 8002 Zürich, Switzerland. The person signing on the reverse side, being a holder of shares of TE Connectivity, revoking any proxy heretofore given in connection with the Meeting, hereby appoints as his/her proxy at the Meeting, the independent proxy, Dr. René Schwarzenbach, Proxy Voting Services GmbH, or another individual representative of Proxy Voting Services GmbH if Dr. Schwarzenbach is unable to serve at the meeting, (the “Independent Proxy”) and directs such proxy to vote (or abstain from voting) at the Meeting all of his/ her shares as indicated on the reverse side of this card. See Independent Proxy address immediately below for return of proxy card. Dr. René Schwarzenbach c/o Proxy Services P.O. Box 9148 Farmingdale, NY 11735-9855 United States of America PLEASE MARK YOUR VOTES IN THE CORRESPONDING BOXES ON THE REVERSE SIDE OF THIS CARD (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)